FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-171508-03

May 9, 2012

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,623,228,182
(Approximate Mortgage Pool Balance)

$1,456,847,000
(Offered Certificates)

GS Mortgage Securities Trust 2012-GCJ7
As Issuing Entity

GS Mortgage Securities Corporation II
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2012-GCJ7

Jefferies LoanCore LLC
Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.
Archetype Mortgage Funding I LLC
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.	Jefferies

Citigroup

Co-Lead Managers and Joint Bookrunners

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-171508) (the “Base Prospectus”) and a separate free writing prospectus, each to be dated May 11, 2012 (the “Free Writing Prospectus”).  The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus).  The Base Prospectus and the Free Writing Prospectus are available upon request from Goldman, Sachs & Co., Jefferies & Company, Inc. or Citigroup Global Markets Inc.  Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.  This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Term Sheet may not pertain to any securities that will actually be sold.  The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options).  Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only.  Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co., Jefferies & Company, Inc. or Citigroup Global Markets Inc. provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING.  NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION.  IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s/DBRS/Morningstar)(1)	Initial Certificate Principal or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass- Through Rate(3)		Pass- Through Rate Description		Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAA(sf) / AAA	$88,050,000		30.000	%(5)	[___	]%		(6)	2.22	07/12 – 07/16
Class A-2	Aaa(sf) / AAA(sf) / AAA	$243,624,000		30.000	%(5)	[___	]%		(6)	4.60	07/16 – 09/17
Class A-3	Aaa(sf) / AAA(sf) / AAA	$48,140,000		30.000	%(5)	[___	]%		(6)	6.68	02/19 – 02/19
Class A-4	Aaa(sf) / AAA(sf) / AAA	$673,926,000		30.000	%(5)	[___	]%		(6)	9.19	12/20 – 03/22
Class A-AB	Aaa(sf) / AAA(sf) / AAA	$82,519,000		30.000	%(5)	[___	]%		(6)	6.91	09/17 – 12/20
Class X-A	Aaa(sf) / AAA(sf) / AAA	$1,308,727,000	(7)	N/A		[___	]%	Variable IO	(8)	N/A	N/A
Class A-S	Aaa(sf) / AAA(sf) / AAA	$172,468,000		19.375%		[___	]%		(6)	9.85	03/22 – 05/22
Class B	Aa3(sf) / AA(sf) / AA+	$93,336,000		13.625%		[___	]%		(6)	9.93	05/22 – 05/22
Class C	A3(sf) / A (low)(sf) / A+	$54,784,000		10.250%		[___	]%		(6)	9.93	05/22 – 05/22

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s/DBRS/Morningstar)(1)	Initial Certificate Principal or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass-Through Rate(3)		Pass-Through Rate Description		Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-B	Ba3(sf) / AAA(sf) / AAA	$314,501,182	(7)	N/A		[___	]%	Variable IO	(8)	N/A	N/A
Class D	Baa3(sf) / BBB (low)(sf) / BBB+	$64,929,000		6.250%		[___	]%		(6)	9.93	05/22 – 05/22
Class E	Ba2(sf) / BB(sf) / BBB-	$26,377,000		4.625%		[___	]%		(6)	9.93	05/22 – 05/22
Class F	B2(sf) / B(sf) / BB+	$26,378,000		3.000%		[___	]%		(6)	9.93	05/22 – 05/22
Class G	NR / NR / NR	$48,697,182		0.000%		[___	]%		(6)	9.93	05/22 – 05/22
Class S(9)	N/A	N/A		N/A		N/A		N/A		N/A	N/A
Class R(10)	N/A	N/A		N/A		N/A		N/A		N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above.  The anticipated ratings shown are those of Moody’s Investors Service, Inc., DBRS, Inc. and Morningstar Credit Ratings, LLC.  Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date.  Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus.  Moody’s Investors Service, Inc. and DBRS, Inc. have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings.  For additional information about this identifier, prospective investors can go to www.moodys.com and www.dbrs.com.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)	Assuming no prepayments and based on the Modeling Assumptions set forth under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a specified percentage.

(7)
The Class X-A and Class X-B certificates will not have principal amounts and will not be entitled to receive distributions of principal.  Interest will accrue on the Class X-A and Class X-B certificates at their respective pass-through rates based upon their respective notional amounts.  The notional amount of the Class X-A certificates will be equal to the aggregate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates from time to time.  The notional amount of the Class X-B certificates will be equal to the aggregate principal amounts of the Class B, Class C, Class D, Class E, Class F and Class G certificates from time to time.

(8)
The pass-through rate on the Class X-A certificates will generally be equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates, as described in the Free Writing Prospectus. The pass-through rate on the Class X-B certificates will generally be equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class B, Class C, Class D, Class E, Class F and Class G certificates, as described in the Free Writing Prospectus.

(9)
The Class S certificates will not have a principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class S certificates will only be entitled to distributions of excess interest accrued on the mortgage loan with an anticipated repayment date.

(10)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class R certificates represent the residual interest in multiple REMICs, as further described in the Free Writing Prospectus.  The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance	$1,623,228,182
Number of Mortgage Loans	79
Number of Mortgaged Properties	175
Average Cut-off Date Mortgage Loan Balance	$20,547,192
Weighted Average Mortgage Interest Rate	5.7985%
Weighted Average Remaining Term to Maturity (months)(2)	104
Weighted Average Remaining Amortization Term (months)(3)	332
Weighted Average Cut-off Date LTV Ratio(4)(5)	64.4%
Weighted Average Maturity Date LTV Ratio(2)(5)(6)	54.5%
Weighted Average Underwritten Debt Service Coverage Ratio(5)(7)(8)	1.50x
Weighted Average Debt Yield on Underwritten NOI(5)(9)	11.7%
% of Mortgage Loans with Additional Debt	21.9%
% of Mortgaged Properties with Single Tenants	8.9%

(1)
The 101 Ludlow mortgage loan and its related subordinate B-note (a “Companion Loan” and together with the 101 Ludlow mortgage loan, the “101 Ludlow Whole Loan”) are both secured by the same mortgage instrument on the same mortgaged property. Likewise, the Jackson Street mortgage loan and its related subordinate B-note (also a “Companion Loan” and, together with the Jackson Street mortgage loan, the “Jackson Street Whole Loan”) are both secured by the same mortgage instrument on the same mortgaged property. All information presented in this Term Sheet with respect to these two mortgage loans is calculated without regard to the related Companion Loans, unless otherwise indicated. With the inclusion of the related Companion Loans, the Cut-off Date Balance per Unit, the DSCR based on Underwritten NOI / NCF, the Debt Yield Based on Underwritten NOI / NCF, the Cut-off Date LTV Ratio and the Maturity Date LTV Ratio of the 101 Ludlow Whole Loan and the Jackson Street Whole Loan (together, the “Whole Loans”) are $161,622 and $348, 1.16x / 1.14x and 1.02x / 0.98x,   8.6% / 8.5% and 8.3% / 7.9%, 73.9% and 74.7%, and 67.6% and 73.3%, respectively.

(2)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are considered as if they mature on the related anticipated repayment date.

(3)	Excludes mortgage loans that are interest only for the entire term.

(4)
Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to the Embassy Suites - Aurora, CO mortgage loan, the Cut-off Date LTV Ratio is the ratio, expressed as a percentage, of the Cut-off Date Balance of that mortgage loan, divided by the sum of (i) the “as-is” appraised value of the related mortgaged property, and (ii) a related cash reserve in the amount of $5,315,345 that is being held by the lender in connection with renovations being undertaken at the related mortgaged property based on a property improvement plan directed by the franchisor. The Cut-off Date LTV Ratio would be 87.0% if the cash reserve was not taken into account.

(5)
Unless otherwise indicated, with respect to the Motel – 6 Anchorage, Comfort Inn Ship Creek – Anchorage and Microtel Inn and Suites – Anchorage mortgage loans (the “Anchorage Loans”), which are cross-collateralized and cross-defaulted with each other, the Cut-off Date LTV Ratio, the Maturity Date LTV Ratio, the Underwritten Debt Service Coverage Ratio, the Debt Yield on Underwritten NOI and the Debt Yield on Underwritten NCF of the mortgage loans are presented in the aggregate.

(6)
Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to the Leetsdale Industrial Park mortgage loan, the Inn at Key West mortgage loan, the Holiday Inn Manhattan View mortgage loan, the Embassy Suites – Aurora, CO mortgage loan, the DoubleTree Charlottesville mortgage loan, the Sheraton Hotel Louisville Riverside mortgage loan, the 218 Peachtree Street, NE mortgage loan, and the Holiday Inn – Grand Rapids mortgage loan, the respective Maturity Date LTV Ratios were each calculated using the related “as stabilized” appraised value. The Maturity Date LTV Ratio using the related “as-is” appraised value for each of these mortgage loans is 58.7%, 61.3%, 49.0%, 79.0%, 58.2%, 53.2%, 60.6% and 42.5%, respectively.  With respect to the IRG Portfolio mortgage loan, the Maturity Date LTV was calculated based on the blended amounts using the “as stabilized” appraised value for the Wheatfield Business Park, IGH Distribution, Mentor Business Park II and Poughkeepsie Business Park mortgaged properties. The Maturity Date LTV Ratio of the IRG Portfolio mortgage loan using the related “as-is” appraised value for every IRG Portfolio mortgaged property is 47.0%. With respect to the Extra Space Self Storage Portfolio mortgage loan, the Maturity Date LTV was calculated based on the blended amounts using the “as stabilized” appraised value for the Extra Space Storage #8231, Extra Space Storage #8234 and Extra Space Storage #8223 mortgaged properties. The Maturity Date LTV Ratio of the Extra Space Self Storage Portfolio mortgage loan using the related “as-is” appraised value for every Extra Space Self Storage Portfolio mortgaged property is 45.6%. With respect to the Anchorage Loans, the Maturity Date LTV was calculated based on the blended cross-collateralized amounts using the “as-is” appraised value for Motel 6 – Anchorage and Microtel Inn and Suites – Anchorage, and the “as stabilized” value for Comfort Inn Ship Creek – Anchorage. The Maturity Date LTV Ratio using the related “as-is” appraised value for each of the Anchorage Loans is 45.4%. See “Description of the Mortgage Pool – Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(7)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio is calculated by taking the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties and dividing by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest-only payment. With respect to the 1414 & 1418 K Street mortgage loan, the Underwritten Debt Service Coverage Ratio reflects a master lease between the borrower and an affiliate of the borrower. The Underwritten Debt Service Coverage Ratio without taking the master lease into account is 1.20x. See “Description of the Mortgage Pool – Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(8)
With respect to the 1155 F Street, Columbia Business Center, and Jackson Street mortgage loans, the Underwritten Debt Service Coverage Ratio is calculated using such mortgage loan’s non-standard amortization schedule as set forth on Annex G-1, Annex G-2 and Annex G-3, respectively, in the Free Writing Prospectus.  See “Cut-off Date DSCR” in “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus.

(9)
Unless otherwise indicated, the Debt Yield on Underwritten NOI is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of the mortgage loan, and the Debt Yield on Underwritten NCF is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of the mortgage loan.  With respect to the 1414 & 1418 K Street mortgage loan, the Debt Yield on Underwritten NOI and the Debt Yield on Underwritten NCF reflects a master lease between the borrower and an affiliate of the borrower. The Debt Yield on Underwritten NOI and the Debt Yield on Underwritten NCF without taking the master lease into account are 9.0% and 8.5%, respectively.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Goldman, Sachs & Co. Jefferies & Company, Inc. Citigroup Global Markets Inc.

Depositor:	GS Mortgage Securities Corporation II

Initial Pool Balance:	$1,623,228,182

Master Servicer:	Wells Fargo Bank, National Association

Special Servicer:	Midland Loan Services, a Division of PNC Bank, National Association

Certificate Administrator:	Wells Fargo Bank, National Association

Trustee:	Deutsche Bank National Trust Company

Operating Advisor:	Situs Holdings LLC

Pricing:	May 2012

Closing:	June 7, 2012

Cut-off Date:	For each mortgage loan, the related due date in June 2012

Determination Date:	The 6th day of each month or next business day

Distribution Date:	The 4th business day after the Determination Date, commencing in July 2012

Interest Accrual:	Preceding calendar month

ERISA Eligible:	The offered certificates are expected to be ERISA eligible

SMMEA Eligible:	No

Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	May 2045

Cleanup Call:	1.0%

Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A: $1,000,000 minimum); $1 thereafter for all the offered certificates

Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$1,623,228,182 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 79 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,623,228,182 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $20,547,192 and are secured by 175 mortgaged properties located throughout 36 states and the District of Columbia

—	LTV: 64.4% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.50x weighted average Underwritten Debt Service Coverage Ratio

—
Underwritten NOI Debt Yield:  16.7% to Class A-1 / A-2 / A-3 / A-4 / A-AB, calculated, with respect to each such class of certificates, as (x) aggregate Underwritten Net Operating Income for all the mortgaged properties of $189,437,898, divided by (y) the aggregate certificate principal amount of all such classes of certificates

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 92.7% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	65.6% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–	27.1% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest-only period with a balloon payment due at maturity

—	Hard Lockboxes: 75.3% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps: 92.3% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 74 mortgage loans representing 95.0% of the Initial Pool Balance

–	Insurance: 63 mortgage loans representing 77.2% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 69 mortgage loans representing 81.5% of Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 31 mortgage loans representing 71.4% of the allocated Initial Pool Balance of office, retail, industrial and mixed use properties only

—	Predominantly Defeasance: 86.2% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

–	1.1% of the mortgage loans by Initial Pool Balance permit either defeasance or yield maintenance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Total Pool:

—	Retail: 25.8% of the mortgaged properties by allocated Initial Pool Balance are retail properties (9.1% are anchored retail properties, 5.7% are regional malls)

—	Office: 22.8% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Industrial: 22.2% of the mortgaged properties by allocated Initial Pool Balance are industrial properties

—	Multifamily: 10.7% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Hospitality: 7.5% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Mixed Use: 5.6% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

■
Geographic Diversity:  The 175 mortgaged properties are located throughout 36 states and the District of Columbia, with only four states having greater than 10.0% of the allocated Initial Pool Balance: Washington (12.1%), Florida (11.5%), New York (10.8%), California (10.4%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller
Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Jefferies LoanCore LLC	23	52	$749,575,944	46.2%
Goldman Sachs Mortgage Company	27	37	541,879,589	33.4
Citigroup Global Markets Realty Corp.	22	79	244,501,611	15.1
Archetype Mortgage Funding I LLC	7	7	87,271,038	5.4
Total	79	175	$1,623,228,182	100.0%

Ten Largest Mortgage Loans
Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Beds	Cut-off Date Balance Per SF / Bed	UW NCF DSCR		UW NOI Debt Yield	Cut-off Date LTV Ratio
1155 F Street	$130,000,000	8.0%	Office	253,151	$514	1.23	x	8.8%	55.4%
Columbia Business Center	99,867,717	6.2	Industrial	2,330,371	$43	1.26	x	12.2%	68.1%
Bellis Fair Mall	93,246,596	5.7	Retail	538,226	$173	1.68	x	11.8%	64.3%
IRG Portfolio	87,695,945	5.4	Flex/Warehouse	9,138,720	$10	1.41	x	14.0%	62.2%
Leetsdale Industrial Park	61,937,858	3.8	Industrial	1,978,268	$31	1.63	x	12.2%	70.8%
The Outlet Shoppes at Oklahoma City	59,544,510	3.7	Retail	348,600	$171	1.43	x	11.5%	66.2%
ARC Portfolio IV	54,300,000	3.3	Industrial/Retail/Office	615,235	$88	2.28	x	14.7%	46.1%
101 Ludlow	52,511,018	3.2	Multifamily	361	$145,460	1.27	x	9.6%	66.5%
110 Plaza San Diego	52,000,000	3.2	Office	325,977	$160	1.32	x	10.6%	65.0%
McCraney Industrial Portfolio	47,138,543	2.9	Industrial/Office	881,026	$54	1.45	x	11.3%	71.5%
Top 10 Total / Wtd. Avg.	$738,242,187	45.5%				1.46	x	11.5%	63.0%
Remaining Total / Wtd. Avg.	884,985,995	54.5				1.54	x	11.8%	65.6%
Total / Wtd. Avg.	$1,623,228,182	100.0%				1.50	x	11.7%	64.4%

Mortgage Loans with Existing Secured, Mezzanine and Other Financing
Mortgage Loan Name	Cut-off Date Balance	Subordinated Companion Loan Cut-off Date Balance	Mezzanine Debt Cut- off Date Balance	Other Cut- off Date Balance	Cut-off Date Total Debt Balance	Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Mortgage Loan DSCR		Total Debt DSCR
1155 F Street	$130,000,000	NA	$19,936,478	NA	$149,936,478	6.1363%	55.4%	63.9%	1.23	x	1.01	x
101 Ludlow	$52,511,018	$5,834,557	NA	NA	$58,345,575	6.2910%	66.5%	73.9%	1.27	x	1.14	x
McCraney Industrial Portfolio(1)	$47,138,543	NA	NA	$6,000,000	NA	NA	71.5%	NA	1.45	x	NA
Shoppes on Main	$35,700,678	NA	$9,049,475	NA	$44,750,153	7.2500%	62.6%	78.5%	1.31	x	1.05	x
Independence Place(2)	$25,962,793	NA	NA	$1,000,000	NA	NA	72.1%	NA	1.30	x	NA
Holiday Inn Manhattan View	$19,000,000	NA	$6,000,000	NA	$25,000,000	7.5876%	51.4%	67.6%	1.61	x	1.10	x
Jackson Street	$16,000,000	$2,750,000	NA	NA	$18,750,000	7.1500%	63.7%	74.7%	1.25	x	0.98	x
940 8th Avenue	$14,939,524	NA	$2,000,000	NA	$16,939,524	6.6618%	69.5%	78.8%	1.26	x	1.00	x
Little Palm Island(3)	$14,744,227	NA	NA	NA	NA	NA	55.8%	NA	1.63	x	NA

(1)
A secured mortgage loan to certain direct and indirect owners of the borrowers and certain affiliates of the borrowers secured by a separate pool of non-income producing properties, that is also secured by pledges of 100% of the indirect equity interests in the borrowers.

(2)	A preferred equity investment by Jefferies LoanCore LLC.
(3)
Direct and indirect equity ownership interests were pledged as security for a loan facility extended to certain owners of such direct and indirect interests or their affiliates. See “Description of the Mortgage Pool—Additional Indebtedness” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Wtd. Avg. Underwritten NCF DSCR(2)		Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	75	$418,061,480	25.8%	1.65	x	63.1%	11.6%
Anchored	12	147,866,081	9.1	1.65	x	61.9%	11.6%
Regional Mall	1	93,246,596	5.7	1.68	x	64.3%	11.8%
Single Tenant Retail	57	69,149,848	4.3	1.80	x	59.8%	11.7%
Outlet Mall	1	59,544,510	3.7	1.43	x	66.2%	11.5%
Shadow Anchored	2	19,538,471	1.2	1.44	x	71.3%	10.4%
Lifestyle Center	1	18,288,507	1.1	1.86	x	60.7%	13.2%
Power Center / Big Box	1	10,427,468	0.6	1.53	x	63.5%	11.8%
Office	15	$369,289,529	22.8%	1.38	x	62.3%	10.5%
CBD	4	224,100,000	13.8	1.27	x	60.3%	9.5%
General Suburban	5	62,286,835	3.8	1.47	x	69.8%	10.9%
General Urban	4	57,094,108	3.5	1.58	x	62.3%	12.8%
Data Center	1	15,619,222	1.0	1.80	x	54.0%	15.2%
Medical	1	10,189,364	0.6	1.44	x	71.3%	10.0%
Industrial	27	$361,115,303	22.2%	1.47	x	66.4%	12.5%
Warehouse	19	239,650,081	14.8	1.44	x	64.6%	12.7%
Industrial / Warehouse w/Office	1	61,937,858	3.8	1.63	x	70.8%	12.2%
Flex	7	59,527,364	3.7	1.44	x	68.7%	12.1%
Multifamily	11	$172,971,579	10.7%	1.36	x	70.2%	10.2%
Student Housing	2	62,489,891	3.8	1.28	x	66.9%	9.5%
Garden	5	48,750,235	3.0	1.46	x	72.2%	11.3%
Garden / Military	1	25,962,793	1.6	1.30	x	72.1%	9.9%
Conventional	2	17,982,126	1.1	1.49	x	71.2%	10.8%
High-rise	1	17,786,534	1.1	1.29	x	72.7%	9.1%
Hospitality	10	$122,138,935	7.5%	1.60	x	59.4%	14.5%
Full Service	6	85,174,533	5.2	1.55	x	58.2%	14.4%
Limited Service	4	36,964,402	2.3	1.73	x	62.2%	14.7%
Mixed Use	6	$90,747,853	5.6%	1.57	x	67.4%	11.9%
Office / Retail	2	60,439,524	3.7	1.63	x	66.9%	12.2%
Parking Garage / Retail / Office	1	11,490,037	0.7	1.52	x	71.8%	11.5%
Multifamily / Office	1	11,000,000	0.7	1.37	x	68.3%	11.6%
Multifamily / Retail	1	4,195,682	0.3	1.37	x	64.5%	9.0%
Manufactured Housing / Self Storage	1	3,622,610	0.2	1.64	x	62.9%	12.9%
Self Storage	15	$50,578,741	3.1%	1.59	x	58.5%	12.2%
Manufactured Housing	15	$36,217,649	2.2%	1.54	x	71.1%	12.1%
Ground Leased Land	1	$2,107,112	0.1%	1.19	x	72.0%	9.3%
Total / Wtd. Avg.	175	$1,623,228,182	100.0%	1.50	x	64.4%	11.7%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution
Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value	% of Total Appraised Value	Underwritten NOI	% of Total Underwritten NOI
Washington	3	$197,019,582	12.1%	$297,550,000	11.7%	$23,596,810	12.5%
Florida	18	186,004,512	11.5	275,075,000	10.8	21,805,470	11.5
New York	10	174,622,502	10.8	290,050,000	11.4	19,208,520	10.1
California	13	169,339,517	10.4	266,890,000	10.5	18,647,915	9.8
District of Columbia	1	130,000,000	8.0	234,800,000	9.2	11,441,641	6.0
Pennsylvania	10	91,945,229	5.7	141,125,000	5.5	11,817,019	6.2
Ohio	16	71,160,419	4.4	108,440,000	4.2	9,042,105	4.8
Illinois	8	67,161,875	4.1	103,870,000	4.1	7,476,208	3.9
Michigan	8	61,637,436	3.8	87,100,000	3.4	7,736,641	4.1
Oklahoma	2	60,936,461	3.8	91,950,000	3.6	7,058,916	3.7
Virginia	6	59,867,168	3.7	93,600,000	3.7	8,202,325	4.3
Georgia	4	56,028,194	3.5	79,700,000	3.1	6,286,660	3.3
Connecticut	3	44,154,589	2.7	70,130,000	2.7	4,745,379	2.5
North Carolina	7	37,016,769	2.3	52,720,000	2.1	4,035,288	2.1
Arizona	4	29,452,042	1.8	46,200,000	1.8	3,295,732	1.7
Colorado	4	27,257,750	1.7	34,370,000	1.3	3,342,547	1.8
Utah	1	23,210,000	1.4	30,800,000	1.2	2,497,248	1.3
Texas	9	22,741,832	1.4	43,990,000	1.7	3,475,018	1.8
Alaska	4	21,944,402	1.4	38,720,000	1.5	3,490,114	1.8
Indiana	3	15,522,241	1.0	25,360,000	1.0	1,984,509	1.0
Kansas	2	15,423,166	1.0	21,200,000	0.8	1,634,429	0.9
South Carolina	1	8,956,482	0.6	13,500,000	0.5	1,054,999	0.6
Idaho	3	7,180,260	0.4	14,809,000	0.6	927,683	0.5
Minnesota	2	6,893,855	0.4	12,080,000	0.5	1,068,447	0.6
New Jersey	2	6,185,698	0.4	11,300,000	0.4	705,639	0.4
Maryland	3	5,893,268	0.4	10,975,000	0.4	787,265	0.4
Delaware	1	5,000,000	0.3	15,300,000	0.6	1,071,889	0.6
Massachusetts	1	4,381,869	0.3	6,600,000	0.3	451,050	0.2
Kentucky	2	4,063,397	0.3	6,520,000	0.3	492,935	0.3
New Mexico	1	3,158,998	0.2	4,800,000	0.2	325,920	0.2
Missouri	8	2,500,000	0.2	7,730,000	0.3	549,073	0.3
Nebraska	2	2,468,669	0.2	3,160,000	0.1	291,073	0.2
Louisiana	4	1,400,000	0.1	4,120,000	0.2	291,558	0.2
Wisconsin	3	900,000	0.1	2,760,000	0.1	191,888	0.1
Mississippi	3	900,000	0.1	2,740,000	0.1	199,872	0.1
Alabama	2	600,000	0.04	1,990,000	0.1	145,879	0.1
Tennessee	1	300,000	0.02	930,000	0.04	62,234	0.03
Total	175	$1,623,228,182	100.0%	$2,552,954,000	100.0%	$189,437,898	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Cut-off Date Balances				Distribution of Cut-off Date LTV Ratios(1)
	Number		% of				% of
	of		Initial		Number of		Initial
Range of Cut-off Date	Mortgage	Cut-off Date	Pool	Range of Cut-off	Mortgage		Pool
Balances ($)	Loans	Balance	Balance	Date LTV (%)	Loans	Cut-off Date Balance	Balance
2,248,816 - 4,999,999	14	$51,802,531	3.2%	32.7 - 44.9	1	$5,000,000	0.3%
5,000,000 - 9,999,999	13	92,040,540	5.7	45.0 - 49.9	3	80,672,233	5.0
10,000,000 - 14,999,999	21	259,614,750	16.0	50.0 - 54.9	4	72,349,222	4.5
15,000,000 - 19,999,999	10	168,604,837	10.4	55.0 - 59.9	9	197,791,759	12.2
20,000,000 - 29,999,999	7	165,286,276	10.2	60.0 - 64.9	18	352,923,772	21.7
30,000,000 - 49,999,999	5	194,775,605	12.0	65.0 - 69.9	23	513,477,350	31.6
50,000,000 - 69,999,999	5	280,293,385	17.3	70.0 - 75.4	21	401,013,846	24.7
70,000,000 - 99,999,999	3	280,810,258	17.3	Total	79	$1,623,228,182	100.0%
100,000,000 - 130,000,000	1	130,000,000	8.0	(1) See footnotes (4) and (5) to the table entitled “Mortgage Pool
Total	79	$1,623,228,182	100.0%	Characteristics” above.

Distribution of Underwritten DSCRs(1)				Distribution of Maturity Date/ARD LTV Ratios(1)
			% of				% of
	Number of		Initial		Number of		Initial
Range of UW	Mortgage		Pool	Range of Maturity	Mortgage		Pool
DSCR (x)	Loans	Cut-off Date Balance	Balance	Date/ARD LTV (%)	Loans	Cut-off Date Balance	Balance
1.19 - 1.29	10	$375,869,076	23.2%	32.7 - 39.9	1	$5,000,000	0.3%
1.30 - 1.39	14	258,488,081	15.9	40.0 - 44.9	6	126,417,696	7.8
1.40 - 1.49	18	381,919,432	23.5	45.0 - 49.9	10	268,222,024	16.5
1.50 - 1.59	8	72,026,726	4.4	50.0 - 54.9	23	458,217,645	28.2
1.60 - 1.69	14	284,254,745	17.5	55.0 - 59.9	22	410,054,752	25.3
1.70 - 1.79	6	105,767,991	6.5	60.0 - 64.9	13	245,401,222	15.1
1.80 - 1.89	5	47,872,132	2.9	65.0 - 67.3	4	109,914,843	6.8
1.90 - 3.76	4	97,030,000	6.0	Total	79	$1,623,228,182	100.0%
Total	79	$1,623,228,182	100.0%	(1) Maturity Date/ARD LTV Ratio is calculated on the basis of the “as
(1) See footnotes (5) and (7) to the table entitled “Mortgage Pool				stabilized” appraised value for 11 of the mortgage loans. See footnotes
Characteristics” above.				(5) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)				Distribution of Loan Purpose
			% of				% of
	Number of		Initial		Number of		Initial
	Mortgage	Cut-off Date	Pool		Mortgage		Pool
Amortization Type	Loans	Balance	Balance	Loan Purpose	Loans	Cut-off Date Balance	Balance
Amortizing (30 Years)	36	$550,770,772	33.9%	Refinance	60	$1,260,182,251	77.6%
Amortizing (25 Years)	18	235,556,703	14.5	Acquisition	16	282,354,411	17.4
Amortizing (20.5 Years)	1	99,867,717	6.2	Recapitalization	3	80,691,520	5.0
Amortizing (24.8 Years)	1	87,695,945	5.4	Total	79	$1,623,228,182	100.0%
Amortizing (35.4 Years)	1	52,511,018	3.2
Amortizing (20 Years)	2	19,443,812	1.2	Distribution of Mortgage Interest Rates
Amortizing (30.1 Years)	1	10,573,997	0.7				% of
Amortizing (27 Years)	1	8,663,375	0.5		Number of		Initial
Interest Only, Then				Range of Mortgage	Mortgage		Pool
Amortizing(2)	13	439,479,543	27.1	Interest Rates (%)	Loans	Cut-off Date Balance	Balance
Interest Only	4	97,030,000	6.0	5.000 - 5.249	9	$225,894,755	13.9%
Interest Only - ARD	1	21,635,300	1.3	5.250 - 5.499	15	312,858,517	19.3
Total	79	$1,623,228,182	100.0%	5.500 - 5.749	11	346,015,576	21.3
(1) All of the mortgage loans will have balloon payments at maturity date.				5.750 - 5.999	16	190,721,274	11.7
(2) Original partial interest only periods range from 2 to 60 months.				6.000 - 6.249	12	238,831,529	14.7
				6.250 - 6.499	9	119,747,011	7.4
Distribution of Lockboxes				6.500 - 7.250	7	189159521	11.7
			% of	Total	79	$1,623,228,182	100.0%
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Lockbox Type	Loans	Balance	Balance
Hard	44	$1,221,684,719	75.3%
Soft	12	212,581,956	13.1
Springing	22	181,768,699	11.2
None	1	7,192,809	0.4
Total	79	$1,623,228,182	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Debt Yield on Underwritten NOI(1)				Distribution of Original Amortization Terms(1)
			% of				% of
Range of	Number of		Initial	Range of Original	Number of		Initial
Debt Yields on	Mortgage		Pool	Amortization	Mortgage		Pool
Underwritten NOI (%)	Loans	Cut-off Date Balance	Balance	Terms (months)	Loans	Cut-off Date Balance	Balance
8.8 - 9.9	14	$352,586,283	21.7%	Interest Only	5	$118,665,300	7.3%
10.0 - 10.9	15	254,853,111	15.7	240 - 300	24	483,495,177	29.8
11.0 - 11.9	16	351,656,002	21.7	301 - 425	50	1,021,067,706	62.9
12.0 - 12.9	9	219,748,193	13.5	Total	79	$1,623,228,182	100.0%
13.0 - 13.9	14	224,028,317	13.8	(1) All of the mortgage loans will have balloon payments at maturity.
14.0 - 14.9	3	154,763,113	9.5
15.0 - 21.4	8	65,593,165	4.0	Distribution of Remaining Amortization Terms(1)
Total	79	$1,623,228,182	100.0%	Range of			% of
(1) See footnote (5) and (8) to the table entitled “Mortgage Pool				Remaining	Number of		Initial
Characteristics” above.				Amortization	Mortgage		Pool
				Terms (months)	Loans	Cut-off Date Balance	Balance
Distribution of Debt Yield on Underwritten NCF(1)				Interest Only	5	$118,665,300	7.3%
			% of	230 - 300	24	483,495,177	29.8
Range of	Number of		Initial	301 - 361	50	1,021,067,706	62.9
Debt Yields on	Mortgage		Pool	Total	79	$1,623,228,182	100.0%
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance	(1) All of the mortgage loans will have balloon payments at maturity.
8.6 - 9.9	24	$571,737,162	35.2%
10.0 - 10.9	19	417,703,097	25.7	Distribution of Prepayment Provisions
11.0 - 11.9	13	335,001,598	20.6				% of
12.0 - 12.9	12	157,781,454	9.7		Number of		Initial
13.0 - 13.9	5	52,121,247	3.2	Prepayment	Mortgage		Pool
14.0 - 19.5	6	88,883,625	5.5	Provision	Loans	Cut-off Date Balance	Balance
Total	79	$1,623,228,182	100.0%	Defeasance	66	$1,399,869,215	86.2%
(1) See footnotes (5) and (8) to the table entitled “Mortgage Pool				Yield Maintenance	11	206,279,902	12.7
Characteristics” above.				Defeasance or Yield
				Maintenance	2	17,079,065	1.1
Mortgage Loans with Original Partial Interest Only Periods				Total	79	$1,623,228,182	100.0%
Range of Original
Partial Interest	Number of		% of Initial	Distribution of Escrow Types
Only Period	Mortgage	Cut-off Date	Pool				% of
(months)	Loans	Balance	Balance		Number of		Initial
2 - 24	9	$338,048,543	20.8%		Mortgage		Pool
25 - 36	3	$83,500,000	5.1%	Escrow Type	Loans	Cut-off Date Balance	Balance
37 - 60	1	$17,931,000	1.1%	Replacement Reserves(1)	69	$1,322,325,946	81.5%
				Real Estate Tax	74	$1,542,832,742	95.0%
Distribution of Original Terms to Maturity/ARD				Insurance	63	$1,253,600,046	77.2%
Range of Original			% of	TI/LC(2)	31	$886,421,041	71.4%
Term to	Number of		Initial
Maturity/ARD	Mortgage		Pool	(1) Includes mortgage loans with FF&E reserves.
(months)	Loans	Cut-off Date Balance	Balance	(2) Percentage of total office, retail, industrial and mixed use properties only.
60	11	$167,772,988	10.3%
61 - 120	66	1,309,697,580	80.7
121 - 144	2	145,757,614	9.0
Total	79	$1,623,228,182	100.0%

Distribution of Remaining Terms to Maturity/ARD
Range of			% of
Remaining Terms	Number of		Initial
to Maturity/ARD	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
49 - 60	12	$214,911,532	13.2%
61 - 119	67	1,408,316,651	86.8
Total	79	$1,623,228,182	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Distributions
On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.   Class A-1, A-2, A-3, A-4, A-AB, X-A and X-B certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates, pro rata, in each case in accordance with their respective interest entitlements.
2.   Class A-1, A-2, A-3, A-4 and A-AB certificates: (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance for the related Distribution Date set forth in Annex F to the Free Writing Prospectus, all funds allocable to principal attributable to all mortgage loans, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above and then (vi) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above.  If the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts.
3.   Class A-1, A-2, A-3, A-4 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.
4.   Class A-S certificates:  (i) first, to interest on Class A-S certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on Class A-S certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class A-S certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.
5.   Class B certificates:  (i) first, to interest on Class B certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates), to principal on Class B certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class B certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.
6.   After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S and Class B certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any previously unreimbursed losses to the Class C, Class D, Class E, Class F and Class G certificates sequentially in that order in a manner analogous to the Class B certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses
The certificate principal amounts of the Class A-1, A-2, A-3, A-4, A-AB, A-S, B, C, D, E, F and G certificates (the “Sequential Pay Certificates”) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the such class on such Distribution Date. Any such write-offs will be applied to such classes of certificates in the following order, in each case until the related certificate principal amount is reduced to zero:  first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C certificates; sixth, to the Class B certificates; seventh, to the Class A-S certificates; and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate principal amounts.  The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the Class B, Class C, Class D, Class E, Class F and Class G certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed to certificateholders as follows: (1) pro rata, between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S and Class X-A certificates, and (y) the group (the “YM Group B” and collectively with the YM Group A, the “YM Groups”) of Class B, Class C, Class D and Class X-B certificates, based upon the aggregate of principal distributed to the Classes of Sequential Pay Certificates in each YM Group on such Distribution Date, and (2) as among the classes of certificates in each YM Group, in the following manner:  (A) the holders of each Class of Sequential Pay Certificates in such YM Group will be entitled to receive on each Distribution Date the portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Sequential Pay Certificates in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate portion of such yield maintenance charge allocated to such YM Group, and (B) any portion of such yield maintenance charge allocated to such YM Group, and remaining after such distributions to the applicable Sequential Pay Certificates, will be distributed to the Class X-A or Class X-B certificates, as applicable, in such YM Group.  If there is more than one class of Sequential Pay Certificates in any YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are allocable to such YM Group, the aggregate amount of such yield maintenance charges will be allocated among all such Classes of Sequential Pay Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which the (i) mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one.  If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction shall equal zero; provided, however, if such discount rate is greater than the mortgage loan rate, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above.  For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related mortgage loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class E, Class F, Class G, Class S or Class R certificates.  Instead, after the certificate principal amounts or notional amount, as applicable, of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class X-A, Class B, Class C, and Class D certificates have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates.  For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus.  See also “Certain Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Appraisal Reductions
An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a required appraisal loan (which is a mortgage loan with respect to which certain defaults, modifications or insolvency events have occurred as further described in the Free Writing Prospectus) plus other amounts overdue or advanced in connection with such mortgage loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan.  As a result of calculating an appraisal reduction for a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates (exclusive of the Class S and Class R certificates) in reverse alphabetical order of the classes (except that interest payments on the Class X-A, Class X-B, Class A-1, Class A-2, Class A-3, Class A-4 and Class  A-AB certificates would be affected on a pari passu basis and interest payments on the Class A-S certificates will be affected before interest payments on the Class X-A, Class X-B, Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates).  With respect to each mortgage loan that is part of a split loan structure, the appraisal reduction amount will be calculated based on the principal balance of the Whole Loan and will be allocated to the related Companion Loan prior to being allocated to the related mortgage loan. A mortgage loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction, when the same has ceased to be a specially serviced mortgage loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction that would result in a change in the controlling class (or the directing holder of a Whole Loan), certain certificateholders (and/or Companion Loan holders) will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans
There will be no “Fair Market Value Purchase Option”, instead defaulted loans will be sold in a process similar to the sale process for REO property subject to the Controlling Class Representative’s right of first refusal with respect to the sale of defaulted loans.

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the certificate principal amounts or notional amount, as applicable, of the Class A-1, A-2, A-3, A-4, A-AB, A-S, X-A, B, C and D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates, including the Class X-B certificates (but excluding the Class S and Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Whole Loans
Until the occurrence of certain trigger events, the holder of the related Companion Loan will be the directing holder (the “Whole Loan Directing Holder”) of a Whole Loan. Solely with respect to each Whole Loan, so long as it is the related Whole Loan Directing Holder, the holder of the related Companion Loan will have certain rights pursuant to the related co-lender agreement.

For so long as the holder of the related Companion Loan is the applicable Whole Loan Directing Holder, it will be entitled to approve or direct material servicing decisions and have the right to replace the special servicer for the related Whole Loan (provided that, unless a Control Termination Event has occurred and is continuing, the related Whole Loan Directing Holder will be required to obtain the consent of the Controlling Class Representative to terminate and replace the special servicer with respect to the related Whole Loan without cause). In addition, the holder of a Companion Loan will have the right to cure defaults affecting the related mortgage loan and the right to purchase the related mortgage loan following a material default. See “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or representative designated by at least a majority of the voting rights of the controlling class.  The controlling class is the most subordinate class of the Class E, Class F and Class G certificates that has an aggregate certificate principal amount as reduced by principal payments, and as further reduced by realized losses (and appraisal reductions) allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates.  At any time when the Class E certificates is the controlling class, the majority Controlling Class Representative may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement.  See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that Raith-Green Investors LLC will be the initial controlling class holder and is expected to appoint an affiliate, Raith Capital Management, LLC to be the initial Controlling Class Representative.

Control/Consultation Rights
The Controlling Class Representative will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) until no class of the Class E, Class F and Class G certificates has an aggregate certificate principal amount as reduced by principal payments, and as further reduced by realized losses (and appraisal reductions) allocated to such class, that is equal to or greater than 25% of the initial certificate amount of that class of certificates (a “Control Termination Event”).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a loan and will also have the right to notice and consent to certain material actions that would constitute major decisions that the servicer and the special servicer plan on taking with respect to a mortgage loan subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until such time no Class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, as reduced by any principal payments and realized losses, but without regard to the application of any appraisal reductions, that is equal to or greater 25% of the initial certificate principal amount of that class of certificates (a “Consultation Termination Event”), all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions in which it previously had approval rights.  After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

Following the occurrence and during the continuation of a Consultation Termination Event, all rights of the Controlling Class Representative will terminate.  Also, the Controlling Class Representative will not have any rights with respect to a Whole Loan for so long as the holder of the related Companion Loan is the Whole Loan Directing Holder for such Whole Loan.

If at any time that Raith-Green Investors LLC, or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate registrar has neither (i) received notice of the then-current Controlling Class Certificateholders of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate registrar receives either such notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Standard
In all circumstances, the special servicer is obligated to act in the best interests of the certificateholders and, in the case of a Whole Loan, the holder of the related Companion Loan (as a collective whole as if such certificateholders and, if applicable, such holder of the related Companion Loan constituted a single lender).  The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

—   for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the note rate and (iii) the yield on the most recently issued 10-year US treasuries; and

—   for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event the special servicer may be replaced at any time by the Controlling Class Representative.

With respect to the pool of mortgage loans, after the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class S and Class R certificates) may request a vote to replace the special servicer (other than with respect to a Whole Loan for as long as the holder of the related Companion Loan is the applicable Whole Loan Directing Holder, unless such Whole Loan Directing Holder or its respective designee consents).  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class S and Class R certificates), or (b) more than 50% of the voting rights of each class of Sequential Pay Certificates (but only those classes of Sequential Pay Certificates that, in each case, have an outstanding certificate principal amount, as reduced or notionally reduced by realized losses and appraisal reductions, equal to or greater than 25% of the initial certificate principal amount of such class, as reduced by payments of principal), vote affirmatively to so replace.

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer (but in the case of a Whole Loan, for as long as the holder of the related Companion Loan is the applicable Whole Loan Directing Holder, subject to the consent of such Whole Loan Directing Holder or its respective designee) resulting in a solicitation of a certificateholder vote.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of Sequential Pay Certificates, (but only those classes of Sequential Pay Certificates that have, in each such case, an outstanding certificate principal amount, as reduced or notionally reduced by realized losses and appraisal reductions, equal to or greater than 25% of the initial certificate principal amount of such class of Certificates, as reduced by payments of principal), vote affirmatively to so replace.

In the case of a Whole Loan, for so long as it is the applicable Whole Loan Directing Holder, the holder of the related Companion Loan or its designee may, with or without cause, terminate the special servicer for that Whole Loan; provided that, unless a Control Termination has occurred and is continuing such Whole Loan Directing Holder will be required to obtain the consent of the Controlling Class Representative to replace the special servicer with respect to the related Whole Loan without cause.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Fees
Modification Fees: All fees resulting from modifications, amendments, waivers or any other changes to the terms of the mortgage loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related mortgage loan (i.e. reimburse the trust for certain expenses including advances and interest on advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future).  Within any given 12 month period, all such fees will be capped at 1.0% of the outstanding principal balance of such mortgage loan, subject to a minimum fee cap of $25,000.  All such modification fees received by the special servicer as compensation on the related mortgage loan (together with any other modification fee earned on that mortgage loan for a prior modification done within 12 months) will offset future workout and liquidation fees earned on that mortgage loan as further described in the Free Writing Prospectus.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on all mortgage loans and any excess will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while specially serviced loan).  To the extent any amounts reimbursed out of penalty charges are subsequently recovered on the related mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at 0.75% for specially serviced mortgage loans and REO properties as to which the payments or proceeds recovered by the special servicer are equal to or larger than $25mm and 1.0% for all other specially serviced mortgage loans and REO properties, subject to a minimum liquidation fee of $25,000.  Workout Fees will be calculated at 0.75% for all mortgage loans with a principal balance (after such mortgage loan becomes a corrected mortgage loan) larger than $25mm and 1.0% for all other mortgage loans (or such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the related maturity date).

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related mortgage loan within 90 days of the maturity default. In addition, the application of modification fees and penalty charges allocable to a Companion Loan will be subject to the terms of the related co-lender agreement.

Operating Advisor
Prior to the occurrence of a Control Termination Event, the operating advisor will have access to any final asset status report and all information available with respect to the transaction on the certificate administrator’s website but will not have any approval or consultation rights.  After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender, except that such consultation is not permitted in connection with a Whole Loan for so long as the holder of the related Companion Loan is the Whole Loan Directing Holder for such Whole Loan.

The operating advisor will be subject to termination if at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Deal Website
The certificate administrator will maintain a deal website including, but not limited to:

— all special notices delivered

— summaries of final asset status reports

— all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates

— an “Investor Q&A Forum” and

— a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 10 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property.  Additionally, for purposes of calculating the Maturity Date LTV Ratio for each mortgage loan, the “as-is” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet except in the case of the following 11 mortgage loans which use the “as stabilized” value: IRG Portfolio mortgage loan (only with respect to 4 mortgaged properties), Leetsdale Industrial Park mortgage loan, Inn at Key West mortgage loan, Holiday Inn Manhattan View mortgage loan, Embassy Suites – Aurora, CO mortgage loan, Extra Space Self Storage Portfolio mortgage loan (only with respect to 3 mortgaged properties), DoubleTree Charlottesville mortgage loan, Sheraton Hotel Louisville Riverside mortgage loan, 218 Peachtree Street, NE mortgage loan, Holiday Inn – Grand Rapids mortgage loan and Comfort Inn Ship Creek – Anchorage mortgage loan.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower.  The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender.  Hospitality properties and manufactured housing communities properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of Sequential Pay Certificates that has a certificate principal amount as may be reduced by principal payments and by appraisal reductions and realized losses allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of Sequential Pay Certificates as reduced by principal payments.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, rooms, units or pads in the property that is owned by the related borrower.  In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the renewal of particular leases and / or the re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by Moody’s Investors Service, Inc., DBRS, Inc. and Morningstar Credit Ratings, LLC. that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus.  See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: Means, with respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: Means that the related borrower is required to deposit or cause the property manager to deposit all rents collected into a lockbox account. Hospitality properties are considered to have a soft lockbox if credit card receivables and cash or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Springing Lockbox”: Means a lockbox is not currently in place, but the related loan documents require the imposition of a lockbox upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur no later than 6 months after the Cut-off Date, assumptions regarding the renewal of particular leases and / or the re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Means the Terrorism Risk Insurance Program Reauthorization Act of 2007.

■	“TTM”: Means trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items.  Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.  In determining rental revenue for multifamily rental, manufactured housing community and self-storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month periods.  The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments, which, if ultimately proved erroneous, could cause the actual operating income for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or whole loan, if applicable) adjusted for specific property, tenant and market considerations.  Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees.  In some cases the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

1155 F STREET

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1155 F STREET

1155 F Street
1155 F Street, NW
Washington, D.C. 20004
WASHINGTON, D.C.
The National Mall
M STREET
L STREET
K STREET
I (EYE) STREET
H STREET
G STREET
F STREET
E STREET
D STREET
C STREET
MASSACHUSETTS AVENUE
NEW YORK AVENUE
PENNSYLVANIA AVENUE
VERMONT AVENUE
INDIANA AVENUE
CONSTITUTION AVENUE
MADISON DRIVE
JEFFERSON DRIVE
INDEPENDENCE AVENUE
MARYLAND AVENUE
VIRGINIA AVENUE
SCHOOL STREET
MARYLAND AVE
17TH STREET
16TH STREET
15TH STREET
14TH STREET
13TH STREET
12TH STREET
11TH STREET
10TH STREET
9TH STREET
8TH STREET
7TH STREET
6TH STREET
5TH STREET
4TH STREET
L'ENFANT PROMENADE
RAOUL WALLENBERG PLACE
W EXECUTIVE AVENUE
E EXECUTIVE AVENUE
MCPHERSON SQ
METRO CENTER
GALLERY PL-CHINATOWN
FEDERAL TRIANGLE
ARCHIVES-NAVY MEM'L
SMITHSONIAN
L'ENFANT PLAZA
Lafayette Square
The White House
The Ellipse
Washington Monument
Tidal Basin
Franklin Square
McPherson Square
Mount Vernon Square
Judiciary Square
MAP © 2012 CARTIFACT, INC. LOS ANGELES, CA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1155 F STREET

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		JLC
Location (City/State)	Washington, District of Columbia	Cut-off Date Principal Balance		$130,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$513.53
Size (SF)	253,151	Percentage of Initial Pool Balance		8.0%
Total Occupancy as of 2/29/2012	89.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/29/2012	89.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2009 / NAP	Mortgage Rate		5.6950%
Appraised Value	$234,800,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)(1)		360
Underwritten Revenues	$17,062,857
Underwritten Expenses	$5,621,216	Escrows
Underwritten Net Operating Income (NOI)	$11,441,641		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$11,125,228	Taxes	$550,000	$186,700
Cut-off Date LTV Ratio	55.4%	Insurance	$25,000	$6,400
Maturity Date LTV Ratio	48.6%	Replacement Reserves(2)	$0	$5,274
DSCR Based on Underwritten NOI / NCF	1.26x / 1.23x	TI/LC(3)	$4,447,317	$21,094
Debt Yield Based on Underwritten NOI / NCF	8.8% / 8.6%	Other(4)	$501,948	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$130,000,000	86.2%	Loan Payoff/Defeasance	$143,350,031	95.0%
Mezzanine Loan Amount	20,000,000	13.3	Reserves	5,524,265	3.7
Principal’s New Cash Contribution	829,383	0.5	Closing Costs	1,955,087	1.3
Total Sources	$150,829,383	100.0%	Total Uses	$150,829,383	100.0%

(1)	Interest only for the first 24 months.
(2)	Commencing on July 6, 2013 and each due date thereafter.
(3)
At closing, the TI/LC reserve consisted of approximately $3.09 million of outstanding landlord obligations and $1.36 million of unallocated upfront TI/LC reserves. As of March 1, 2012, the TI/LC Reserve balance consists of approximately $1.0 million of remaining landlord obligations and $1.5 million available to cover future leasing costs.

(4)	The other upfront reserve represents 100% of the outstanding rent abatements pursuant to executed leases in-place at the mortgaged property.

■
The Mortgage Loan.  The mortgage loan (the “1155 F Street Loan”) is evidenced by a note in the original principal amount of $130,000,000 and is secured by a first mortgage encumbering an office building located in Washington, District of Columbia (the “1155 F Street Property”).  The 1155 F Street Loan was originated by Jefferies LoanCore LLC on June 24, 2011 and represents approximately 8.0% of the Initial Pool Balance.  The 1155 F Street Loan has an outstanding principal balance as of the Cut-off Date of $130,000,000 and an interest rate of 5.6950% per annum.  The proceeds of the 1155 F Street Loan were used to refinance existing debt on the 1155 F Street Property.

The 1155 F Street Loan had an initial term of 120 months and has a remaining term of 109 months.  The 1155 F Street Loan requires payments of interest only until August 6, 2013, followed by interest payments based on a 5.6950% interest rate and principal payments based on a 360 month amortization schedule and a 5.60% interest rate until maturity.  The scheduled maturity date is the due date in July 2021.  Voluntary prepayment of the 1155 F Street Loan is prohibited prior to April 6, 2021.  Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after July 6, 2014.

■
The Mortgaged Property. The 1155 F Street Property is a 253,151 SF office and retail building comprised of 216,559 SF of office space (85.5% of the NRA) and 36,592 SF of retail space (14.5% of the NRA) in a 12-story office tower connected to two existing historic buildings via a 7-story glass atrium lobby. The 1155 F Street Property is located in the “East End” office submarket of Washington, District of Columbia.  The 1155 F Street Property was built in 2009 and the amenities include: a four-level, 217-space below-grade parking garage, floor to ceiling glass in the new tower, a furnished green roof terrace for all tenants, a private 7th floor balcony fronting 11th Street, windows on all four sides of the building, an open patio area overlooking the lobby in the 2nd floor suite, a tenant-only fitness facility with state-of-the-art exercise equipment and 24-hour staffed security.  The 1155 F Street Property is anchored by three law firms, Bryan Cave LLP (34.9% of the NRA, exp. June 2024), Shook Hardy & Bacon LLP (14.8% of the NRA, exp. April 2024) and Simpson Thacher & Bartlett LLP (9.7% of the NRA, exp. May 2019).  Cumulatively, the three largest tenants represent 59.4% of the NRA.  As of February 29, 2012,

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1155 F STREET

the office portion of the 1155 F Street Property was 100.0% leased, while the retail portion remains in lease-up, and Total Occupancy and Owned Occupancy were both 89.0%.  The borrower has an executed letter of intent with a major national retailer which, if a lease is executed with such tenant, would increase occupancy in the retail portion to 61.5% from 23.9% and Total Occupancy and Owned Occupancy to 94.4%.

The following table presents certain information relating to the tenants at the 1155 F Street Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Bryan Cave LLP	NR / NR / NR	88,393	34.9%	$4,976,526	40.6%	$56.30	6/30/2024	1, 5 or 10-year option
Shook Hardy & Bacon LLP(2)	NR / NR / NR	37,572	14.8	1,969,900	16.1	52.43	4/30/2024	1, 5-year option
Simpson Thacher & Bartlett LLP	NR / NR / NR	24,430	9.7	1,483,145	12.1	60.71	5/31/2019	1, 5-year option
Guess? Retail, Inc(3)	NR / NR / NR	5,052	2.0	479,940	3.9	95.00	4/30/2019	1, 5-year option
American Institute of CPA	NR / NR / NR	10,146	4.0	462,759	3.8	45.61	6/30/2021	1, 5-year option
Intel Corporation(4)	NR / A1 / A+	7,700	3.0	376,145	3.1	48.85	12/31/2022	1, 5-year option
Novo Nordisk, Inc	NR / NR / A+	8,374	3.3	365,469	3.0	43.64	2/28/2015	1, 5-year option
Facebook, Inc.	NR / NR / NR	8,620	3.4	317,302	2.6	36.81	3/31/2016	1, 3-year option
Home Depot USA, Inc	A- / A3 / A-	6,220	2.5	299,182	2.4	48.10	3/31/2020	1, 5-year option
Servcorp Washington, LLC	NR / NR / NR	5,591	2.2	257,186	2.1	46.00	7/31/2020	1, 5-year option
Ten Largest Tenants		202,098	79.8%	$10,987,554	89.6%	$54.37
Remaining Tenants		23,195	9.2	1,270,521	10.4	54.78
Vacant		27,858	11.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		253,151	100.0%	$12,258,075	100.0%	$54.41

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	One-time early termination option in 2018.
(3)	One-time early termination option in 2014.
(4)	One-time early termination option in 2016.

The following table presents the lease rollover schedule at the 1155 F Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	12,000	4.7	4.7%	529,291	4.3	44.11	3
2016	16,638	6.6	11.3%	674,293	5.5	40.53	3
2017	0	0.0	11.3%	0	0.0	0.00	0
2018	0	0.0	11.3%	0	0.0	0.00	0
2019	34,240	13.5	24.8%	2,186,902	17.8	63.87	4
2020	15,118	6.0	30.8%	877,821	7.2	58.06	6
2021	13,632	5.4	36.2%	667,198	5.4	48.94	3
2022	7,700	3.0	39.2%	376,145	3.1	48.85	1
2023 & Thereafter	125,965	49.8	89.0%	6,946,426	56.7	55.15	6
Vacant	27,858	11.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	253,151	100.0%		$12,258,075	100.0%	$54.41	26

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1155 F STREET

The following table presents certain information relating to recent leasing activity at the 1155 F Street Property:

Recent Leasing Activity
Tenant	SF	Lease Begin	Lease Term (mos.)	Total Rent ($ per SF)	Tenant Improvements ($ per SF)(1)
Invictus Capital Partners	3,111	July 2011	124	$51.25	$80.00
Novo Nordisk, Inc (Expansion)	3,419	July 2011	44	$44.59	$70.00
American Institute of CPA	10,146	April 2011	123	$45.61	$80.00
Andrew’s Ties DC, LLC	375	February 2011	121	$120.00	$217.35
Facebook, Inc.	8,620	January 2011	63	$36.81	$75.00
Target Corporation	5,412	January 2011	66	$46.23	$80.00
Home Depot USA, Inc	6,220	August 2010	116	$48.10	$65.00

(1)	Reflects tenant improvement allowances for build-out of first generation shell space at the 1155 F Street Property.

The following table presents certain information relating to historical leasing at the 1155 F Street Property:

Historical Leased %(1)

	2009(2)	2010(2)	2011
Owned Space	63.5%	76.2%	89.0%

(1)	As provided by the borrower which reflects year-end occupancy.
(2)	The below-market occupancy levels reported for year-end 2009 and 2010 are a result of the 1155 F Street Property’s construction in 2009.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 1155 F Street Property:

Cash Flow Analysis(1)

	2009(2)	2010(3)	2011(3)	Underwritten(4)	Underwritten $ per SF
Base Rental Income	$4,551,440	$8,438,621	$10,413,592	$12,258,075	$48.42
Overage Rent	0	0	95,619	95,620	0.38
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$4,551,440	$8,438,621	$10,509,211	$12,353,695	$48.80
Total Reimbursables	1,628,295	4,331,491	3,723,378	4,861,848	19.21
Parking Income	190,036	425,286	508,717	656,266	2.59
Other Income(5)	146	560	4,686	0	0.00
Less Vacancy & Credit Loss	0	0	0	(808,952)	(3.20)
Effective Gross Income	$6,369,917	$13,195,958	$14,745,992	$17,062,857	$67.40

Total Operating Expenses	$2,978,054	$5,402,783	$4,773,530	$5,621,216	$22.20

Net Operating Income	$3,391,863	$7,793,175	$9,972,462	$11,441,641	$45.20
TI/LC	0	0	0	253,131	1.00
Capital Expenditures	0	0	0	63,283	0.25
Net Cash Flow	$3,391,863	$7,793,175	$9,972,462	$11,125,228	$43.95

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Construction of the 1155 F Street Property was completed in 2009 and as such, the year-end 2009 operating statement does not reflect twelve full months of income and expenses at the 1155 F Street Property.

(3)
Due to the substantial number of tenants which commenced rent payments over the course of 2010 and 2011, base rental income, total reimbursables and parking income for 2010 and 2011 do not reflect the full contractual obligations associated with leases currently in-place at the 1155 F Street Property.

(4)
Underwritten base rent is based on the 2/29/2012 rent roll with rent steps taken through 7/1/2013 for Bryan Cave LLP, Shook Hardy & Bacon LLP, Simpson Thacher & Bartlett LLP and Target Corporation and through 12/31/2012 for all other tenants.

(5)	Other income includes work order income, cleaning charges and miscellaneous other income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1155 F STREET

■	Appraisal. According to the appraisal, the 1155 F Street Property had an “as-is” appraised value of $234,800,000 as of an effective date of May 24, 2011.

■
Environmental Matters.  According to the Phase I, dated May 31, 2011, other than developing an O&M Program plan to address any potential lead based paint present at the 1155 F Street Property, there are no recommendations for further action at the 1155 F Street Property.

■
Market Overview and Competition.  The 1155 F Street Property is located in the East End submarket of Washington, D.C., a district that caters to law firms, trade associations and government agencies.  The 1155 F Street Property is located on the north side of F Street, between 11th and 12th Street, NW, four blocks west of the Verizon Center and one block south of a Metro Center rail station.  The East End submarket experienced significant growth in construction activity beginning in the late 1980s as a result of the development of the Metro Rail subway system which provided easy access to the East End submarket, limited space available in the central business district submarket as well as the East End submarket’s ability to accommodate large, newly-constructed office buildings.  According to the appraiser, the East End submarket contains over 42.3 million sf of total competitive office space with over 3.8 million SF of direct vacancy and sublet space as of year-end 2011.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 1155 F Street Property:

Office Lease Comparables(1)
	1155 F Street, NW	2200 Pennsylvania Ave, NW	51 Louisiana & 300 New Jersey Ave	801 Pennsylvania Ave	1399 New York Ave, NW	701 Pennsylvania Ave, NW
Year Built	2009	2011	1935	1990	2001	1990
Total GLA	253,151	432,900	460,044	346,857	122,922	349,450
Total Occupancy	89.0%	71.3%	93.1%	96.3%	96.9%	88.9%
Quoted Rent Rate PSF	$55.00	$52.50 - $55.25	$81.00 - $84.00	$34.92 - $55.00	$49.93 - $52.75	$50.00 - $70.00
Expense Basis	NNN	NNN	Base Year	NNN	NNN	NNN

(1)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the 1155 F Street Property:

Office Sales Comparables(1)

Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
700 6th Street, NW	Washington, D.C.	March 2011	2009	299,840	$167,535,000	$558.75	90.5%
1101 K Street, NW	Washington, D.C.	March 2011	2006	291,860	$199,000,000	$681.83	81.5%
Market Square	Washington, D.C.	March 2011	1991	679,710	$615,000,000	$904.80	97.0%
The Presidential Building	Washington, D.C.	October 2010	1967	331,074	$220,000,000	$664.50	100.0%
1899 Pennsylvania Ave, NW	Washington, D.C.	September 2010	2002	186,462	$151,100,000	$810.35	100.0%
Evening Star Building	Washington, D.C.	June 2010	1898	221,521	$177,951,012	$803.31	99.4%

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Jemal’s Square 320 L.L.C., a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1155 F Street Loan.  The borrower of the 1155 F Street Loan is owned and controlled by Norman Jemal, who is also the non-recourse carveout guarantor under the 1155 F Street Loan.  Norman Jemal has been an employee of Douglas Development Corporation since 1989 and was integrally involved in the design, construction and leasing of the 1155 F Street Property.  Founded in 1985, Douglas Development Corporation’s current portfolio consists of over eight million SF and more than four million SF of developable real estate in the pipeline.  Douglas Jemal,

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1155 F STREET

Norman’s father, owns a 20.3% interest in the borrower. In 2004, Douglas Jemal was charged in the United States District Court for the District of Columbia with several offenses and was convicted on a single count of wire fraud.  In 2007, he was sentenced to probation for a term of five years subject to various conditions (which probation was terminated pursuant to early termination two years later), including payment of a $175,000 fine.  The 1155 F Street loan documents prohibit any equity transfers that would result in Douglas Jemal acquiring more than a 20.3% interest in the borrower or any direct or indirect control of the borrower.

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $550,000 in respect of certain tax expenses and $25,000 in respect of certain insurance premiums.  On each due date, the borrowers are required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve month period.  In addition, at origination, the borrower deposited $3,091,451 into a reserve account to cover certain existing unfunded obligations of the borrower in respect of certain tenant improvements and leasing commissions and $1,355,866 into a reserve account to cover future unfunded obligations of the borrower in respect of tenant improvements and leasing commissions and $501,948 to cover free rent periods and rent abatements for specific leases.  During the continuance of a 1155 F Street Supplemental Rollover Payment Event, the borrower is required to deposit with the lender on each due date through the remainder of the term of the major lease that gave rise to the 1155 F Street Supplemental Rollover Payment Event, an amount equal to the lesser of: (i) all excess cash flow after the payment of debt service on the 1155 F Street Loan, budgeted operating expenses, the funding of required monthly escrows and mezzanine debt service; and (ii) the aggregate amount determined by the lender (taking into account all amounts then currently on deposit in the rollover reserve) to be sufficient to cover all expenses associated with re-leasing the space demised under the applicable major lease which was the subject of such 1155 F Street Supplemental Rollover Payment Event, divided by the number of months remaining during the unexpired term of such major lease.  Commencing on July 6, 2013 and on each payment date thereafter, the borrower is required to fund a capital expenditure reserve in a monthly amount of $5,274.  During the continuance of a 1155 F Street Lease Sweep Period (so long as no 1155 F Street Cash Trap Period is existing), all excess cash flow after the payment of debt service on the 1155 F Street Loan, budgeted operating expenses, the funding of required monthly escrows and mezzanine debt service, is required to be reserved and used for approved leasing expenses.  During the continuance of a 1155 F Street Cash Trap Period, all excess cash flow after the payment of debt service on the 1155 F Street Loan, budgeted operating expenses, the funding of required monthly escrows and mezzanine debt service, is required to be held by lender as additional collateral for the 1155 F Street Loan.  If a 1155 F Street Lease Sweep Period is continuing during a 1155 F Street Cash Trap Period, the lender may allocate funds being held as collateral to pay for leasing expenses.

A “1155 F Street Supplemental Rollover Payment Event” means any major tenant discontinues its business at its premises (i.e., “goes dark”) or give notice that it intends to discontinue its business.

A “1155 F Street Lease Sweep Period” will commence (i) on the date that is 12 months prior to the end of the term of any major lease (including any renewal terms), (ii) on the date required under a major lease by which the applicable tenant is required to give notice of its exercise of a renewal option thereunder (and such renewal has not been so exercised), (iii) if any major lease (or any material portion thereof) is surrendered, cancelled or terminated prior to its then current expiration date, or (iv) upon any major tenant insolvency proceeding.

A “1155 F Street Cash Trap Period” will commence if (i) a default (beyond any applicable notice and cure period) or event of default has occurred and is continuing or (ii) as of the last day of any calendar quarter, the debt yield is less than 7% (based on the outstanding principal amount of the 1155 F Street Loan and the mezzanine loan).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1155 F STREET

■
Lockbox and Cash Management.  The 1155 F Street Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled cash management account or a blocked account.  The loan documents also require that all rents received by the borrower or the property manager be deposited into the cash management account or a blocked account within one business day after receipt.  All amounts in any blocked account are required to be swept to the lender-controlled cash management account on a daily basis.  On each payment date that no 1155 F Street Cash Trap Period, 1155 F Street Lease Sweep Period or 1155 F Street Supplemental Rollover Payment Event is continuing, all funds in the cash management account in excess of the amount required to pay debt service on the 1155 F Street Loan, budgeted operating expenses, fund required monthly escrows and mezzanine debt service (if applicable) on the next due date will be remitted to the subordinate deposit account established under the mezzanine loan.  During the continuance of an event of default under the 1155 F Street Loan, the lender may apply any funds in the cash management account to amounts payable under the 1155 F Street Loan and/or toward the payment of expenses of the 1155 F Street Property, in such order of priority as the lender may determine.  At any time after the last day of the fourth calendar quarter following the commencement of a 1155 F Street Cash Trap Period resulting from a debt yield that is less than 7% (whether or not an event of default is then continuing), the lender, in its sole and absolute discretion, may either (i) apply amounts on deposit in the cash collateral subaccount to a partial defeasance of the 1155 F Street Loan or (ii) apply amounts on deposit in the cash collateral subaccount to the 1155 F Street Loan, in such order as the lender may elect in its discretion, including to make a prepayment of principal, and provided that no event of default is continuing, any such prepayment will be without the payment of the yield maintenance premium.

■
Property Management.  The 1155 F Street Property is currently managed by Tishman Speyer D.C. Real Estate Services, L.P., pursuant to a management agreement.  Under the loan documents, the 1155 F Street Property may not be managed by any other party, except for a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrower to replace the property manager if (i) the debt yield is less than 7% (based on the outstanding principal amount of the 1155 F Street Loan and the mezzanine loan) and the property manager is an affiliate of borrower, (ii) an event of default is continuing under the loan documents and the property manager is an affiliate of borrower, (iii) there is a default by the property manager under the management agreement, or (iv) there is gross negligence, malfeasance or willful misconduct on the part of the property manager.

■
Mezzanine or Subordinate Indebtedness.  There is currently mezzanine debt with an outstanding principal balance of $19,936,478 as of the Cut-off Date that is secured by direct or indirect equity interests in the mortgage borrower.  No additional subordinate indebtedness is permitted (other than certain permitted unsecured trade payables).  The mezzanine loan is coterminous with the 1155 F Street Loan and is bifurcated between two pari-passu notes consisting of (i) a floating-rate note with an outstanding balance of $9,966,713 as of the Cut-off Date which requires interest payments based on an interest rate of LIBOR plus 8.0000% subject to a 1.0000% LIBOR floor and principal payments based on a 360 month amortization schedule and a 10.0000% interest rate, and (ii) a fixed-rate note with an outstanding balance of $9,969,765 as of the Cut-off Date which requires interest payments based on an interest rate of 9.0113% as of the Cut-off Date which varies throughout the loan term and principal payments based on a 360 month amortization schedule and a 10.2500% interest rate.  As of November 9, 2011, the mezzanine lender is FII F Debt Acct PTE LTD, an affiliate of Jefferies LoanCore LLC. See “Description of the Mortgage Pool—Additional Indebtedness” in the Free Writing Prospectus.

■
Terrorism Insurance. The borrower is required to obtain and maintain coverage in its property insurance policy (or by a separate policy) against loss or damage by terrorist acts in an amount equal to 100% of the full replacement cost of the 1155 F Street Property; provided that such coverage is available.  In the event that such coverage is not included as part of the “all risk” property policy, borrower is required, nevertheless be required to obtain coverage for terrorism (as standalone coverage) in an amount equal to 100% of the “Full Replacement Cost” of the 1155 F Street Property plus rental loss and/or business interruption coverage provided that such coverage is available.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLUMBIA BUSINESS CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLUMBIA BUSINESS CENTER

Columbia Business Center
2501 SE Columbia Way
Vancouver, WA 98661
Vancouver
WASHINGTON
OREGON
Portland
DOWNTOWN
Hayden Island
Hazel Dell South
Walnut Grove
Minnehaha
Columbia River
Willamette River
Pearson Field
Portland International Airport
Lewis and Clark Hwy
Clark College
Town Plaza
Westfield Shoppingtown Vancouver
Vancouver Plaza
Jantzen Beach Supercenter
Portland International Raceway
Portland Meadows
University of Portland
Concordia University
Legacy Emanuel Hospital and Health Center
Rose Garden
Lloyd Center
Portland State University
Oregon Health Sciences University
Portland Bible College
Cascade College
Warner Pacific College
Mall 205
MAP © 2012 CARTIFACT, INC. LOS ANGELES, CA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLUMBIA BUSINESS CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		JLC
Location (City/State)	Vancouver, Washington	Cut-off Date Principal Balance		$99,867,717
Property Type	Industrial	Cut-off Date Principal Balance per SF		$42.85
Size (SF)	2,330,371	Percentage of Initial Pool Balance		6.2%
Total Occupancy as of 3/19/2012	91.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/19/2012	91.8%	Type of Security	Both Fee/Leasehold
Year Built / Latest Renovation	1942-1996 / NAP	Mortgage Rate		6.6700%
Appraised Value	$146,600,000	Original Term to Maturity (Months)		110
		Original Amortization Term (Months)		246
Underwritten Revenues	$16,921,930
Underwritten Expenses	$4,690,174	Escrows
Underwritten Net Operating Income (NOI)	$12,231,757		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$11,425,690	Taxes	$69,391	$69,391
Cut-off Date LTV Ratio	68.1%	Insurance	$113,099	$28,275
Maturity Date LTV Ratio	51.0%	Replacement Reserves	$0	$29,130
DSCR Based on Underwritten NOI / NCF	1.35x / 1.26x	TI/LC	$0	$31,072
Debt Yield Based on Underwritten NOI / NCF	12.2% / 11.4%	Other(1)	$575,385	$38,675

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$101,000,000	93.7%	Loan Payoff	$106,061,381	98.3%
Principal’s New Cash Contribution	6,845,964	6.3	Closing Costs	1,026,708	1.0
			Reserves	757,875	0.7

Total Sources	$107,845,964	100.0%	Total Uses	$107,845,964	100%

(1)
Upfront reserves consist of a deferred maintenance reserve of $176,552 and an upfront ground rent reserve of $398,833.  Monthly ongoing reserves consist of a ground rent reserve collection of $38,675.  Required repairs were completed on or before April 5, 2012.

■
The Mortgage Loan.  The mortgage loan (the “Columbia Business Center Loan”) is evidenced by two pari-passu and cross-defaulted notes in the original principal amount of $57,000,000 (the “CBC Fee Note”) and $44,000,000 (the “CBC Leasehold Note”), respectively, and is secured by a first mortgage encumbering an industrial/warehouse property in Vancouver, Washington, which is owned in part in fee and in part pursuant to a ground lease (collectively, the “Columbia Business Center Property”).  The Columbia Business Center Loan was originated by Jefferies LoanCore, LLC on October 5, 2011 and represents approximately 6.2% of the Initial Pool Balance. The notes evidencing the Columbia Business Center Loan has an outstanding principal balance as of the Cut-off Date of $99,867,717 ($57,000,000 with respect to the CBC Fee Note and $42,867,717 with respect to the CBC Leasehold Note) and each had an interest rate of 6.6700% per annum.  The proceeds of the Columbia Business Center Loan were used to refinance existing debt on the Columbia Business Center Property.

The Columbia Business Center Loan had an initial term of 110 months and as of the Cut-off Date, has a remaining term of 102 months.  The Columbia Business Center Loan requires (i) payments of interest only on the CBC Fee Note through and including September 6, 2013, followed by payments of principal and interest based on a 30 year amortization schedule thereafter until maturity; and (ii) payments of principal and interest based on a 15 year amortization schedule on the CBC Leasehold Note until maturity.  The scheduled maturity date is the due date in December 2020.  Voluntary prepayment of the Columbia Business Center Loan is prohibited prior to September 6, 2020.  Defeasance (in whole for both the CBC Fee Note and the CBC Leasehold Note and in part with respect to the CBC Leasehold Note, only in conjunction with a release of the leasehold portion of the Columbia Business Center Property) with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after July 6, 2014.

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The Mortgaged Property.  The Columbia Business Center Property consists of the fee and leasehold interests in 26 industrial buildings with a total of 2,330,371 SF of net rentable area in Vancouver, Washington, a suburb of Portland, Oregon.  The fee interest consists of 12 buildings with a total of 1,215,125 SF, and the leasehold interest consists of 14 buildings with a total of 1,115,246 SF.  The leasehold interest is subject to an unsubordinated ground lease that expires on December 31, 2030.  The ground lease affords the lender (i) the right to obtain a ground lease estoppel, (ii) notice rights, (iii) cure rights for any curable default under the ground

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLUMBIA BUSINESS CENTER

lease, and (iv) the right to assume the ground lease through foreclosure, and provides that the ground lease cannot be modified without lender consent. Columbia Business Center was built from 1942 to 1996. As of March 19, 2012, the Total Occupancy and Owned Occupancy were both 91.8%.

The following table presents certain information relating to the tenants at the Columbia Business Center Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Thompson Metal Fab	NR / NR / NR	717,762	30.8%	$2,614,275	24.5%	$3.64	9/30/2021	1, 2/5-year option(2)
West Linn Paper	NR / NR / NR	242,649	10.4	1,150,156	10.8	4.74	6/30/2017	NA
Vanport Warehouse, Inc	NR / NR / NR	82,145	3.5	424,603	4.0	5.17	7/31/2015	NA
Canfield Transfer, LLC	NR / NR / NR	62,798	2.7	414,000	3.9	6.59	10/31/2012	NA
Laclede Chain Manuf. Co	NR / NR / NR	84,180	3.6	400,427	3.7	4.76	8/31/2017	1, 5-year option
Sharp Electronics	BBB- / NR / BBB+	66,099	2.8	360,623	3.4	5.46	2/28/2015	NA
Oregon Iron Works(3)	NR / NR / NR	75,601	3.2	356,491	3.3	4.72	9/30/2017	NA
Portco(4)	NR / NR / NR	58,301	2.5	308,851	2.9	5.30	10/31/2015	NA
RM Beverage	NR / NR / NR	58,178	2.5	272,273	2.5	4.68	3/31/2021	2, 5-year options
United Warehouse Company	NR / NR / NR	46,057	2.0	232,127	2.2	5.04	6/30/2012	NA
Ten Largest Tenants		1,493,770	64.1%	$6,533,826	61.1%	$4.37
Remaining Tenants		646,194	27.7	4,151,691	38.9	6.42
Vacant		190,407	8.2	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		2,330,371	100.0%	$10,685,517	100.0%	$4.99

(1)	Certain ratings are those of the parent company regardless of whether the parent guarantees the lease.
(2)	Thompson has tenant option for either a two-year or five-year term at renewal.
(3)	Oregon Iron Works’ expiring area consists of 73,590 square feet expiring on 9/30/2017 and 2,011 square feet expiring on 3/31/2015.
(4)
Tenant may terminate at any time after 11/1/2012 with 180 days’ notice and payment of termination fee equal to product of $2,915.05 and the number of months of remaining in the lease term had the lease not been terminated.

The following table presents the lease rollover schedule at the Columbia Business Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	18,791	0.8%	0.8%	$139,382	1.3%	$7.42	5
2012	221,588	9.5	10.3%	1,318,492	12.3	5.95	14
2013	125,024	5.4	15.7%	753,912	7.1	6.03	14
2014	32,055	1.4	17.1%	294,068	2.8	9.17	6
2015	326,356	14.0	31.1%	1,965,955	18.4	6.02	13
2016	150,348	6.5	37.5%	830,015	7.8	5.52	10
2017	454,236	19.5	57.0%	2,279,774	21.3	5.02	11
2018	0	0.0	57.0%	0	0.0	0.00	0
2019	29,913	1.3	58.3%	217,371	2.0	7.27	1
2020	5,713	0.2	58.5%	0	0.0	0.00	1
2021	775,940	33.3	91.8%	2,886,548	27.0	3.72	3
2022	0	0.0	91.8%	0	0.0	0.00	0
2023 & Thereafter	0	0.0	91.8%	0	0.0	0.00	0
Vacant	190,407	8.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	2,330,371	100.0%		$10,685,517	100.0%	$4.99	78

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLUMBIA BUSINESS CENTER

The following table presents certain information relating to recent leasing activity at the Columbia Business Center Property:

Recent Leasing Activity(1)

Tenant	SF	Lease Begin	Lease Term (mos)	Total Rent ($ psf)	Tenant Improvements ($ psf)
Canfield Transfer	62,798	March 2012	8	$3.30 (on 6 months)	‘As-Is’
Thompson Metal Fab	717,762	October 2011	120	$3.64 (annual)	‘As-Is’
Greenberry Industrial, LLC	7,657	January 2012	63	$8.58 (annual)	‘As-Is’

(1)	Source: Borrower

The following table presents certain information relating to historical leasing at the Columbia Business Center  Property:

Historical Leased %(1)

	2008	2009	2010
Owned Space	98.5%	98.8%	94.1%

(1)	As provided by the borrower which reflects average occupancy ratios for the above years.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Columbia Business Center Property:

Cash Flow Analysis(1)

	2009	2010	TTM as of November 2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$10,899,402	$10,450,901	$9,378,943	$10,685,517	$4.59
Gross Up Vacancy	0	0	0	960,268	0.41
Total Rent	$10,899,402	$10,450,901	$9,378,943	$11,645,785	$5.00
Total Reimbursables	3,681,316	3,502,588	3,124,803	3,864,074	1.66
Other Income(3)	2,266,464	2,447,701	2,372,339	2,372,339	1.02
Less Vacancy & Credit Loss	(111,471)	0	0	(960,268)	(0.41)
Effective Gross Income	$16,735,711	$16,401,190	$14,876,085	$16,921,930	$7.26

Total Operating Expenses	$4,780,358	$4,524,269	$4,779,140	$4,690,174	$2.01

Net Operating Income	$11,955,353	$11,876,921	$10,096,946	$12,231,757	$5.25
TI/LC	0	0	0	456,511	0.20
Capital Expenditures	0	0	0	349,556	0.15
Net Cash Flow	$11,955,353	$11,876,921	$10,096,946	$11,425,690	$4.90

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten base rent based on contractual rents as of 3/19/2012 and rent steps through 12/31/2012.
(3)	Includes storage rent, rail income, barge income and other recurring income items and is based on the corresponding TTM figure.

■	Appraisal. According to the appraisals, the Columbia Business Center had an aggregate “as-is” appraised value of $146,600,000 as of an effective date of June 27, 2011.

■
Environmental Matters.  According to the Phase I reports, dated July 8, 2011, other than implementation of an Operations and Maintenance (O&M) plan to minimize the potential exposure to airborne asbestos fibers and expansion of the O&M Plan to maintain good housekeeping processes for selected tenants who handle hazardous water products and oils, there are no recommendations for further actions at the Columbia Business Center Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLUMBIA BUSINESS CENTER

■	Seismic Matters. According to seismic reports dated July 11, 2011 the probable maximum loss ratios ranged from 13% to 18%.

■
Market Overview and Competition.  The Columbia Business Center Property is located in Vancouver, Washington, a suburb of Portland, Oregon.  The Columbia Business Center Property abuts the Columbia River which divides Oregon and Washington and provides access to the Pacific Ocean.  The Columbia Business Center Property is served by railroad, and has access to and is in between Interstates 5 and 205.  The Columbia Business Center Property is in the Clark County, Washington submarket.

The following table presents certain information relating to certain industrial lease comparables provided in the appraisals for the Columbia Business Center Property:

Industrial Lease Comparables(1)

	Port of Vancouver(2)	Opus/205 Commerce Center(2)	Salmon Creek Business Park(2)	158th Commerce Park(2)
Year Built	1964, 1965	2002	2005	1998
Total GLA	2,446,434	128,000	125,582	381,750
Total Occupancy	100%	100%	76%	91%
Quoted Rent Rate PSF(3)	$3.84-$4.44	$4.20	$5.10-$6.60	$3.84-$4.56
Expense Basis	NNN	NNN	NNN	NNN

(1)	Certain lease comparables shown in the above table may be renewals.
(2)	Source: Appraisal.
(3)	Quoted rents are based on annualized shell industrial rents provided by the appraiser.

The following table presents certain information relating to certain industrial sales comparables provided in the appraisal for the Columbia Business Center Property:

Industrial Sales Comparables(1)

Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price(2)	Sale Price PSF	Occupancy
TA Associates Portfolio	Portland	September 2010	1978	475,146	$28,000,000	$58.93	96%
Estate of James Campbell	Tukwila & Kent	October 2010	1975	909,158	$63,000,000	$69.29	100%
ProLogis Portfolio	Kent, Tukwila & Fife	June 2009	1978	1,052,528	$60,756,937	$57.72	100%
Valley Distribution Center	Renton	December 2010	1996	480,820	$30,250,000	$62.91	100%

(1)	Source: Appraisal.
(2)	Transaction amount adjusted for cash equivalency and/or deferred maintenance (where applicable).

■
The Borrower.  The borrowers are CBC 1, LLC, CBC 2, LLC, CBC 3, LLC and CBC 4, LLC, each a single-purpose, single-asset entity.  CBC 1, LLC, CBC 2, LLC, and CBC 3, LLC collectively own the fee portion of the Columbia Business Center Property as tenants-in-common (which have waived rights of partition) and CBC 4, LLC owns the leasehold portion of the Columbia Business Center Property.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Columbia Business Center Loan.  The borrowers of the Columbia Business Center Loan are indirectly owned, in part, by George H. Killian, Lance E. Killian and Steven J. Oliva, who are also the non-recourse carveout guarantors under the Columbia Business Center Loan. The borrowers have owned the Columbia Business Center Property since 2006.

■
Escrows.  At origination, the borrowers funded escrow reserves in the amount of (i) $63,391 in respect of certain tax expenses, (ii) $113,099 in respect of certain insurance premiums, (iii) $176,552 in respect of certain deferred maintenance obligations and (iv) $398,833 in respect of ground rent obligations.  In addition, on each due date the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, (ii) a tenant improvement and leasing commission reserve in the monthly amount of $16,202 with respect to the fee portion of the Columbia Business Center Property and $14,870 with respect to the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLUMBIA BUSINESS CENTER

leasehold portion of the Columbia Business Center Property (iii) a capital expenditure reserve in the monthly amount of $29,130, and (iv) a ground rent reserve in an amount that is estimated by lender to be sufficient to pay any installment of ground rent under the ground lease at least 30 days before the date such installment is due.

Furthermore, during the continuance of a Columbia Business Center Trigger Period, the loan documents require that all excess amounts on deposit in the lockbox account, after the payment of debt service and the funding of required monthly escrows for budgeted operating expenses, and required reserves, be reserved and held as additional collateral for the Columbia Business Center Loan unless the Columbia Business Trigger Period was caused by a Columbia Business Center Lease Sweep Period, in which case such funds are required to be reserved for tenant improvement and leasing costs allocable to the leases that gave rise to the Columbia Business Lease Sweep Period.  Upon termination of a Columbia Business Center Trigger Period, provided no event of default is then continuing, any unused amounts deposited in the leasing commission reserve or cash collateral reserve (as applicable) during that Columbia Business Center Trigger Period are required to be remitted to the borrowers. In addition, the borrowers are required to establish a reserve account for the deposit of any casualty or condemnation loss proceeds.

A “Columbia Business Center Trigger Period” means any period commencing upon notice from the lender to the borrowers that: (i) a default has occurred under the Columbia Business Center Loan documents; or (ii) as of the last day of any fiscal quarter, the debt yield (as calculated pursuant to the loan documents) with respect to the CBC Fee Note is less than 7.7%; or (iii) as of the last day of any fiscal quarter, the debt yield (as calculated pursuant to the loan documents) with respect to the CBC Leasehold Note is less than 10.6%; or (iv) the occurrence of certain specified leasing events (e.g. major lease terminations or tenant bankruptcies) (a “Columbia Business Center Lease Sweep Period”) has commenced. A Columbia Business Center Trigger Period ends: (A) with respect to the matter described in clause (i) above, if the related default has been cured and no other default has occurred and is continuing; (B) with respect to the matter described in clause (ii) above, upon the lender’s determination that the fee portion of the Columbia Business Center Property has achieved a debt yield of at least 7.7% with respect to the CBC Fee Note for two consecutive fiscal quarters subsequent to the commencement of the subject Columbia Business Center Trigger Period; (C) with respect to the matter described in clause (iii) above, upon the lender’s determination that the leasehold portion of the Columbia Business Center Property has achieved a debt yield of at least 10.6% with respect to the CBC Leasehold Note for two consecutive fiscal quarters subsequent to the commencement of the related Columbia Business Center Trigger Period; and (D) with respect to the matter described in clause (iv) above, such Columbia Business Center Lease Sweep Period has ended.

■
Release of Collateral.  Provided no event of default is then continuing under the Columbia Business Center Loan, from and after July 6, 2014, the borrowers may obtain the release of the leasehold portion of the Columbia Business Center Property, subject to the satisfaction of certain conditions, including among others: (i) that borrowers defease a portion of the Columbia Business Center Loan in an amount equal to 115% of the CBC Leasehold Note principal then outstanding plus $500,000 (ii) after giving effect to such release, the related CBC Fee Note debt yield (as calculated pursuant to the loan documents) is no less than the greater of (a) the related debt yield (as calculated pursuant to the loan documents) immediately prior to the release and (b) 8.8% and (iii) after giving effect to such release, the loan to value ratio (as calculated pursuant to the loan documents) for the remaining Columbia Business Center Property is required to be no more than the loan to value percentage as of the origination date of the Columbia Business Center Loan (i.e. 72%).

■
Lockbox and Cash Management.  The Columbia Business Center Loan requires a hard lockbox, which is already in place.  The loan documents require the borrowers to direct the tenants to pay their rents directly to a lender-controlled cash management account or a blocked account.  The loan documents also require that all rents received by the borrowers or the property manager be deposited into the cash management account or a blocked account within two business days after receipt.  All amounts in any blocked account are swept to the lender-controlled cash management account on a weekly basis.  On each business day that no event of default under the Columbia Business Center Loan is continuing and provided that a Columbia Business Center Trigger

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLUMBIA BUSINESS CENTER

Period is not then continuing, all funds in the cash management account in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to an operating account designated and accessible by the borrowers and pledged to the lender.  During the continuance of an event of default under the Columbia Business Center Loan, the lender may apply any funds in the cash management account to amounts payable under the Columbia Business Center Loan and/or toward the payment of expenses of the Columbia Business Center Property, in such order of priority as the lender may determine.

■
Property Management.  The Columbia Business Center Property is currently managed by FC Services, LLC. pursuant to a management agreement.  Under the Columbia Business Center Loan documents, the Columbia Business Center Property may not be managed by any other party, except for a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrowers to replace the property manager if (i) there is a material default by the property manager under the management agreement, (ii) there is a filing of a bankruptcy petition or a similar event with respect to the property manager, (iii) an event of default under the Columbia Business Center Loan has occurred and is continuing or (iv) the borrowers fail to maintain a combined debt service coverage ratio (as calculated pursuant to the Columbia Business Center Loan and any Approved Mezzanine Loan) of 1.00x.

■
Mezzanine or Subordinate Indebtedness.  The borrowers are permitted to obtain an “Approved Mezzanine Loan”, the proceeds of which are required to be used exclusively to purchase the fee estate owned by the ground lessor with respect to the leasehold portion of the Columbia Business Center Property, which Approved Mezzanine Loan is required to: (i) be in an amount that when added to the Columbia Business Center Loan will result in a combined loan to “as is” appraised value (based on an acceptable appraisal) of the Columbia Business Center Property of no more than 85%; (ii) result in a minimum combined debt yield of not less than 7%; (iii) be on terms and conditions reasonably acceptable to the mortgage lender and evidenced by loan documents which have been approved by the mortgage lender, (iv) be secured only by a pledge of all or a portion of the direct and/or indirect ownership interests in borrowers or any other collateral not mortgaged or pledged to the mortgage lender under the Columbia Business Center Loan, (v) create no obligations or liabilities on the part of the mortgage borrowers and results in no liens on any portion of the Columbia Business Center Properties, (vi) have a term expiring on the maturity date of the Columbia Business Center Loan, (vii) be subject to an intercreditor agreement between the mortgage lender and the approved mezzanine lender substantially in the same form as the form of intercreditor agreement attached as Appendix VI to the US CMBS Legal and Structured Finance Criteria published by Standard & Poor’s (May 1, 2003), with such commercially reasonable negotiated changes as are acceptable to the mortgage lender, the approved mezzanine lender and, if applicable, the rating agencies, and (viii) if the Approved Mezzanine Loan is entered into after a secondary market transaction, will be conditioned upon the delivery by borrower of Rating Agency Confirmation.  Monthly debt service on an Approved Mezzanine Loan will not be paid if the Columbia Business Center Trigger Period is in effect.

■
Terrorism Insurance. The borrowers are required to obtain and maintain coverage in its policy (or by a separate policy) against loss or damage by terrorist acts, in an amount equal to 100% of the “Full Replacement Cost” of the Columbia Business Center Property, 100% of the rental loss and/or business interruption exposure, and to the full general liability and umbrella liability limits; provided that such coverage is available.  In the event that such coverage with respect to terrorist acts is not included as part of the policies required by the loan agreement, borrowers will be required to obtain coverage for terrorism (as standalone coverage) in an amount equal to 100% of the “Full Replacement Cost” of the Columbia Business Center Property plus the rental loss and/or business interruption coverage required under the loan agreement, and to the full general liability and umbrella liability limits under the loan agreement; provided that in that event the borrowers will not be required to spend more than one and one-half times the amount of the insurance premium that is payable at such time in respect of the Columbia Business Center Property and business interruption/rental loss insurance required under the loan documents, and if the cost of terrorism insurance exceeds that amount, the borrowers are required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Columbia Business Center Property are separately allocated under such blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BELLIS FAIR MALL

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BELLIS FAIR MALL

Bellis Fair Mall
1 Bellis Fair Parkway
Bellingham, WA 98226
Bellingham
Bellingham Bay
BELLINGHAM INT'L AIRPORT
Whatcom Community College
Bellingham Golf and Country Club
Cornwall Park
St Joseph Medical Center
Sunset Square
Squalicum Creek Park
Bellingham Technical College
Roosevelt Park
Civic Athletic Complex
Bayview Cemetery
Whatcom Falls Park
Western Washington University
Sehome Hill Arboretum
Fairhaven Park
W BAKERVIEW RD
E BAKERVIEW RD
NORTHWEST RD
GUIDE MERIDIAN RD
HANNEGAN RD
AIRPORT DR
W MAPLEWOOD AVE
BENNETT DR
MARINE DR
NORTHWEST AVE
MERIDIAN ST
JAMES ST
WOBURN ST
E ILLINOIS ST
ALABAMA ST
SQUALICUM WAY
ELDRIDGE AVE
ROEDER AVE
BROADWAY
DUPONT ST
F ST
CORNWALL AVE
IOWA ST
N STATE ST
E CHESTNUT ST
LAKEWAY DR
BOULEVARD ST
BILL MCDONALD PKY
YEW ST
YEW STREET RD
11TH ST
HARRIS AVE
539
542
5
11
MAP © 2012 CARTIFACT, INC. LOS ANGELES, CA · DATA © BROADMAP

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BELLIS FAIR MALL

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Bellingham, Washington	Cut-off Date Principal Balance	$93,246,596
Property Type	Retail	Cut-off Date Principal Balance per SF	$173.25
Size (SF)	538,226	Percentage of Initial Pool Balance	5.7%
Total Occupancy as of 3/26/2012(1)(2)	99.5%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/26/2012(1)(2)	99.2%	Type of Security	Fee Simple
Year Built / Latest Renovation	1988 / 2003	Mortgage Rate	5.2300%
Appraised Value	$145,000,000	Original Term to Maturity (Months)	128
Original Amortization Term (Months)	360
Underwritten Revenues	$15,256,418
Underwritten Expenses	$4,293,915	Escrows
Underwritten Net Operating Income (NOI)	$10,962,503	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$10,490,314	Taxes	$103,523	$34,508
Cut-off Date LTV Ratio	64.3%	Insurance	$0	$0
Maturity Date LTV Ratio	53.0%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.75x / 1.68x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.8% / 11.3%	Other(3)	$2,571,476	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$94,500,000	100.0%	Loan Payoff	$57,587,545	60.9%
Principal Equity Distribution	33,800,852	35.8
Reserves	2,674,999	2.8
Closing Costs	436,604	0.5
Total Sources	$94,500,000	100.0%	Total Uses	$94,500,000	100.0%

(1)
General Growth Properties Inc. completed the acquisition of 11 full-line Sears locations on 4/17/2012.  Sears’ leasehold interest in the store at the Bellis Fair Mall Property was included in this purchase.  The Sears’ lease was assigned to a GGP entity and a sublease expiring 2/28/2013 was entered into with Sears under the same terms as their original lease (original lease expiration 8/2/2013).  Sears currently pays base rent of $221,705 per year and CAM charges of $41,700 per year.  Sears is treated as vacant in lender’s underwriting.

(2)	Total and Owned Occupancy excluding Sears is 89.1% and 84.2% respectively.
(3)
Other escrow reflects the following reserves: special tenancy reserve ($2,100,000) comprised of the Sbarro reserve amount ($1,500,000 released on 4/27/2012) and the Cinnabon reserve amount ($600,000 released on 4/4/2012); Children’s Place unfunded obligation ($270,780 released in November 2011); deferred maintenance reserve ($156,855); Lids estoppels billing error ($38,841); Sweet Factory unfunded obligation ($5,000). See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Bellis Fair Mall Loan”) is evidenced by a note in the original principal amount of $94,500,000 and is secured by a first mortgage encumbering a regional mall located in Bellingham, Washington (the “Bellis Fair Mall Property”).  The Bellis Fair Mall Loan was originated by Column Financial, Inc., and was subsequently purchased by Goldman Sachs Mortgage Company.  The Bellis Fair Mall Loan was originated on June 3, 2011 and represents approximately 5.7% of the Initial Pool Balance.  The note evidencing the Bellis Fair Mall Loan has an outstanding principal balance as of the Cut-off Date of $93,246,596 and has an interest rate of 5.2300% per annum.  The proceeds of the Bellis Fair Mall Loan were used to refinance existing debt on the Bellis Fair Mall Property.

The Bellis Fair Mall Loan had an initial term of 128 months and has a remaining term of 116 months.  The Bellis Fair Mall Loan requires payments of interest and principal during the term of the Bellis Fair Mall Loan based on a 30-year amortization schedule.  The scheduled maturity date is the due date in February 2022.  Voluntary prepayment of the Bellis Fair Mall Loan is prohibited prior to August 6, 2021.  Defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization closing date.

■
The Mortgaged Property. The Bellis Fair Mall Property is a 776,136 SF regional mall located in Bellingham, Washington.  The Bellis Fair Mall Property was constructed in 1988 and renovated in 2003.  The portion of the Bellis Fair Mall Property’s space that constitutes collateral for the Bellis Fair Mall Loan totals approximately 538,226 SF and includes Macy’s, Sears, Regal Cinemas and Old Navy.  The Bellis Fair Mall Property’s in-line space totals 313,532 SF.  As of March 26, 2012, including Sears, Total Occupancy was 99.5% and Owned Occupancy was 99.2%.  For the trailing twelve month period ending February 29, 2012, comparable sales were approximately $442 per SF for in-line tenants with less than 10,000 SF who have both been in occupancy and reported sales for at least two Januaries.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BELLIS FAIR MALL

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Bellis Fair Mall Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Macy’s	BBB- / Baa3 / BBB	100,400	12.9%	Yes	$755,402	$7.52	1/31/2014	$271	2.8%	2, 5-year options
Sears(3)	NR / NR / CCC+	80,620	10.4	Yes	$263,405	$3.27	8/2/2013	$115	2.8%	NA
Target	A- / A2 / A+	101,880	13.1	No	$59,346	$0.58	NA	$309	0.2%	NA
Kohl’s	BBB+ / Baa1 / BBB+	74,153	9.6	No	$55,782	$0.75	NA	$162	0.5%	NA
JC Penney	BB+ / NR / BB	61,877	8.0	No	$44,814	$0.72	NA	$154	0.5%	NA
Total Anchors		418,930	54.0%

Occupied In-line(4)		309,355	39.9%		$11,680,470	$37.76
Occupied Theater/Outparcel/Other		43,674	5.6%		$1,098,892	$25.16
Vacant Spaces		4,177	0.5%		$0	$0.00
Total Owned SF		538,226	69.3%
Total SF		776,136	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of trailing twelve months ended 2/29/2012. However, Target, Kohl’s and JC Penney’s Tenant Sales per SF represent 2010 estimates.
(3)
General Growth Properties Inc. completed the acquisition of 11 full-line Sears locations on 4/17/2012.  Sears’ leasehold interest in the store at the Bellis Fair Mall Property was included in this purchase.  Sears’ lease was assigned to a GGP entity and a sublease expiring 2/28/2013 was entered into with Sears at the same terms as their original lease.  Sears currently pays base rent of $221,705 per year and CAM charges of $41,700 per year.  Sears is treated as vacant in lender’s underwriting.

(4)
Includes 3 tenants which have signed leases but are not yet open: Forever 21 (10,000 SF, $40.07 total rent psf) is expected to take occupancy and begin paying rent in July 2012, Best Buy Mobile (1,003 SF, $103.25 total rent psf) is expected to take occupancy and begin paying rent in August 2012 and Teavana (733 SF, $81.91 total rent psf) is expected to take occupancy and begin paying rent in June 2012.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Bellis Fair Mall Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(3)	Occupancy Cost	Renewal / Extension Options
Macy’s	BBB- / Baa3 / BBB	100,400	18.7%	$544,168	5.7%	$5.42	1/31/2014	$271	2.8%	2, 5-year options
Regal Cinemas	B- / B3 / B+	23,692	4.4	452,517	4.7	19.10	1/31/2014	$477,864	17.8%	2, 5-year options
Forever 21(4)	NR / NR / NR	10,000	1.9	400,000	4.2	40.00	6/30/2022	NA	NA	NA
Old Navy	BBB- / Baa3 / BB+	14,666	2.7	350,224	3.6	23.88	1/31/2014	$289	9.1%	NA
Victoria’s Secret	BB+ / Ba2 / BB+	8,776	1.6	298,384	3.1	34.00	1/31/2019	$762	7.8%	NA
Big 5 Sporting Goods	NR / NR / NR	10,128	1.9	265,620	2.8	26.23	1/31/2014	$374	7.5%	NA
Gap/GapKids	BBB- / Baa3 / BB+	11,966	2.2	240,876	2.5	20.13	1/31/2014	$218	11.3%	NA
Sears(5)	NR / NR / CCC+	80,620	15.0	221,705	2.3	2.75	8/2/2013	$115	2.8%	NA
Abercrombie & Fitch	NR / NR / NR	5,903	1.1	213,256	2.2	36.13	1/31/2014	$452	8.6%	NA
Macy’s Home Store	BBB- / Baa3 / BBB	19,394	3.6	202,350	2.1	10.43	1/31/2014	$129	11.3%	2, 5-year options
Ten Largest Owned Tenants		285,545	53.1%	$3,189,100	33.2%	$11.17
Remaining Owned Tenants(6)		248,504	46.2	6,411,682	66.8	25.80
Vacant Spaces (Owned Space)		4,177	0.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		538,226	100.0%	$9,600,782	100.0%	$17.98

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include Non-owned Anchors.
(3)	Tenant sales as of trailing twelve months ended 2/29/2012. Macy’s Home Store sales is an estimate as of year end 2010. Regal Cinema’s sales are per screen.
(4)	Forever 21 has a signed lease but they are not yet open for business. They are expected to take occupancy and begin paying rent in July 2011.
(5)
General Growth Properties Inc. completed the acquisition of 11 full-line Sears locations on 4/17/2012.  Sears’ leasehold interest in the store at the Bellis Fair Mall Property was included in this purchase.  Sears’ lease was assigned to a GGP entity and a sublease expiring 2/28/2013 was entered into with Sears at the same terms as their original lease.  Sears currently pays base rent of $221,705 per year and CAM charges of $41,700 per year.  Sears is treated as vacant in lender’s underwriting.

(6)
Includes 2 tenants which have signed leases but are not yet open: Best Buy Mobile (1,003 SF, $103.25 total rent psf) is expected to take occupancy and begin paying rent in August 2012 and Teavana (733 SF, $81.91 total rent psf) is expected to take occupancy and begin paying rent in June 2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BELLIS FAIR MALL

The following table presents certain information relating to the lease rollover schedule at the Bellis Fair Mall Property:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	6,764	1.3%	1.3%	$330,661	3.4%	$48.89	7
2012	8,444	1.6	2.8%	0	0.0	0.00	4
2013(3)	135,657	25.2	28.0%	806,772	8.4	5.95	21
2014	249,935	46.4	74.5%	4,034,859	42.0	16.14	32
2015	14,027	2.6	77.1%	502,170	5.2	35.80	9
2016	16,135	3.0	80.1%	689,550	7.2	42.74	9
2017	7,462	1.4	81.5%	422,385	4.4	56.60	5
2018	12,345	2.3	83.8%	344,574	3.6	27.91	3
2019	34,574	6.4	90.2%	1,041,255	10.8	30.12	8
2020	1,939	0.4	90.5%	90,462	0.9	46.65	2
2021	10,987	2.0	92.6%	362,723	3.8	33.01	5
2022	27,911	5.2	97.8%	827,362	8.6	29.64	7
2023 & Thereafter	7,869	1.5	99.2%	148,008	1.5	18.81	2
Vacant	4,177	0.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	538,226	100.0%		$9,600,782	100.0%	$17.98	114

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Borrower owned collateral space only. Does not include Non-owned Anchors (Target, Kohl’s, JC Penney).
(3)
Sears is included in the 2013 figures.  General Growth Properties Inc. completed the acquisition of 11 full-line Sears locations on 4/17/2012.  Sears’ leasehold interest in the store at the Bellis Fair Mall Property was included in this purchase.  Sears’ lease was assigned to a GGP entity and a sublease expiring 2/28/2013 was entered into with Sears at the same terms as their original lease.  Sears currently pays base rent of $221,705 per year and CAM charges of $41,700 per year.  Sears is treated as vacant in lender’s underwriting.

The following table presents certain information relating to historical leasing at the Bellis Fair Mall Property:

Historical Leased %(1)
	2009	2010	2011	TTM (3/31/2012)
Owned Space(2)	93.8%	95.9%	96.6%	96.3%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.
(2)	Includes temporary tenants.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BELLIS FAIR MALL

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Bellis Fair Mall Property:

Cash Flow Analysis(1)

	2009	2010	2011	TTM 3/31/2012	Underwritten(2)(3)	Underwritten $ per SF
Base Rent(4)	$7,867,686	$8,207,766	$8,642,796	$8,792,636	$9,379,077	$17.43
Overage Rent	185,304	216,434	454,675	483,274	441,602	0.82
Other Rental Revenue(5)	1,584,572	1,575,353	1,841,144	1,942,267	1,761,262	3.27
Gross Up Vacancy	0	0	0	0	539,482	1.00
Total Rent	$9,637,562	$9,999,552	$10,938,616	$11,218,177	$12,121,422	$22.52
Total Reimbursables	3,816,775	3,972,640	3,780,882	3,829,258	3,874,028	7.20
Other Income(6)	90,896	66,790	66,640	56,162	48,506	0.09
Vacancy & Credit Loss	(26,559)	(10,086)	(62,428)	(71,990)	(787,539)	(1.46)
Effective Gross Income	$13,518,674	$14,028,897	$14,723,710	$15,031,608	$15,256,418	$28.35

Total Operating Expenses	$3,571,909	$3,813,964	$3,897,029	$3,954,271	$4,293,915	$7.98

Net Operating Income	$9,946,765	$10,214,933	$10,826,681	$11,077,337	$10,962,503	$20.37
TI/LC	0	0	0	0	334,135	0.62
Capital Expenditures	0	0	0	0	138,054	0.26
Net Cash Flow	$9,946,765	$10,214,933	$10,826,681	$11,077,337	$10,490,314	$19.49

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 3/26/2012 rent roll with rent steps through 12/31/2012.
(3)
General Growth Properties Inc. completed the acquisition of 11 full-line Sears locations on 4/17/2012.  Sears’ leasehold interest in the store at the Bellis Fair Mall Property was included in this purchase.  Sears’ lease was assigned to a GGP entity and a sublease expiring 2/28/2013 was entered into with Sears at the same terms as their original lease.  Sears currently pays base rent of $221,705 per year and CAM charges of $41,700 per year.  Sears revenue is included in the historical cash flows but it has been excluded from underwritten base rent and total recoveries.

(4)
Underwritten base rent includes four tenants who pay rent based on a percentage of sales in lieu of base rent as follows: Abercrombie & Fitch (5,903, SF base rent of $213,256); Lane Bryant (6,282, SF base rent of $99,642); Maurices (4,765 SF, base rent of $97,487) and Tilt (3,678 SF, base rent of $18,941).

(5)
Other rental revenue consists of temporary tenant revenue, sponsorship and mall advertising revenue, vending revenue, contractor’s rent, antenna rent, storage rent, and other miscellaneous rental income.

(6)	Other income includes stroller income, gift card income, sprinkler income, assignment income, late fees and miscellaneous other income.

■	Appraisal. According to the appraisal, the Bellis Fair Mall Property had an “as is” appraised value of $145,000,000 as of an effective date of November 30, 2011.

■	Environmental Matters. According to a Phase I report, dated May 23, 2011, there are no recommendations for further action other than an Operations and Maintenance (O&M) Plan for asbestos.

■
Market Overview and Competition.   The Bellis Fair Mall Property is a regional mall in Bellingham, Washington approximately 90 miles north of Seattle, Washington and 20 miles south of the international border with Canada.  The Bellis Fair Mall Property is the dominant retail center within the Bellingham and northwest Washington market and serves over 500,000 residents within its trade area (including Canada). The closest competing traditional enclosed mall is Cascade Mall, located approximately 28 miles south along Interstate 5.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BELLIS FAIR MALL

The following table presents certain information relating to the primary competition for the Bellis Fair Mall Property:

Competitive Set(1)
	Bellis Fair Mall	Cascade Mall	Cordata Center	Sunset Square	Barkley Village	Sehome Village
Distance from Subject	-	28.0 miles South	1.0 miles North	3.0 miles Southeast	4.0 miles Southeast	6 miles South
Property Type	Regional Mall	Regional Mall	Power Center	Power Center	Community Center	Community Center
Year Built / Renovated	1988 / 2003	1989 / 1999	1991	1989	1995 / 2010	1991 / 2005
Total GLA	776,136	585,000	288,122	386,000	103,511	166,958
Total Occupancy(2)	99%	90%	99%	94%	92%	93%
Anchors(2)	Sears Macy’s JC Penney Target Kohl’s	Sears Macy’s JC Penney Target	Costco TJ Maxx Best Buy Office Depot Bed Bath & Beyond	Big K Cost Cutter Office Max Rite Aid	Haagan Pharmacy	REI Haagan Rite Aid

(1)	Source: Appraisal.
(2)
General Growth Properties Inc. completed the acquisition of 11 full-line Sears locations on 4/17/2012.  Sears’ leasehold interest in the store at the Bellis Fair Mall Property was included in this purchase.  Sears’ lease was assigned to a GGP entity and a sublease expiring 2/28/2013 was entered into with Sears at the same terms as their original lease.  Sears currently pays base rent of $221,705 per year and CAM charges of $41,700 per year.  Sears is treated as vacant in Lender’s underwriting.

■
The Borrower.  The borrower is Bellis Fair Mall, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Bellis Fair Mall Loan.  The borrower is indirectly owned by GGP Limited Partnership, which is the non-recourse carveout guarantor under the Bellis Fair Mall Loan and which is indirectly owned by General Growth Properties, Inc.  See “Description of the Mortgage Pool—Bankruptcy Issues” in the Free Writing Prospectus and “Certain Legal Aspects of the Mortgage Loans—Bankruptcy Issues—Post-Petition Credit” and “—Single Purpose Entity Covenants and Substantive Consolidation” in the Free Writing Prospectus.

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $103,523 in respect of certain tax expenses.  On each due date, the borrower is required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve month period, unless, in the case of insurance premiums and absent an event of default under the Bellis Fair Mall Loan, the required insurance is being provided under a blanket policy and the borrower provides evidence that the premiums are paid in full and coverage limits are consistent with those required under the Bellis Fair Mall Loan.  The lender is not required to pay taxes for any parcel with respect to which a third party is responsible for direct payment. In addition, at origination, the borrower funded escrow reserves in the amount of (a) $156,855 in respect of certain immediate repairs at the Bellis Fair Mall Property and (b) $314,621 in respect of certain tenant allowances and other amounts due to certain tenants at the Bellis Fair Mall Property.

In addition, on each due date during the continuance of a Bellis Fair Mall Trigger Period or event of default under the Bellis Fair Mall Loan that is not a Bellis Fair Mall Cash Trap Event of Default, the borrower is required to fund (a) a tenant improvements and leasing commissions reserve in an amount equal to the lesser of (i) $44,650 and (ii) the amount that would cause the total amount contained in the reserve to equal $535,801 and (b) a capital expenditure reserve account in an amount equal to the lesser of (i) $11,163 and (ii) the amount that would cause the total amount contained in the reserve to equal $133,950.  Further, during the occurrence of a Bellis Fair Mall Trigger Period or event of default under the Bellis Fair Mall Loan, the borrower is required to deposit any termination fee it receives in connection with the termination of a lease into the tenant improvements and leasing commissions reserve.

Furthermore, during the continuance of an Bellis Fair Mall Trigger Period or event of default under the Bellis Fair Mall Loan, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service (including any mezzanine debt service) and budgeted operating expenses and the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BELLIS FAIR MALL

funding of required monthly escrows for real estate taxes, insurance, capital expenditures and tenant improvements and leasing commissions, be reserved and held as additional collateral for the Bellis Fair Mall Loan.

A “Bellis Fair Mall Trigger Period” means (a) any period commencing as of the end of any fiscal quarter in which the debt service coverage ratio (as calculated under the loan agreement) for the twelve-month period immediately preceding such fiscal quarter is less than 1.15x and terminating as of the end of any two consecutive fiscal quarters in which the debt service coverage ratio for the twelve-month period immediately preceding each such fiscal quarter is equal to or greater than 1.15x, (b) any period commencing when the borrower fails to deliver certain financial reports to the lender as required under the loan agreement and terminating when such reports are so delivered and (c) any period during the occurrence of any event of default under the mezzanine loan documents relating to a permitted mezzanine loan (described below).

A “Bellis Fair Mall Cash Trap Event of Default” means any event of default that relates to or arises from (i) the failure of borrower to pay interest, principal or other amounts due (such as insurance or taxes), (ii) the failure of borrower to fund reserves as required, (iii) the occurrence of a “change of control” or prohibited transfer of any material portion of the Bellis Fair Mall Property, (iv) the occurrence of a bankruptcy or similar event involving borrower or its sole member or (v) the occurrence of certain pledges of, or certain transfers of, interests in borrower.

■
Lockbox and Cash Management.  The Bellis Fair Mall Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender controlled cash management account or a lockbox account.  The loan documents also require that all cash revenues relating to the Bellis Fair Mall Property and all other money received by the borrower or the property manager (other than certain “de minimis income” other than rents (not to exceed $50,000 per annum), income derived from sponsorship and advertising programs and tenant security deposits required to be held in escrow accounts) be deposited into the cash management account or lockbox account within three business days after receipt.  All amounts in any lockbox account are swept to the lender-controlled cash management account on a daily basis (although “de minimis” income and income derived from sponsorship and advertising programs may either be swept into the lockbox account on a less frequent basis or retained to fund petty cash or other de minimis expenses).  On each business day that neither an event of default under the Bellis Fair Mall Loan nor a Bellis Fair Mall Trigger Period is continuing, all funds in the cash management account in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to an operating account designated and accessible by the borrower and pledged to the lender.  During the continuance of an event of default under the Bellis Fair Mall Loan, the lender may apply any funds in the cash management account to amounts payable under the Bellis Fair Mall Loan and/or toward the payment of expenses of the Bellis Fair Mall Property, in such order of priority as the lender may determine.

■
Property Management.  The Bellis Fair Mall Property is currently self-managed.  Under the loan documents, the Bellis Fair Mall Property may not be managed by any other party, other than (i) the borrower, (ii) General Growth Management, Inc. (and its successors), (iii) any affiliate of General Growth Properties, Inc. (and its successors), (iv) any nationally recognized property management company with a national presence that has experience managing regional shopping centers, meeting certain other criteria and with respect to which a Rating Agency Confirmation has been received or (v) any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrower to replace the property manager during the continuance of an event of default under the Bellis Fair Mall Loan, or a material default by the property manager under the management agreement after the expiration of any applicable cure period or upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager (however, in the case of a material default by the property manager under the management agreement or upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager, the new property manager may be selected by the borrower).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BELLIS FAIR MALL

■
Release of Collateral.  The borrower may obtain the release of certain vacant, non-income producing parcels or outlots or acquired expansion parcels described below in connection with the conveyance of such parcels to one or more third parties, without the payment of a release price, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default continuing under the Bellis Fair Mall Loan, (ii) after giving effect to the release, the fair market value of the Bellis Fair Mall Property is equal to or greater than 80% of the outstanding balance of the Bellis Fair Mall Loan (or the borrower has defeased such portion of the Bellis Fair Mall Loan as is required to obtain such ratio) and (iii) Rating Agency Confirmation. The borrower may also substitute certain vacant, non-income producing parcels of land for newly acquired parcels of land readily accessible from the Bellis Fair Mall Property, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default continuing under the Bellis Fair Mall Loan and (ii) after giving effect to the release, the fair market value of the Bellis Fair Mall Property is equal to or greater than 80% of the outstanding balance of the Bellis Fair Mall Loan (or the borrower has defeased such portion of the Bellis Fair Mall Loan as is required to obtain such ratio). In addition to the foregoing, the borrower may acquire certain parcels of land to be added to the Bellis Fair Mall Property, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default continuing under the Bellis Fair Mall Loan, (ii) delivery of an endorsement to the title policy, or a new title policy, and (iii) delivery of substitute loan documentation and environmental reports.

■
Mezzanine or Subordinate Indebtedness.  There is currently no mezzanine or subordinate indebtedness related to the Bellis Fair Mall Property.  The Bellis Fair Mall Loan documents permit mezzanine financing from an entity that meets certain eligibility criteria set forth in the Bellis Fair Mall Loan documents or an entity approved by the lender to the holder or holders of all of the direct and indirect ownership interests in the borrower, provided that the mezzanine lender enters into an intercreditor agreement with the lender and that the approved mezzanine loan: (i) will be in an amount that when added to the Bellis Fair Mall Loan, will result in an aggregate loan-to-value ratio of the Bellis Fair Mall Property of no greater than 70% and (ii) will result in the Bellis Fair Mall Property having an aggregate debt service coverage ratio (immediately after giving effect to such mezzanine financing) of not less than 1.62x.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for Certified and Non-Certified acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Bellis Fair Mall Property, plus twelve months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Bellis Fair Mall Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  The terrorism insurance is required to contain a deductible that is approved by the lender, is no larger than is customary for similar policies covering similar properties in the geographic market in which the Bellis Fair Mall Property is located and is no larger than $100,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Bellis Fair Mall Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

IRG PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IRG PORTFOLIO

MAP © 2012 CARTIFACT, INC.
CANADA
Lake Superior
Lake Michigan
Lake Huron
Montreal
Toronto
Minneapolis
Milwaukee
Chicago
Indianapolis
Columbus
St Louis
Boston
New York
Philadelphia
Washington D.C.
Nashville
Raleigh
Charlotte
Atlanta
Oklahoma City
Dallas
Houston
San Antonio
Jacksonville
Tampa
Miami
ATLANTIC OCEAN
GULF OF MEXICO
ND
MN
SD
NE
KS
IA
WI
MI
IL
IN
OH
MO
KY
WV
VA
PA
NY
VT
NH
ME
MA
NJ
MD
DE
NC
SC
TN
AR
OK
TX
LA
MS
AL
GA
FL
11 INVER GROVE HEIGHTS
10 RED WING
9 WHEATFIELD
17 DETROIT
5
6
14 MENTOR
13 MOGADORE
2 CANTON
16 MANSFIELD
1 CHAMBERSBURG
15 POUGHKEEPSIE
3 WINDSOR
8 SOUTHINGTON
7 KANSAS CITY
18 TULSA
4 SMITHFIELD
12 FAYETTEVILLE

IRG PORTFOLIO

1	Letterkenny Business Park	980 Superior Avenue	Chambersburg, PA
2	SL Canton	515 11th Street Southeast	Canton, OH
3	Windsor Business Park	123 Day Hill Road	Windsor, CT
4	Smithfield Business Park	1315 Industrial Park Drive	Smithfield, NC
5	Fort Street Business Park	6307 West Fort Street	Detroit, MI
6	Cabot Street	4815 Cabot Street	Detroit, MI
7	Kansas City/Fairfax	1601 Fairfax Trafficway	Kansas City, KS
8	Southington Business Park	75 Aircraft Road	Southington, CT
9	Wheatfield Business Park	2221 Niagara Falls Boulevard	Wheatfield, NY
10	Red Wing Industrial	4097 Pepin Avenue	Red Wing, MN
11	IGH Distribution	3747 117th Street East	Inver Grove Heights, MN
12	Fayetteville Business Park	3036 Gillespie Street	Fayetteville, NC
13	SL Mogadore	3175 Gilchrist Road	Mogadore, OH
14	Mentor Business Park II	7800 Tyler Boulevard	Mentor, OH
15	Poughkeepsie Business Park	900 Dutchess Turnpike	Poughkeepsie, NY
16	Tappan Drive-Mansfield	222 Tappan Drive	Ontario, OH
17	Lynch Road Business Park	6333 Lynch Road	Detroit, MI
18	SL Tulsa	1240 North Harvard Avenue	Tulsa, OK

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IRG PORTFOLIO

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	18		Loan Seller		JLC
Location (City/State)	Various		Cut-off Date Principal Balance		$87,695,945
Property Type	Industrial		Cut-off Date Principal Balance per SF		$9.60
Size (SF)	9,138,720		Percentage of Initial Pool Balance		5.4%
Total Occupancy as of March – April 2012	72.6%		Number of Related Mortgage Loans		None
Owned Occupancy as of March – April 2012	72.6%		Type of Security		Both Fee/Leasehold
Year Built / Latest Renovation	Various		Mortgage Rate		5.3300%
Appraised Value	$140,960,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		298
Underwritten Revenues	$25,123,649
Underwritten Expenses	$12,806,426		Escrows
Underwritten Net Operating Income (NOI)	$12,317,223			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$9,033,964		Taxes	$1,546,396	$230,203
Cut-off Date LTV Ratio	62.2%		Insurance	$40,000	$40,000
Maturity Date LTV Ratio(1)	44.3%		Replacement Reserves	$0	$159,928
DSCR Based on Underwritten NOI / NCF	1.93x / 1.41x		TI/LC	$1,000,000	$112,087
Debt Yield Based on Underwritten NOI / NCF	14.0% / 10.3%		Other(2)	$2,411,112	$1,702

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$87,825,000	100.0%	Loan Payoff	$77,577,292	88.3%
			Reserves	4,997,507	5.7
			Closing Costs	4,750,468	5.4
			Principal Equity Distribution	499,733	0.6

Total Sources	$87,825,000	100.0%	Total Uses	$87,825,000	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the appraised value of $149,500,000 which includes “as stabilized” values for the following IRG Portfolio Properties: Wheatfield Business Park, IGH Distribution, Mentor Business Park II and Poughkeepsie Business Park. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value for the IRG Portfolio Properties, is 47.0%. See “—Appraisal” below.

(2)
Other reserves include the acquisition price of the fee simple interests on three buildings at Letterkenny Business Park, ongoing and upfront ground rent reserves for Kansas City/Fairfax and immediate and short-term repair reserves. See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “IRG Portfolio Loan”) is evidenced by a note in the original principal amount of $87,825,000 and is secured by first mortgages encumbering a portfolio of industrial / warehouse properties located in Connecticut, Kansas, Michigan, Minnesota, New York, North Carolina, Ohio, Oklahoma and Pennsylvania (collectively, the “IRG Portfolio Properties”).  The IRG Portfolio Loan was originated by Jefferies LoanCore LLC on May 1, 2012 and represents approximately 5.4% of the Initial Pool Balance.  The IRG Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $87,695,945 and an interest rate of 5.3300% per annum.  The proceeds were used to refinance existing debt on the IRG Portfolio Properties.

The IRG Portfolio Loan had an initial term of 120 months and has a remaining term of 119 months.  The IRG Portfolio Loan requires payments of principal and interest based on a 298 month amortization schedule until maturity.  The scheduled maturity date is the due date in May 2022.  Voluntary prepayment of the IRG Portfolio Loan is prohibited prior to February 6, 2022.  Defeasance (in whole or in part in connection with a release of an IRG Portfolio Property) with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after July 6, 2014.

■
The Mortgaged Properties.  The IRG Portfolio Properties consist of 18 industrial assets, located across nine states with 119 distinct leases.  The collateral securing the IRG Portfolio Loan totals 9,138,720 SF and includes tenants such as the US Army Corps of Engineers, Detroit Diesel Corporation, The Timken Company, Owens Corning, Waste Management of Michigan and Progressive Casualty Insurance.  As of March – April 2012, total occupancy and owned occupancy were both 72.6%.  Two of the IRG Portfolio Properties are subject to unsubordinated ground leases.

The applicable borrower holds a leasehold interest in the IRG Portfolio Property identified as Kansas City/Fairfax, the ground lessor is the Unified Government of Wyandotten/Kansas City, and the lease expires on December 2, 2015.  The ground lease contains a twenty-three (23) year extension option, which may (pursuant to the terms of

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IRG PORTFOLIO

a recognition agreement entered into in connection with closing) be exercised by the lender on behalf of the borrowers.  The borrowers are also negotiating an additional extension of the term with the ground lessor, which extension is required to have a term that extends until at least December 31, 2042.  While the additional extension is expected to be delivered shortly, as it was not completed by the origination date, the IRG Portfolio Loan is structured with an additional cash collateral reserve, for which annual deposits of $277,778 are to be made until such time as the borrower delivers the fully executed ground lease extension.  In the event that the additional extension is not delivered during the term of the IRG Portfolio Loan, the foregoing deposits to the cash collateral reserve is required to equal $2,500,000 and such funds may be used to repay the IRG Portfolio Loan at maturity.

The IRG Portfolio Property identified as Letterkenny Business Park is comprised of 12 separate buildings, 9 of which are owned in fee and 3 of which are held pursuant to a leasehold.  All 12 buildings were originally owned by the United States Army and leased to the Letterkenny Industrial Development Agency (“LIDA”).  Pursuant to a Memorandum of Understanding between the United States Army and LIDA, the United States Army agreed to transfer its interest in the Letterkenny buildings to LIDA upon the United States Army’s issuance of a “Finding of Suitability to Transfer” (a “FOST”).   In 1999, the borrowers entered into a purchase and sale agreement with LIDA to acquire all 12 of the Letterkenny buildings as soon as the FOST was issued.   The agreement between LIDA and the applicable IRG Portfolio borrower provided that the buildings would be initially subleased to the applicable borrower and as soon as a FOST was issued with respect to any building, LIDA would transfer its rights to the fee interest in such building to such borrower.  As of the date hereof, a FOST has been delivered with respect to nine of the 12 Letterkenny buildings and the applicable borrower has acquired the fee interests in such buildings, while awaiting the FOST to complete the acquisition of the fee simple interests in the remaining three leasehold buildings.  The total acquisition price for the underlying fee interests for the remaining leasehold buildings, as set forth in the purchase and sale agreement, is $300,000.   The IRG Portfolio Loan required the escrow of $300,000 at closing to ensure that funds are available to complete the acquisitions of the fee interests upon receipt of the FOST.  Upon such acquisition, the mortgage on the Letterkenny property will automatically spread to encumber the fee interests in those buildings.  Until such time as fee title is acquired, the borrowers will continue to have a leasehold interest in the remaining 3 buildings pursuant to the Letterkenny lease which expires on February 1, 2024 and contains an annual rent obligation of $1.00 per year.  An estoppel certificate acceptable to the lender was obtained from LIDA prior to origination.

The following table presents certain information relating to the IRG Portfolio Properties:

Property Name	City	State	Allocated Cut-off Date Loan Amount	Total GLA	Occupancy(1)	Year Built	Year Renovated	UW NCF	UW NCF per SF
Letterkenny Business Park	Chambersburg	PA	$13,979,428	1,100,650	100.0%	1945	NAP	$2,019,934	$1.84
SL Canton	Canton	OH	11,817,609	675,000	100.0%	1970	NAP	1,329,686	1.97
Windsor Business Park	Windsor	CT	9,191,474	328,700	92.8%	1972	NAP	1,053,141	3.20
Smithfield Business Park	Smithfield	NC	6,565,338	746,064	64.7%	1966	1972	700,967	0.94
Fort Street Business Park	Detroit	MI	4,596,236	649,656	97.7%	1965	NAP	381,850	0.59
Cabot Street	Detroit	MI	4,217,793	628,159	68.6%	1916	NAP	400,339	0.64
Kansas City/Fairfax	Kansas City	KS	4,071,009	461,000	63.6%	1939-1998	NAP	423,695	0.92
Southington Business Park	Southington	CT	3,994,122	600,000	31.3%	1942, 1976	1986	62,502	0.10
Wheatfield Business Park	Wheatfield	NY	3,900,260	839,983	59.4%	1940	1960	268,724	0.32
Red Wing Industrial	Red Wing	MN	3,545,782	225,713	100.0%	1979	NAP	429,753	1.90
IGH Distribution	Inver Grove Heights	MN	3,348,073	382,362	71.8%	1965, 1976	NAP	420,231	1.10
Fayetteville Business Park	Fayetteville	NC	3,283,168	396,727	42.3%	1969	1975	306,957	0.77
SL Mogadore	Mogadore	OH	3,283,168	355,462	75.4%	1964	1971	425,788	1.20
Mentor Business Park II	Mentor	OH	3,118,411	735,940	45.1%	1970	NAP	81,972	0.11
Poughkeepsie Business Park	Poughkeepsie	NY	2,795,886	381,718	45.4%	1964, 1985	NAP	18,968	0.05
Tappan Drive-Mansfield	Ontario	OH	2,626,135	292,826	100.0%	1970	NAP	301,013	1.03
Lynch Road Business Park	Detroit	MI	1,970,101	186,242	84.6%	1999	NAP	254,842	1.37
SL Tulsa	Tulsa	OK	1,391,952	152,518	87.4%	1950-1970	NAP	153,601	1.01
Total / Wtd. Avg. Portfolio			$87,695,945	9,138,720	72.6%			$9,033,963	$0.99

(1)	Occupancy as of March – April 2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IRG PORTFOLIO

The following table presents certain information relating to the major tenants at the IRG Portfolio Properties:

Ten Largest Owned Tenants Based On Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
US Army Corps of Engineers	NR / NR / NR	1,100,650	12.0%	$3,379,889	16.5%	$3.07	11/16/2012-9/30/2016 & MTM	Various
Permasteel Cladding	NR / NR / NR	295,597	3.2	1,921,368	9.4	6.50	6/30/2016	NA
Detroit Diesel Corporation	NR / NR / NR	575,000	6.3	1,552,500	7.6	2.70	8/31/2013	NA
Progressive Distrib.	NR / NR / NR	634,649	6.9	1,396,910	6.8	2.20	9/30/2012 & MTM	3, 1-year options
Metro International Trade	NR / NR / NR	421,794	4.6	1,109,185	5.4	2.63	9/21/2012 & 3/21/2013	1, 1-year option
ASC Signal	NR / NR / NR	303,564	3.3	787,632	3.8	2.59	10/31/2017	1, 5-year option
The Timken Company	NR / NR / NR	100,000	1.1	700,000	3.4	7.00	1/31/2014	NA
Yarde Metals	NR / NR / NR	188,000	2.1	663,536	3.2	3.53	MTM	1, 1-year option
Janorpot	NR / NR / NR	246,315	2.7	603,472	2.9	2.45	8/31/2016	1, 5-year option
MWD Logistics	NR / NR / NR	292,826	3.2	512,738	2.5	1.75	8/31/2019	NA
Ten Largest Tenants		4,158,395	45.5%	$12,627,230	61.6%	$3.04
Remaining Owned Tenants		2,475,449	27.1	7,885,772	38.4	3.19
Vacant		2,504,876	27.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		9,138,720	100.0%	$20,513,002	100.0%	$3.09

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Certain ratings are those of the parent company regardless of whether the parent guarantees the lease.
(3)	Excludes vacancy.

The following table presents certain information relating to the lease rollover schedule at the IRG Portfolio Properties:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	797,806	8.7%	8.7%	$2,395,478	11.7%	$3.00	25
2012	1,309,956	14.3	23.1%	3,958,360	19.3	3.02	21
2013	1,460,034	16.0	39.0%	4,000,228	19.5	2.74	20
2014	802,327	8.8	47.8%	2,999,617	14.6	3.74	22
2015	443,798	4.9	52.7%	1,172,847	5.7	2.64	10
2016	845,745	9.3	61.9%	3,756,428	18.3	4.44	14
2017	547,436	6.0	67.9%	1,414,333	6.9	2.58	3
2018	34,663	0.4	68.3%	78,684	0.4	2.27	1
2019	292,826	3.2	71.5%	512,738	2.5	1.75	1
2020	0	0.0	71.5%	0	0.0	0.00	0
2021	0	0.0	71.5%	0	0.0	0.00	0
2022	89,800	1.0	72.5%	224,289	1.1	2.50	1
2023 & Thereafter	9,453	0.1	72.6%	0	0.0	0.00	1
Vacant	2,504,876	27.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	9,138,720	100.0%		$20,513,002	100.0%	$3.09	119

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IRG PORTFOLIO

■	Operating History and Underwritten Net Cash Flow. The following table presents the historical performance and Underwritten Net Cash Flow for the IRG Portfolio Properties.

Cash Flow Analysis(1)
	2009	2010	TTM 2/29/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$18,855,243	$19,015,461	$20,686,677	$20,513,002	$2.24
Gross Up Vacancy	0	0	0	(242,420)	0.03
Total Rent	$18,855,243	$19,015,461	$20,686,677	$20,270,581	$2.22
Total Reimbursables	5,337,257	5,164,817	5,379,247	5,394,792	0.59
Other Income	298,974	274,814	358,146	342,712	0.04
Less Vacancy & Credit Loss	0	0	0	(884,436)	(0.10)
Effective Gross Income	$24,491,473	$24,455,092	$26,424,070	$25,123,649	$2.75

Total Operating Expenses	$13,319,254	$13,208,552	$12,755,195	$12,806,426	$1.40
Net Operating Income	$11,172,219	$11,246,540	$13,668,875	$12,317,223	$1.35
TI/LC	0	0	0	1,364,130	0.15
Capital Expenditures	0	0	0	1,919,131	0.21
Net Cash Flow	$11,172,219	$11,246,540	$13,668,875	$9,033,964	$0.99

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten base rent based on contractual rents as of March and April 2012 depending on the property, rent steps through 12/1/2012, and a mark-to-market deduction for one tenant.

■	Appraisal. According to the appraisals, the IRG Portfolio Properties had an “as-is” appraised value of $140,960,000 as of an effective date ranging from March 14, 2012 to April 2, 2012.

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Environmental Matters.  According to the Phase I reports, dated March 23, 2012 and April 7, 2012, four of the IRG Portfolio Properties have Recognized Environmental Conditions (“REC”).  With respect to the IRG Portfolio Property located in Wheatfield, New York, there is historic groundwater and soil contamination from chlorinated organic chemicals caused by previous historic operations at the site which, the former owner, Textron, Inc. (NYSE:TXT) is remediating by both on-site and off-site groundwater extraction systems which have been in operation since 1995 and 1993, respectively.  Textron is financially and operationally responsible for remediating all environmental issues associated with their activities prior to the site purchase by the borrower’s affiliate in 1997.  The plume has been contained by the groundwater remediation system and is being properly controlled and reduced.  Textron has been issued a permit by the New York State Department of Environmental Conservation to operate a hazardous waste management unit at the Wheatfield, New York property which stipulates Textron’s obligations for environmental remediation and restoration.  There are no off-site locations (soil, groundwater, or indoor air extrusion) that are negatively affected by the contamination at the Wheatfield, New York property.  With respect to the IRG Portfolio Property located in Smithfield, North Carolina, an isolated plume of volatile organic contamination attributable to historic operating practices at the site affected groundwater at the site is unresolved and considered a REC.  Accordingly, the lender received an environmental insurance policy with a maximum policy limit of the lesser of the costs of full remediation or the Smithfield property’s allocated loan amount that may be drawn upon in the event of a borrower default on the IRG Portfolio Loan and a claim against the environmental policy. With respect to Letterkenny Business Park, the IRG Portfolio Property located in Chambersburg, Pennsylvania, which is formerly owned by the U.S. Army, the U.S. Army caused groundwater contamination which is a REC as stated in the Phase I assessment.  The U.S. Army, bears all responsibility and liability for the groundwater contamination at Letterkenny Business Park.  There are wells at Letterkenny Business Park that are used for remediation and groundwater monitoring.  With respect to the IRG Portfolio Property located on Cabot Street in Detroit, Michigan, there is a REC due to possible soil and groundwater contamination that might exist in relation to a liquids recycling business located near the western end of Cabot Street’s Building Two where the Phase I report stated an observation of bad housekeeping associated with totes and barrels of oily liquids that were present on the floor slab in this area.  The Phase I recommended a thorough cleaning of this area where the stains and oily liquid puddles were observed followed by an observation by an environmental professional who could assess the floor conditions.  In addition, the Phase

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IRG PORTFOLIO

I reports recommended adhering to operations and maintenance plans at 14 of the IRG Portfolio Properties. See “Risk Factors—Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses” in the Free Writing Prospectus.

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The Borrowers.  The borrowers are Cabot Business Park II, LLC, Fayetteville Business Park II, LLC, Fort Street Business Park II, LLC, Inver Grove Business Park, LLC, IRG Fairfax, LLC,  Lynch Road Business Park, LLC, Mentor Business Park II, LLC, Poughkeepsie Business Park II, LLC, Red Wing Industrial, LLC, Canton Business Park II, LLC, Mogadore Business Park II, LLC, Tulsa Business Park II, LLC, Smithfield Business Park II, LLC, Southington Business Park II, LLC, Tappan Drive, LLC, Wheatfield Business Park II, LLC, Windsor Business Park II, LLC and Letterkenny Business Park II, LP, each a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the IRG Portfolio Loan.  The borrowers of the IRG Portfolio Loan are indirectly owned, in part, by Stuart Lichter, who is also the non-recourse carveout guarantor under the IRG Portfolio Loan.  Stuart Lichter’s liability under the guaranty is capped at (i) the full loan amount in the event of voluntary bankruptcy, voluntary substantive consolidation, involuntary bankruptcy in which the Borrower colludes or consents, misappropriation of casualty/condemnation proceeds, and misappropriation of rents, (ii) $20,000,000 in the event of fraud, willful  misconduct, forfeiture due to criminal activity, unpermitted transfers, willful SPE breaches and exercise of any bad faith defense and (iii) $2,000,000 in the event of intentional physical waste, failure to pay property taxes, and breach of any representation, warranty or covenant, including those covering environmental matters.

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Escrows.  At origination, the borrowers funded escrow reserves in the amount of (i) $1,546,396 in respect of certain tax expenses, (ii) $40,000 in respect of certain insurance premiums, (iii) $2,109,410 in respect of certain immediate and short term repair obligations, (iv) $1,702 in respect of ground rent obligations, (v) $1,000,000 in respect of a leasing reserve, and (vi) $300,000 in respect of certain acquisition costs relating to the acquisition by borrowers of the fee interest in the portion of the property located in Letterkenny, Pennsylvania that is, as of the date of closing, held pursuant to a ground lease.  On an ongoing basis, on each due date the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, (ii) a capital expenditure reserve in the initial monthly amount of $159,928 (capped at $1,450,000 and subject to per square foot adjustments based on releases and/or substitutions of properties), (iii) a tenant improvement and leasing commission reserve in the initial monthly amount of $112,087 (capped at $1,000,000 and subject to per square foot adjustments based on releases and/or substitutions of properties), (iv) a ground rent reserve in an amount necessary to pay any installment of ground rent at least 30 days before such installment is due and (v) (as more particularly described below with respect to an IRG Portfolio Special Leasing Reserve Period) if the IRG Portfolio Properties are failing to achieve a debt yield (as calculated pursuant to the loan documents) of at least 11% and certain key leases are terminated or are in default or if the tenant under such leases files for bankruptcy or ceases operating its business at the property, an accelerated leasing reserve in the monthly amount of $1.00 per square foot of space of the key lease that is the cause of such accelerated leasing reserve (capped at an amount that equals $10 per square foot of space leased under such key lease).  In addition, on each anniversary of the first due date under the loan documents, borrowers are required to pay to the lender an annual amount of $277,778 as cash collateral for the IRG Portfolio Loan until such time as borrowers deliver to the lender an acceptable amendment to the ground lease in Kansas City, Kansas extending the term of such ground lease to December 31, 2042, at which point, funds then on reserve in such escrow that are allocable to this cash collateral reserve are required to be released to the borrowers.

Furthermore, during the continuance of a IRG Portfolio Trigger Period, the loan documents require that all excess amounts on deposit in the cash management account, after the payment of debt service and the funding of required monthly escrows for budgeted operating expenses, real estate taxes, insurance, tenant improvements, leasing commissions, capital expenditures and other required reserves, be reserved and held as additional collateral for the IRG Portfolio Loan.  Upon termination of an IRG Portfolio Trigger Period, provided no event of default is then continuing and an Approved Mezzanine Loan (as described below) is not then outstanding, any unused amounts deposited in the cash collateral reserve during the subject IRG Portfolio Trigger Period are

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IRG PORTFOLIO

required to be remitted to the borrowers.   In addition, the borrowers are required to establish a reserve account for the deposit of any casualty or condemnation loss proceeds.

A “IRG Portfolio Trigger Period” means any period commencing upon notice from lender to borrowers that: (i) a default has occurred under the IRG Portfolio Loan documents, and ending when such default has been cured and no other default has occurred and is continuing; or (ii) as of the last day of any fiscal quarter, the debt yield (as calculated pursuant to the loan documents) is less than 9.8%, and ending upon the lender’s determination that the IRG Portfolio Properties have achieved a debt yield of at least 9.8% with respect to the IRG Portfolio Loan for two consecutive fiscal quarters subsequent to the commencement of the subject IRG Portfolio Trigger Period.

Additionally, during the continuance of a IRG Portfolio Special Leasing Reserve Period, the loan documents require that the borrowers pay the lender an amount equal to the monthly payment amount (described in Schedule 9 of the IRG Portfolio Loan Agreement) and any lease termination payments from any IRG Portfolio Major Tenant.

A “IRG Portfolio Major Tenant” refers to each of the tenants under (i) the Letterkenny Army leases, (ii) the Manfield lease, (iii) the Yarde lease; (iv) the Progressive Distribution lease, (v) the Metro International Trade lease and (vi) the Detroit Diesel lease.

A “IRG Portfolio Special Leasing Reserve Period” means any period commencing (x) upon notice from lender to borrowers that the debt yield with respect to the IRG Portfolio Loan is less than 11.0%; and (y) when any of the following has occurred: (i) borrower receives written notice that any of the IRG Portfolio Major Tenant leases (other than the Letterkenny Army leases) will be surrendered, cancelled or terminated; (ii) the borrower receives written notice that 25% or more of the space demised the under the Letterkenny Army leases (in the aggregate) (which is 275,162 SF as of the date hereof) is surrendered, cancelled or terminated; (iii) any IRG Portfolio Major Tenant shall discontinue its business at its premises (i.e., “goes dark”) or gives notice that it intends to discontinue its business; (iv) the occurrence and continuance (beyond any applicable notice and cure periods) of a monetary default or material non-monetary default under any lease by the applicable IRG Portfolio Major Tenant thereunder; or (v) the occurrence of a IRG Portfolio Major Tenant insolvency proceeding.

■
Release of Collateral.  The IRG Portfolio Loan permits the release of any one or more of the IRG Portfolio Properties on or after July 6, 2014, subject to the satisfaction of certain conditions, including: (i) the delivery of defeasance collateral in an amount equal to (a) 110% of the allocated loan amount for the property being released (less any applicable portions of any prior prepayment on account of a casualty or condemnation of the property being released), if the outstanding undefeased portion of the IRG Portfolio Loan (after giving effect to such release) is equal to or greater than $73,000,000 or (b) 115% of the allocated loan amount for the property being released (less any applicable portions of any prior prepayment on account of a casualty or condemnation of the property being released), if the outstanding undefeased portion of the IRG Portfolio Loan (after giving effect to such release) is less than $73,000,000 but greater than $57,000,000 or (c) 120% of the allocated loan amount for the property being released (less any applicable portions of any prior prepayment on account of a casualty or condemnation of the property being released), if the outstanding undefeased portion of the IRG Portfolio Loan (after giving effect to such release) is $57,000,000 or less; (ii) no event of default then exists; (iii) with respect to any release and defeasance resulting in a remaining undefeased loan balance (after giving effect to such release and defeasance) of more than $65,000,000, the debt yield (calculated in accordance with the loan documents) for all of the remaining IRG Portfolio Properties is greater than or equal to 10.1%, (v) with respect to any release and defeasance resulting in a remaining undefeased loan balance (after giving effect to such release and defeasance) of $65,000,000 or less, the debt yield (calculated in accordance with the loan documents) for all of the remaining IRG Portfolio Properties is greater than or equal to the greater of (x) the debt yield immediately preceding such release and (y) 10.1%; and (vi) the satisfaction of certain other standard conditions as specified in the IRG Portfolio Loan documents.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IRG PORTFOLIO

■
Release of Non-Income Producing Parcels:  The IRG Portfolio Loan permits the release of any one or more specified immaterial non-income producing portions of the IRG Portfolio Properties on or after July 6, 2014, subject to the satisfaction of certain conditions, including, without limitation, (i) subdivision of the non-income producing parcel into a separate legally subdivided parcel and a separate tax lot from the remaining IRG Portfolio Properties, (ii) no event of default shall then exist, (iii) the debt yield for the remaining IRG Portfolio Properties (as calculated under the IRG Portfolio Loan documents) is  at least 10.1% immediately before and immediately after the subject release, (iv) the lender has received Rating Agency Confirmation, (v) the delivery to lender of funds in an amount equal to either (a) 100% of the net sales proceeds of such non-income producing parcel if sold to a third party that is not an affiliate of the borrower or (b) the fair market value of the non-income producing parcel if such non-income producing parcel is transferred to an affiliate of the borrowers, provided, however, the borrower is not required to deliver such funds to lender if the fair market value of the remaining portion of the applicable IRG Portfolio Property is equal to at least 125% of the fair market value of such IRG Portfolio Property as of the date of closing and (vi) the satisfaction of certain other standard conditions as specified in the IRG Portfolio Loan documents.  Any funds delivered to lender in connection with the release of a non-income producing parcel is required to be held by lender in a cash collateral reserve for use by the borrowers for operating expenses, leasing expenses, and capital expenditures at the IRG Portfolio Properties.

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Substitution of Collateral.  The IRG Portfolio Loan permits the release and simultaneous substitution of any one or more of the IRG Portfolio Properties on any date, except during the twelve (12) month period preceding the maturity date, subject to the satisfaction of certain conditions set forth in the IRG Portfolio Loan documents, including that (i) the borrowers have paid to the lender (A) a fee equal 0.50% of the allocated loan amount for the IRG Portfolio Property(ies) being released and (B) all costs and expenses incurred by the lender; (ii) the allocated loan amounts for all IRG Portfolio Properties theretofore released (after taking into account the subject substitution) may not exceed 20% of the original principal balance of the IRG Portfolio Loan, (iii) the lender has received an appraisal, which is not more than 60 days old, of the substitute property(ies) indicating an aggregate fair market value of the substitute property(ies) that is equal to or greater than the greater of (x) fair market value of the released IRG Portfolio Property(ies) at the time of origination of the IRG Portfolio Loan and (y) the fair market value of the released IRG Portfolio Property(ies) at the time of such substitution; provided that the borrower need not obtain an appraisal of the IRG Portfolio Property being released if the proposed substitute property has a fair market value equal to at least 115% of the fair market value of the IRG Portfolio Property being released as of the date of origination, (iv) after giving effect to the applicable release(s) and substitution(s), the DSCR (calculated as set forth in the loan documents) for all of the remaining IRG Portfolio Properties is not less than the greater of (a) the DSCR for all IRG Portfolio Properties immediately preceding such substitution and (b) 1.50x; (v) the lender has Rating Agency Confirmation, and (vi) no event of default is  then continuing.

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Lockbox and Cash Management.  The IRG Portfolio Loan requires a soft lockbox and, provided that an IRG Portfolio Trigger Period is not then continuing, permits the borrowers and property manager to collect rents and requires the borrowers and property manager to promptly deposit such rents to a lender controlled blocked account.  Upon the occurrence of a IRG Portfolio Trigger Period, the loan documents require the borrowers to direct the tenants to pay their rents directly to the blocked accounts.  The loan documents also require that all rents received by the borrowers or the property manager be deposited into a blocked account within one business day after receipt.  All amounts in any blocked account are swept to the lender-controlled cash management account on a daily basis.  On each business day that no event of default under the IRG Portfolio Loan is continuing and provided that a IRG Portfolio Trigger Period is not then continuing and an Approved Mezzanine Loan is not then outstanding, all funds in the cash management account in excess of the amounts required to pay debt service and fund required reserves on the next due date will be remitted to an operating account designated and accessible by the borrower and pledged to the lender.  During the continuance of an event of default under the IRG Portfolio Loan, the lender may apply any funds in the cash management account to amounts payable under the IRG Portfolio Loan and/or toward the payment of expenses of the IRG Portfolio Properties, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IRG PORTFOLIO

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Property Management.  The IRG Portfolio Properties are currently managed by Industrial Realty Group, LLC (an affiliate of borrowers) pursuant to a management agreement.  Certain IRG Portfolio Properties are also sub-managed pursuant to a management agreement with Quadrelle Realty Services and Ohio Realty Advisors, LLC.  Under the IRG Portfolio Loan documents, the IRG Portfolio Properties may not be managed by any other party, except by an affiliate of IRG Realty Group, LLC or a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrowers to replace the property manager if (i) there is a material default by the property manager under the management agreement, (ii) an event of default under the IRG Portfolio Loan has occurred and is continuing or (iii) the IRG Portfolio Properties fail to maintain a debt yield of at least 8% (as calculated pursuant to the loan documents).

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Mezzanine or Subordinate Indebtedness.  The borrowers are permitted to obtain an “Approved Mezzanine Loan”, which Approved Mezzanine Loan: (i) is required to be in an amount that when added to the IRG Portfolio Loan will result in a combined loan to “as is” appraised value (based on an acceptable appraisal) of the IRG Portfolio Properties of no more than 75%; (ii) will result in a minimum aggregate debt service coverage ratio of at least 1.20x; (iii) is on terms and conditions reasonably acceptable to the mortgage lender and evidenced by loan documents which have been approved by the mortgage lender, (iv) is secured only by a pledge of all or a portion of the direct and/or indirect ownership interests in the borrowers or any other collateral not mortgaged or pledged to the mortgage lender under the IRG Portfolio Loan, (v) creates no obligations or liabilities on the part of the borrowers and results in no liens on any portion of the IRG Portfolio Properties, (vi) has a term expiring on the maturity date of the IRG Portfolio Loan, (vii) is subject to an intercreditor agreement between the mortgage lender and the approved mezzanine lender substantially in the same form as the form of intercreditor agreement attached as Appendix VI to the US CMBS Legal and Structured Finance Criteria published by Standard & Poor’s (May 1, 2003), with such commercially reasonable negotiated changes as are acceptable to the mortgage lender, the approved mezzanine lender and, if applicable, the rating agencies, and (viii) if the Approved Mezzanine Loan is entered into after a secondary market transaction, will be conditioned upon the delivery by the mortgage borrowers of a Rating Agency Confirmation.  Monthly debt service on an Approved Mezzanine Loan will not be paid if the IRG Portfolio Trigger Period is in effect.

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Terrorism Insurance. The borrowers are required to obtain and maintain coverage in its property insurance policy (or by a separate policy) against loss or damage by terrorist acts, in an amount equal to 100% of the “Full Replacement Cost” of the IRG Portfolio Properties, 100% of the rental loss exposure, and to the full general liability and umbrella liability limits; provided that such coverage is available.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

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Environmental Insurance. With respect to the IRG Portfolio Property located in Smithfield, North Carolina, the Borrowers are required to maintain environmental insurance coverage, specifically a “Lender’s Real Estate Environmental Insurance Policy”, written in the name of the lender, which coverage shall remain in effect continuously without lapse, until a “No Further Action” letter is issued by the applicable municipality and approved by the lender.  Once a “No Further Action” letter is issued and approved by the lender, such environmental insurance coverage will no longer be required.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LEETSDALE INDUSTRIAL PARK

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LEETSDALE INDUSTRIAL PARK

Leetsdale Industrial Park
700, 800 Brickworks Drive, et al.
Leetsdale, PA 15056
Aliquippa
Harmony Township
Economy
Ambridge
Bell Acres
Franklin Park
South Heights
Leetsdale
McCandless Township
Edgeworth
Sewickley Heights
Sewickley Hills
Sewickley
Osborne
Haysville
Ohio River
Glenfield
Ben Avon Heights
Ross Township
Carnot-Moon
Coraopolis
West View
Emsworth
Ben Avon
Avalon
Bellevue
Pittsburgh International Airport
Kennedy Township
Stowe Township
McKees Rocks
Imperial-Enlow
Robinson Township
Pittsburgh
Thornburg
Ingram
Crafton
Pennsbury Village
Rosslyn Farms
Green Tree
Carnegie
Oakdale
Sturgeon-Noblestown
Heidelberg
Dormont
Scott Township
McDonald
Mount Lebanon
Castle Shannon
Bridgeville
Upper St. Clair
Penn Lincoln Pkwy
MAP © 2012 CARTIFACT, INC. LOS ANGELES, CA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LEETSDALE INDUSTRIAL PARK

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Leetsdale, Pennsylvania	Cut-off Date Principal Balance	$61,937,858
Property Type	Industrial	Cut-off Date Principal Balance per SF	$31.31
Size (SF)	1,978,268	Percentage of Initial Pool Balance	3.8%
Total Occupancy as of 4/19/2012	94.7%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/19/2012	94.7%	Type of Security	Fee Simple
Year Built / Latest Renovation	1930-2009 / Various	Mortgage Rate	5.2455%
Appraised Value	$87,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$11,142,271
Underwritten Expenses	$3,561,690	Escrows
Underwritten Net Operating Income (NOI)	$7,580,582	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,673,757	Taxes	$394,276	$98,569
Cut-off Date LTV Ratio	70.8%	Insurance	$337,758	$29,677
Maturity Date LTV Ratio(1)	57.1%	Replacement Reserves(2)	$0	$24,881
DSCR Based on Underwritten NOI / NCF	1.85x / 1.63x	TI/LC(3)	$0	$42,000
Debt Yield Based on Underwritten NOI / NCF	12.2% / 10.8%	Other(4)	$5,980,597	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$62,000,000	100.0%	Loan Payoff	$53,279,699	85.9%
Reserves	6,712,631	10.8
Closing Costs	1,286,901	2.1
Principal Equity Distribution	720,769	1.2
Total Sources	$62,000,000	100.0%	Total Uses	$62,000,000	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $90,000,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 58.7%. See “—Appraisal” below.

(2)	Replacement reserve capped at $500,000.
(3)
TI/LC escrow account will be capped at $500,000 during the first 36 due dates, to be replenished if the balance falls below $500,000. Thereafter, the TI/LC escrow account will be capped at $1,500,000, to be replenished if the balance falls below $1,500,000. On or after the seventh anniversary of the origination date the borrower may request the release of funds from the account in excess of $1,000,000 and the account will then be capped at $1,000,000 as long as the Owned Occupancy is equal to or exceeds 85.0%.

(4)
Other escrows include a specific leases reserve ($4,733,500) for the costs associated with lease renewals and vacant spaces, an unfunded obligations reserve ($1,152,717) relating to TI/LC costs associated with Impact Guard ($1,025,089), Bri-Chem ($31,639), Cory ($53,018) and Dynacorn ($42,971) and a deferred maintenance reserve ($94,380).

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The Mortgage Loan. The mortgage loan (the “Leetsdale Industrial Park Loan”) is evidenced by a note in the original principal amount of $62,000,000 and is secured by a first mortgage encumbering an industrial park located in Leetsdale, Pennsylvania (the “Leetsdale Industrial Park Property”).  The Leetsdale Industrial Park Loan was originated by Goldman Sachs Commercial Mortgage Capital, L.P., and was subsequently purchased by Goldman Sachs Mortgage Company.  The Leetsdale Industrial Park Loan was originated on April 20, 2012 and represents approximately 3.8% of the Initial Pool Balance.  The note evidencing the Leetsdale Industrial Park Loan has an outstanding principal balance as of the Cut-off Date of $61,937,858 and has an interest rate of 5.2455% per annum.  The proceeds of the Leetsdale Industrial Park Loan were used to refinance existing debt on the Leetsdale Industrial Park Property.

The Leetsdale Industrial Park Loan had an initial term of 120 months and has a remaining term of 119 months.  The Leetsdale Industrial Park Loan requires payments of interest and principal during the term of the Leetsdale Industrial Park Loan based on a 30-year amortization schedule.  The scheduled maturity date is the due date in May 2022.  Voluntary prepayment of the Leetsdale Industrial Park Loan is prohibited prior to February 6, 2022.  Defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization closing date.

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The Mortgaged Property. The Leetsdale Industrial Park Property is a 123.29-acre mixed use industrial park located in western Allegheny County in Leetsdale, Pennsylvania.  The Leetsdale Industrial Park Property fronts on Route 65, approximately 5 miles northwest of Interstate Highway 79 and 15 miles northwest of the Pittsburgh CBD.  The Leetsdale Industrial Park Property contains 1,978,268 SF, which borrower internally classifies as follows: “Class A Industrial / Distribution” (926,170 SF), “Heavy Industrial” (999,009 SF), and “Office” (53,089 SF) space.  The borrower classified “Heavy Industrial” improvements were built from the 1930’s through the 1960’s and were a part of the old Bethlehem Steel Mill site.  All of the Heavy Industrial space has been upgraded in recent years and is now occupied by tenants whose primary use includes warehouse, distribution, and light

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LEETSDALE INDUSTRIAL PARK

industrial.  926,170 SF of Class A Industrial / Distribution space was constructed and leased over a period from 1999 to 2009.  Major tenants include Almatis, Inc (187,056 SF), Clearwater International LLC (155,721 SF), and Shell Lubricants (129,162 SF).  As of April 19, 2012, the Total Occupancy and Owned Occupancy were both 94.7%.

The following table presents certain information relating to the tenants at the Leetsdale Industrial Park Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Almatis, Inc.	NR / NR / NR	187,056	9.5%	$787,379	8.8%	$4.21	5/31/2014	2, 5 year options & 1, 4 year option
Clearwater International LLC	NR / Baa2 / BBB	155,721	7.9	727,813	8.2	4.67	(2)	2, 5 year options
Shell Lubricants(3)	NR / Aa1 / AA	129,162	6.5	697,783	7.8	5.40	12/31/2012	NA
ArcelorMittal(4)	BBB / Baa3 / BBB-	181,554	9.2	642,236	7.2	3.54	10/31/2012	NA
Arch Logistics, LLC	NR / NR / NR	100,000	5.1	468,500	5.3	4.69	7/31/2017	2, 5 year options
VSMPO – Tirus US(5)	NR / NR / NR	91,300	4.6	460,152	5.2	5.04	6/30/2012	NA
Impact Guard(6)	NR / NR / NR	113,349	5.7	436,394	4.9	3.85	8/31/2022	1, 5 year option
Millwood Inc	NR / NR / NR	70,000	3.5	372,640	4.2	5.32	5/31/2013	2, 5 year options
Dynacorn International Inc	NR / NR / NR	65,760	3.3	355,104	4.0	5.40	7/31/2017	2, 5 year options
Schroeder Industries, LLC	NR / NR / NR	68,000	3.4	329,800	3.7	4.85	3/31/2021	NA
Ten Largest Tenants		1,161,902	58.7%	$5,277,801	59.2%	$4.54
Remaining Tenants		711,892	36.0	3,641,575	40.8	5.12
Vacant		104,474	5.3	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		1,978,268	100.0%	$8,919,376	100.0%	$4.76

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
31,500 SF of industrial space expires on 3/31/2013 at a rate of $4.11 psf and 4,805 SF of office space expires on 4/30/2013 at a rate of $25.12 psf.  The remaining 119,416 SF of industrial space expires on 5/31/2017 at a rate of $4.00 psf.

(3)	Shell Lubricants has given notice that it will vacate at the end of the term of its lease (12/31/2012). The Total and Owned Occupancy without Shell is 88.2%.
(4)	ArcelorMittal has given notice that it intends to vacate approximately 70,000 SF (approximately $247,621 base rent) at the end of their lease term (10/31/2012).
(5)	As of 4/26/2012, VSMPO – Tirus US executed a lease extension with an expiration of 6/30/2017 and base rent of $5.10 psf.
(6)
Impact Guard is in occupancy and expected to begin paying rent in October 2012. The tenant has received three months of free rent and has prepaid the first month’s rent. Impact Guard may terminate the lease effective as of the date which is the later of 7/1/2017 or, if the tenant has exercised its right of first offer to lease expansion space, 5 years after the commencement of the expansion space leasing, subject to 12 months’ notice and termination payment of 12 months of base rent.

The following table presents the lease rollover schedule at the Leetsdale Industrial Park Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	32,907	1.7%	1.7%	$99,834	1.1%	$3.03	5
2012(2)	466,016	23.6	25.2%	2,133,671	23.9	4.58	6
2013	268,339	13.6	38.8%	1,472,517	16.5	5.49	11
2014	233,016	11.8	50.6%	1,030,554	11.6	4.42	6
2015	15,000	0.8	51.3%	85,500	1.0	5.70	1
2016	100,000	5.1	56.4%	542,204	6.1	5.42	3
2017	371,846	18.8	75.2%	1,690,801	19.0	4.55	8
2018	22,340	1.1	76.3%	158,614	1.8	7.10	1
2019	135,448	6.8	83.1%	605,187	6.8	4.47	5
2020	9,200	0.5	83.6%	105,800	1.2	11.50	1
2021	95,500	4.8	88.4%	480,300	5.4	5.03	2
2022	124,182	6.3	94.7%	514,394	5.8	4.14	2
2023 & Thereafter	0	0.0	94.7%	0	0.0	0.00	0
Vacant	104,474	5.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,978,268	100.0%		$8,919,376	100.0%	$4.76	51

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	As of 4/26/2012, VSMPO – Tirus US (91,300 SF) executed a lease extension with an expiration of 6/30/2017 and base rent of $5.10 psf.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LEETSDALE INDUSTRIAL PARK

The following table presents certain information relating to recent leasing activity at the Leetsdale Industrial Park Property:

Recent Leasing Activity(1)
Tenant	SF	Lease Begin	Lease Term (mos)	Base Rent ($ psf)	Tenant Improvements ($ psf)
Cory Companies	15,000	April 2012	36	$5.70	$4.10
Impact Guard	113,349	June 2012	123	$3.85	$14.05
Bri-Chem	36,670	March 2012	60	$4.09	$2.22
CMR USA, LLC	10,833	January 2012	124	$7.20	$13.85
Virginia Air Distributers, Inc.	22,340	May 2011	85	$7.10	$16.79
PH Tech Corp	20,000	May 2011	66	$5.17	$5.89
Specialty Oilfield Solutions, Ltd	27,500	March 2011	120	$5.47	$5.05

(1)	Source: Appraisal

The following table presents certain information relating to historical leasing at the Leetsdale Industrial Park Property:

Historical Leased %(1)
	2009	2010	2011
Owned Space	82.0%	79.0%	84.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Leetsdale Industrial Park Property:

Cash Flow Analysis(1)
	2009	2010	2011	TTM 3/31/2012(2)	Underwritten(3)	Underwritten $ per SF
Base Rent	$7,558,134	$7,151,154	$7,847,929	$7,961,947	$8,919,376	$4.51
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	587,836	0.30
Total Rent	$7,558,134	$7,151,154	$7,847,929	$7,961,947	$9,507,212	$4.81
Total Reimbursables	2,034,319	1,779,190	1,851,032	1,437,402	2,006,272	1.01
Parking Income	12,970	22,500	7,400	6,100	7,200	0.00
Other Income(4)	304,180	365,031	432,412	430,246	430,246	0.22
Less Vacancy & Credit Loss	0	0	0	0	(808,658)	(0.41)
Effective Gross Income	$9,909,603	$9,317,875	$10,138,773	$9,835,695	$11,142,271	$5.63

Total Operating Expenses	$3,593,712	$3,324,078	$3,382,883	$3,175,923	$3,561,690	$1.80

Net Operating Income	$6,315,891	$5,993,797	$6,755,890	$6,659,772	$7,580,582	$3.83
TI/LC	0	0	0	0	610,084	0.31
Capital Expenditures	0	0	0	0	296,740	0.15
Net Cash Flow	$6,315,891	$5,993,797	$6,755,890	$6,659,772	$6,673,757	$3.37

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
County tax bills were distributed later in 2012 than in 2011. As such, tax reimbursements bills to tenants were distributed later in 2012 and receipts are being received later in 2012. Tax reimbursement receipts were approximately $300,000 in March 2011, but are anticipated to be higher for April and May 2012 due to lease up and slightly higher tax bills.

(3)	Underwritten cash flow based on contractual rents as of 4/19/2012 and rent steps through 12/31/2012.
(4)	Includes rooftop leases, conference room rental and other non-recurring expenses.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LEETSDALE INDUSTRIAL PARK

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Appraisal.  According to the appraisal, the Leetsdale Industrial Park Property had an “as-is” appraised value of $87,500,000 as of an effective date of February 13, 2012 and an “as-stabilized” appraised value of $90,000,000 as of an effective date of July 1, 2012 assuming certain lease-up costs and capital improvements are funded.

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Environmental Matters.  The Phase I report, dated February 22, 2012, recommended a Phase II subsurface investigation be performed in connection with the historical use of the Leetsdale Industrial Park Property by Bethlehem Steel Corporation for assembling high-tension power line towers and bridges and low to marginal concentration of metals and semi-volatile organic compounds identified through prior subsurface investigations in select portions of the Leetsdale Industrial Park Property.  The Phase II report, dated April 3, 2012, identified limited areas at the Leetsdale Industrial Park Property where groundwater has been impacted with carbon tetrachloride and cadmium above the Pennsylvania Department of Environmental Protection (“PADEP”) Groundwater Medium Specific Concentrations (“MSCs”) and lead in the soil above the PADEP Soil to Groundwater MSC.  However, those findings are not required to be reported to the PADEP, because the PADEP has no requirement for reporting non-petroleum releases unless there is an “imminent threat to human health and/or the environment”, and the Phase II determined that no such threat exists. The Phase II recommended that, in the event that any future excavation/construction activities are proposed at the Leetsdale Industrial Park Property, oversight of the subsurface activities should be conducted by an environmental professional and any impacted soil and groundwater be handled and disposed in accordance with the applicable regulations. See “Risk Factors— Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses” in the Free Writing Prospectus.

■
Market Overview and Competition. The Leetsdale Industrial Park Property is located in Allegheny County in Leetsdale, Pennsylvania.  The Leetsdale Industrial Park Property has direct access to Route 65, a major north-south thoroughfare, providing easy access to downtown Pittsburgh (15 miles southeast), the Pittsburgh International Airport (14 miles southwest of subject), and Interstate-79 (5 miles southeast) with Interstate-76 and other major arteries in the area.  According to CoStar, the greater Pittsburgh industrial market ended the fourth quarter 2011 with a vacancy rate of 7.3%.  The vacancy rate was down from 7.5% in the previous quarter, with net absorption totaling 384,276 SF in the fourth quarter of 2011.  In addition, according to CoStar, the Leetsdale Industrial Park Property is located in the North Pittsburgh industrial submarket which has an overall vacancy rate of 4.9% and 4.6% for warehouse projects.

The following table presents certain information relating to certain lease comparables provided in the appraisal for the Leetsdale Industrial Park Property:

Heavy Industrial Lease Comparables(1)
	Leetsdale Industrial Park	1000 Treadway(2)	Allison Park Industrial Complex(2)	Aliquippa Industrial Park (2)	IDSI(2)
SF	999,009(3)	24,000	23,000	260,000	126,650
Lease Start	NAP	6/2007	3/2009	Asking	Asking
Rent Rate per SF	$3.75(4)	$4.50	$5.00	$3.25	$3.75
Expense Basis	Base Year	NNN	Modified Gross	Full Service	Full Service

(1)	Certain lease comparables shown in the above table may be renewals.
(2)	Source: Appraisal.
(3)	This reflects the SF for Heavy Industrial space leased at the Leetsdale Industrial Park Property.
(4)	This reflects average base rent for Heavy Industrial space leased at the Leetsdale Industrial Park Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LEETSDALE INDUSTRIAL PARK

Light Industrial Lease Comparables(1)
	Leetsdale Industrial Park	Alpha Drive Warehouse(2)	Executive Warehouse(2)	Turnpike Distribution Center(2)	Former Roomful Express(2)	79 North Industrial Park(2)
SF	926,170(3)	79,262	42,235	121,369	110,000	23,210
Lease Start	NAP	1/2009	4/2012	10/2010	3/2012	4/2012
Term (mos)	NAP	120	84	27	60	60
Rent Rate per SF	$5.38(4)	$4.85	$4.75	$5.13	$4.51	$6.50
Expense Basis	NNN	NNN	NNN	NNN	NNN	NNN

(1)	Certain lease comparables shown in the above table may be renewals.
(2)	Source: Appraisal.
(3)	This reflects the SF for Light Industrial space leased at the Leetsdale Industrial Park Property.
(4)	This reflects average base rent for Office Industrial space leased at the Leetsdale Industrial Park Property.

Office Lease Comparables(1)
	Leetsdale Industrial Park	Building 1/1A(2)	72 1st Street(2)	O’Neal Steel(2)	400 Main Street(2)
SF	53,089(3)	13,000	3,400	1,500	3,519
Lease Start	NAP	Asking	Asking	1/2011	Asking
Rent Rate per SF	$14.68(4)	$10.25	$11.75	$9.00	$12.00
Expense Basis	Gross + Utilities	Full Service	Full Service	NNN	Full Service

(1)	Certain lease comparables shown in the above table may be renewals.
(2)	Source: Appraisal.
(3)	This reflects the SF for Office space leased at the Leetsdale Industrial Park Property.
(4)	This reflects average base rent for Office Industrial space leased at the Leetsdale Industrial Park Property.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the Leetsdale Industrial Park Property:

Improved Sales Comparables(1)
Property Name	City, State	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
Leetsdale Industrial Park	Leetsdale, PA	NAP	Various	1,978,268	NAP	NAP	95%
Commerce Park & Pioneer	Salt Lake City, UT	November 2011	1975-1996	890,452	$44,538,939	$50.02	93%
Exit 8A Portfolio	Monroe, NJ	March 2011	1985	1,026,634	$53,910,000	$52.51	93%
Panattoni Industrial Portfolio	Memphis, TN	December 2010	NAP	1,381,500	$40,475,438	$29.30	NAP
RREEF Harrisburg Portfolio	Harrisburg, PA	March 2010	1986-1999	563,800	$22,500,000	$39.91	100%

(1)	Source: Appraisal

■
The Borrower.  The borrowers are Leetsdale Industrial Corporation, Leetsdale Industrial II, L.P., Metroplaza Partners, LLC and LIP III, LP, each a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Leetsdale Industrial Park Loan. The guarantor of the non-recourse carveouts under the Leetsdale Industrial Park Loan is Steven C. Thomas.

■
Escrows.  At origination, the borrowers funded an escrow reserve in the amount of $4,733,500 to cover the costs of renewing certain leases or reletting certain spaces that were vacant at origination or which may become vacant if certain leases are not renewed.  As long as no event of default is continuing under the Leetsdale Industrial Park Loan, amounts on deposit in such reserve will be released to the borrowers upon delivery of new and/or renewal leases with respect to the such leases or vacant spaces, meeting certain conditions under the loan documents.

In addition, at origination, the borrowers funded an escrow reserve in the amount of $394,276 in respect of certain tax expenses and $337,758 in respect of certain insurance premiums.  On each due date, the borrowers are required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LEETSDALE INDUSTRIAL PARK

month period.  In addition, at origination, the borrowers funded escrow reserves in the amount of (i) $1,152,717 in respect of certain tenant improvement costs and leasing commissions and (ii) $94,380 in respect of certain repairs at the Leetsdale Industrial Park Property.

In addition, on each of the first 36 due dates when the balance in the tenant improvements and leasing commissions reserve is less than $500,000, the borrowers will be required to deposit into such reserve an amount equal to the lesser of (i) $42,000 and (ii) the amount by which the then balance in such reserve is less than $500,000.  On each due date thereafter when the balance in the tenant improvements and leasing commissions reserve is less than $1,500,000, the borrowers will be required to deposit into such reserve an amount equal to the lesser of (i) $42,000 and (ii) the amount by which the then balance in such reserve is less than $1,500,000.  Notwithstanding the foregoing, on or after the seventh anniversary of the origination of the Leetsdale Industrial Park Loan and provided no event of default exists under the Leetsdale Industrial Park Loan, if the borrowers deliver evidence reasonably satisfactory to the lender that the occupancy rate of the Leetsdale Industrial Park Property (represented by tenants in possession and paying rent) is equal to or greater than 85%, then (i) the lender will be required to release to the borrowers the amount by which the then balance of the tenant improvements and leasing commissions reserve exceeds $1,000,000 and (ii) on each due date thereafter while the occupancy rate is equal to or greater than 85%, the borrowers will be required to deposit into such reserve an amount equal to the lesser of (i) $42,000 and (ii) the amount by which the then balance in such reserve is less than $1,000,000.  Further, the borrowers are required to deposit any termination fee they receive in connection with the termination of a lease into the tenant improvements and leasing commissions account.

In addition, on each due date, the borrowers will be required to fund a capital expenditure reserve in an amount equal to the lesser of (i) $24,881 and (ii) the amount by which the then balance in such reserve is less than $500,000.

Furthermore, during the continuance of a Leetsdale Industrial Park Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance, capital expenditures and tenant improvements and leasing commissions, be reserved and held as additional collateral for the Leetsdale Industrial Park Loan.

A “Leetsdale Industrial Park Trigger Period” means (a) any period commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the loan agreement) for the prior twelve-month period immediately preceding such fiscal quarter is less than $6,381,738.80 and terminating as of the end of any two consecutive fiscal quarters in which the net operating income for the prior twelve-month period is greater than or equal to $6,381,738.80 or (b) any period commencing when the borrowers fail to deliver certain financial reports to the lender as required under the loan agreement and terminating when such reports are so delivered.

■
Lockbox and Cash Management.  The Leetsdale Industrial Park Loan requires a hard lockbox, which is already in place.  The loan documents require the borrowers to direct the tenants to pay their rents directly to a lender-controlled lockbox account.  The loan documents also require that the borrowers cause all cash revenues relating to the Leetsdale Industrial Park Property and all other money received by the borrowers or the property manager with respect to the Leetsdale Industrial Park Property to be deposited into the cash management account or lockbox account by the end of the first business day following receipt.  All amounts in any lockbox account are swept to the lender-controlled cash management account at the end of each week.  On each business day that neither an event of default under the Leetsdale Industrial Park Loan nor a Leetsdale Industrial Park Trigger Period is continuing, all funds in the cash management accounts in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to an operating account maintained by the property manager or the borrower.  During the continuance of an event of default under the Leetsdale Industrial Park Loan, the lender may apply any funds in the cash management account to amounts payable under the Leetsdale Industrial Park Loan and/or toward the payment of expenses of Leetsdale Industrial Park Property, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LEETSDALE INDUSTRIAL PARK

■
Property Management.  The Leetsdale Industrial Park Property is currently managed by Mulach Steel Corporation (d/b/a Chapman Business Properties) pursuant to a management agreement.  Under the loan documents, the Leetsdale Industrial Park Property may not be managed by any other party, other than a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrowers to replace the property manager during the continuance of an event of default under the Leetsdale Industrial Park Loan, or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by the property manager under the management agreement after the expiration of any applicable cure period, or if the property manager files or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for the property manager’s assets, or the property manager makes an assignment for the benefit of creditors, or if the property manager is adjudicated insolvent.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Leetsdale Industrial Park Property, plus business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers are required to carry terrorism insurance throughout the term of the Leetsdale Industrial Park Loan as required by the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds that amount, the borrowers are required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is approved by the lender and is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Leetsdale Industrial Park Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

THE OUTLET SHOPPES AT OKLAHOMA CITY

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE OUTLET SHOPPES AT OKLAHOMA CITY

The Outlet Shoppes at Oklahoma City
7624 West Reno Avenue
Oklahoma City, OK 73127
Oklahoma City
DOWNTOWN
Edmond
Edmond Plaza
Bryant Square
Yukon
Warr Acres
The Village
Nichols Hills
Lake Aluma
Forest Park
Smith Village
Del City
Valley Brook
Mustang
Mustang Shopping Center
Moore
Newcastle
JOHN KILPATRICK TPKE
LAKE HEFNER PKWY
BROADWAY EXT
NORTHEAST EXPY
NW EXPRESSWAY ST
AIRPORT RD
NEWCASTLE RD
W RENO AVE
WASHINGTON AVE E
NW 164TH ST
W MEMORIAL RD
NW 122ND ST
W HEFNER RD
NW 108TH ST
W BRITTON RD
W WILSHIRE BLVD
E WILSHIRE BLVD
NW 63RD ST
NW 50TH ST
NW 39TH ST
NW 36TH ST
NE 36TH ST
NW 30TH ST
NW 23RD ST
NE 23RD ST
NW 10TH ST
NE 10TH ST
SW 15TH ST
SE 15TH ST
SW 29TH ST
SE 29TH ST
SW 44TH ST
SE 44TH ST
SW 59TH ST
SE 59TH ST
SW 74TH ST
SE 89TH ST
SW 104TH ST
SW 119TH ST
SW 134TH ST
SW 149TH ST
E 15TH ST
E 33RD ST
E MEMORIAL RD
N PORTLAND AVE
N COUNTRYLINE RD
N COUNCIL RD
N SARA RD
N PIEDMONT RD
N ROCKWELL AVE
N MAY AVE
N WESTERN AVE
N CLASSEN BLVD
N LINCOLN BLVD
N KELLEY AVE
MARTIN LUTHER KING AVE
N BRYANT AVE
N EASTERN AVE
N SOONER RD
S BROADWAY
S COUNCIL RD
S MUSTANG RD
CZECH HALL RD
S SARA RD
S PENNSYLVANIA AVE
S WESTERN AVE
S SANTA FE AVE
S SHIELDS BLVD
S EASTERN AVE
S SUNNYLANE RD
S MAY AVE
AT and SF Railroad
M K T Railroad
SUNDANCE AIRPARK
WILEY POST AIRPORT
DOWNTOWN AIRPARK
WILL ROGERS WORLD AIRPORT
Lake Hefner
Lake Hefner Golf Club
Quailbrook Shopping Center
Quail Springs Mall
Greens Golf and Racquet Club
Quail Creek Golf and Country Club
Oklahoma University Arts & Science
The Links Golf and Athletic Club
Silverhorn Golf Club
Frontier City Theme Park
Surrey Hills Country Club
Northpark Mall
Camelot Square
Quail Plaza
Casady Square
Brixton Square Shopping Center
Oklahoma City Golf and CC
Nichols Hills Plaza
Belle Isle Station
Remington Park Racetrack
Stinchcomb Wildlife Refuge
Springdale Shopping Center
Southern Nazarene University
Lincoln Park Golf Course
Twin Hills Golf and CC
Oklahoma City University
State Capitol Building
Meridian Plaza
Oklahoma State University Technical School
All Sports Stadium
Westbury Country Club
Trosper Park Golf Course
Trosper Park
Grant Square
Southwestern Plaza
Willow Creek Country Club
Walnut Square
Crossroads Mall
Oklahoma City Community College
Penn 89
Brookwood Shopping Center
Brookside Golf Course
Lakeside Golf Course
Earlywine Golf Course
Mid-America Christian Univ
Broadmoore Golf Club
74
77
35
44
3
66
40
270
235
62
4
152
240
37
MAP © 2012 CARTIFACT, INC. LOS ANGELES, CA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE OUTLET SHOPPES AT OKLAHOMA CITY

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Oklahoma City, Oklahoma	Cut-off Date Principal Balance		$59,544,510
Property Type	Retail	Cut-off Date Principal Balance per SF		$170.81
Size (SF)	348,600	Percentage of Initial Pool Balance		3.7%
Total Occupancy as of 3/1/2012	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/1/2012	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2011 / NAP	Mortgage Rate		5.7305%
Appraised Value	$90,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		300
Underwritten Revenues	$10,019,223
Underwritten Expenses	$3,168,703	Escrows
Underwritten Net Operating Income (NOI)	$6,850,520		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,459,225	Taxes	$58,274	$58,274
Cut-off Date LTV Ratio	66.2%	Insurance	$92,615	$15,969
Maturity Date LTV Ratio	50.5%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.52x / 1.43x	TI/LC(1)	$0	$23,975
Debt Yield Based on Underwritten NOI / NCF	11.5% / 10.8%	Other(2)	$6,952,400	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$60,000,000	100.0%	Loan Payoff	$38,943,764	64.9%
			Principal Equity Distribution	13,381,600	22.3
			Reserves	7,103,289	11.8
			Closing Costs	571,347	1.0
Total Sources	$60,000,000	100.0%	Total Uses	$60,000,000	100.0%

(1)	The TI/LC reserve will be collected monthly and capped at $863,106.
(2)
At closing, the borrower reserved $6,007,603 for outstanding leasing cost obligations, $669,797 owed to the general contractor for payments related to the project construction, and $275,000 for an environmental reserve. As of April 23, 2012 the outstanding leasing cost obligations balance had been reduced to $746,760, the general contractor balance remains at $669,797 and the environmental reserve balance had been reduced to $0.

■
The Mortgage Loan.  The mortgage loan (“The Outlet Shoppes at Oklahoma City Loan”) is evidenced by a note in the original principal amount of $60,000,000 and is secured by a first mortgage encumbering a retail outlet shopping center located in Oklahoma City, Oklahoma known as The Outlet Shoppes at Oklahoma City (“The Outlet Shoppes at Oklahoma City Property”).  The Outlet Shoppes at Oklahoma City Loan was originated by Goldman Sachs Commercial Mortgage Capital, L.P. and was subsequently purchased by Goldman Sachs Mortgage Company.  The Outlet Shoppes at Oklahoma City Loan was originated on December 28, 2011 and represents approximately 3.7% of the Initial Pool Balance.  The note evidencing The Outlet Shoppes at Oklahoma City Loan has an outstanding principal balance as of the Cut-off Date of $59,544,510 and has an interest rate of 5.7305% per annum.  The borrower utilized a portion of the proceeds of The Outlet Shoppes at Oklahoma City Loan to refinance existing debt on The Outlet Shoppes at Oklahoma City Property.

The Outlet Shoppes at Oklahoma City Loan had an initial term of 120 months and has a remaining term of 115 months.  The Outlet Shoppes at Oklahoma City Loan requires payments of principal and interest in an amount sufficient to fully amortize The Outlet Shoppes at Oklahoma City Loan over a 25-year amortization schedule.  The scheduled maturity date is the due date in January 2022.  Voluntary prepayment of The Outlet Shoppes at Oklahoma City Loan is prohibited prior to January 6, 2013.

■
The Mortgaged Property.  The Outlet Shoppes at Oklahoma City Property is a 348,600 SF retail outlet shopping center located in Oklahoma City, Oklahoma.  The Outlet Shoppes at Oklahoma City Property started construction in the fourth quarter of 2010. The grand opening occurred on August 5, 2011.  The tenancy includes national retailers such as Polo, Saks Fifth Avenue Off Fifth and Coach.  Pursuant to ICSC’s Retail Chain Store Sales Index, projected sales per SF for in-line tenants with less than 10,000 SF is $409 based upon seasonally annualizing the trailing seven month sales as of February 29, 2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE OUTLET SHOPPES AT OKLAHOMA CITY

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at The Outlet Shoppes at Oklahoma City Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost(3)	Renewal / Extension Options
Nike Factory Store	NR / A1 / A+	14,013	4.0%	$280,260	3.8%	$20.00	1/31/2017	$616	3.2%	3, 5-year options
Saks Fifth Avenue Off Fifth	BB / B1 / BB	26,948	7.7	245,000	3.3	9.09	8/31/2021	$215	4.2%	3, 5-year options
Hanesbrands	NR / B1 / BB-	10,869	3.1	217,380	2.9	20.00	8/31/2016	$113	17.7%	1, 5-year option
Brooks Brothers	NR / NR / NR	7,647	2.2	214,116	2.9	28.00	8/31/2016	$172	17.4%	2, 5-year options
Polo	NR / A3 / A-	10,191	2.9	200,940	2.7	19.72	1/31/2022	$641	3.1%	4, 5-year options
American Eagle	NR / NR / NR	8,294	2.4	182,468	2.5	22.00	1/31/2018	NA	NA	NA
Under Armour	NR / NR / NR	6,385	1.8	166,010	2.2	26.00	8/31/2016	$733	3.7%	2, 5-year options
Reebok and Rockport	NR / NR / NR	7,568	2.2	158,928	2.1	21.00	8/31/2016	$201	15.9%	1, 5-year option
Dress Barn Woman Misses	NR / NR / NR	7,645	2.2	152,900	2.1	20.00	12/31/2021	$159	19.4%	2, 5-year options
Children’s Place	NR / NR / NR	7,167	2.1	150,507	2.0	21.00	1/31/2022	$307	10.5%	NA
Ten Largest Owned Tenants		106,727	30.6%	$1,968,509	26.6%	$18.44
Remaining Owned Tenants		241,873	69.4	5,433,141	73.4	22.46
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		348,600	100.0%	$7,401,650	100.0%	$21.23

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	All tenant sales are shown based on August 2011 – February 2012 actual sales seasonally annualized.
(3)	Occupancy Cost figures are shown based on the seasonally annualized sales referenced above.

The following table presents certain information relating to the lease rollover schedule at The Outlet Shoppes at Oklahoma City Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	590	0.2	0.2%	18,000	0.2	30.51	1
2013	0	0.0	0.2%	0	0.0	0.00	0
2014	0	0.0	0.2%	0	0.0	0.00	0
2015	0	0.0	0.2%	0	0.0	0.00	0
2016	147,736	42.4	42.5%	3,301,795	44.6	22.35	40
2017	57,490	16.5	59.0%	1,243,473	16.8	21.63	13
2018	8,294	2.4	61.4%	182,468	2.5	22.00	1
2019	0	0.0	61.4%	0	0.0	0.00	0
2020	0	0.0	61.4%	0	0.0	0.00	0
2021	85,218	24.4	85.9%	1,607,631	21.7	18.86	20
2022	46,922	13.5	99.3%	991,884	13.4	21.14	10
2023 & Thereafter	2,350	0.7	100.0%	56,400	0.8	24.00	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	348,600	100.0%		$7,401,650	100.0%	$21.23	86

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at The Outlet Shoppes at Oklahoma City Property:

Historical Leased %(1)
	2009	2010	Trailing 7 Months (2/29/2012)
Owned Space(2)	NA	NA	100.0%

(1)	As provided by the borrower. The Outlet Shoppes at Oklahoma City Property was constructed in 2011 and opened for business in August 2011.
(2)	Includes temporary tenants.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE OUTLET SHOPPES AT OKLAHOMA CITY

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Outlet Shoppes at Oklahoma City Property:

Cash Flow Analysis(1)

	Trailing 7 Months as of 2/29/2012	Trailing 7 Months Annualized as of 2/29/2012	Underwritten(2)	Underwritten $ per SF
Base Rent(3)(4)	$4,105,449	$7,037,913	$7,401,650	$21.23
Overage Rent	9,512	16,305	0	0.00
Other Rental Revenue(5)	184,736	316,690	129,890	0.37
Gross Up Vacancy	0	0	0	0.00
Total Rent	$4,299,696	$7,370,908	$7,531,541	$21.61
Total Reimbursables	1,193,394	2,045,818	2,527,145	7.25
Other Income(6)	430,370	499,342	475,705	1.36
Vacancy & Credit Loss	(1,690)	(2,897)	(515,168)	(1.48)
Effective Gross Income	$5,921,771	$9,913,171	$10,019,223	$28.74

Total Operating Expenses	$1,692,219	$2,900,946	$3,168,703	$9.09

Net Operating Income	$4,229,552	$7,012,225	$6,850,520	$19.65
TI/LC	0	0	321,575	0.92
Capital Expenditures	0	0	69,720	0.20
Net Cash Flow	$4,229,552	$7,012,225	$6,459,225	$18.53

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 3/1/2012 rent roll.
(3)
Underwritten base rent includes tenants who pay rent based on a percentage of sales in lieu of base rent. Underwritten base rent includes three tenants (Saks Fifth Avenue Off Fifth, Polo and Coach) comprising 26,948 SF, 10,191 SF and 6,042 SF, respectively, that pay rent based on a percentage of sales in lieu of base rent totaling $245,000, $200,940 and $105,000, respectively.

(4)
Underwritten base rent includes tenants who pay rent based on the lesser of a fixed amount or a percentage of sales in lieu of base rent. Underwritten base rent includes two tenants (Nine West and Kasper) comprising 2,464 SF and 2,447 SF, respectively, that pay rent based on a percentage of sales in lieu of base rent totaling $61,600 and $61,575, respectively.

(5)	Other rental revenue Includes rental revenue from kiosk, temporary, specialty and other tenants.
(6)
Other income includes trash pad rental income, a regional marketing subsidy payment from The Oklahoma Economic Development Trust, and miscellaneous other income. The annualized cash flow caps the value of the marketing subsidy at $350,000.

■	Appraisal. According to the appraisal, The Outlet Shoppes at Oklahoma City Property had an “as-is” appraised value of $90,000,000 as of an effective date of November 24, 2011.

■
Environmental Matters.  Based on a Phase I environmental report dated December 21, 2011 and a Phase II environmental report dated January 24, 2012 the environmental consultant recommended no further action.

■
Market Overview and Competition.  The Outlet Shoppes at Oklahoma City Property is a regional outlet shopping center in Oklahoma City, Oklahoma.  The Outlet Shoppes at Oklahoma City Property is the only regional outlet shopping center in the local trade area. The closest competing regional outlet shopping center identified in the appraisal is approximately 190 miles to the south within the Grapevine, Texas market.  As of 2011, the 10, 25, and 50 mile trade area zones had an average population of 510,759, 1,117,732, and 1,380,455, respectively.

■
The Borrower.  The borrower is OK City Outlets, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Outlet Shoppes at Oklahoma City Loan.  The borrower of The Outlet Shoppes at Oklahoma City Loan is majority indirectly owned by CBL & Associates Properties, Inc. and Horizon Group Properties, L.P., which are the non-recourse careveout guarantors under The Outlet Shoppes at Oklahoma City Loan.

■
Escrows. On the origination date, the borrower funded a reserve in the amount of $6,677,400 in respect of certain leasing cost obligations ($6,007,603) and general contractor obligations ($669,797) at The Outlet Shoppes at Oklahoma City Property and an environmental reserve amount of $275,000 which was available to fund potential environmental remediation. The environmental reserve was released in full upon receipt of the Phase II environmental report which recommended no further action.  As of April 23, 2012 the outstanding leasing cost obligations balance was $746,760 and the general contractor balance remains at $669,797.  On each due date,

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE OUTLET SHOPPES AT OKLAHOMA CITY

provided no event of default under the loan documents is continuing, the borrower is required to fund (1) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period and (2) a tenant improvement and leasing commission reserve in the monthly amount of $23,975 (capped at $863,106).

Furthermore, during the continuance of a Outlet Shoppes at Oklahoma City Loan Trigger Period, the loan documents require that all amounts on deposit in the lockbox account, after the payment of debt service and the funding of required monthly escrows for budgeted operating expenses, real estate taxes, insurance, tenant improvements and leasing commissions be reserved and held as additional collateral for The Outlet Shoppes at Oklahoma City Loan.

An “Outlet Shoppes at Oklahoma City Loan Trigger Period” means any period commencing as of the end of any fiscal quarter on or after December 31, 2012 in which the net operating income (as calculated under the loan agreement) of The Outlet Shoppes at Oklahoma City Property for the twelve-month period immediately preceding such fiscal quarter end is less than $5,600,000 and terminating as of the end of the second fiscal quarter in which the net operating income of The Outlet Shoppes at Oklahoma City Property for the twelve-month period immediately preceding such fiscal quarter end is greater than or equal to $5,600,000.

■
Lockbox and Cash Management.  The Outlet Shoppes at Oklahoma City Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to lender-controlled lockbox accounts.  The loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account or a blocked account under the control of the lender within one business day after receipt.  So long as no event of default or Outlet Shoppes at Oklahoma City Loan Trigger Period is then continuing, all amounts in the lockbox accounts are swept on a daily basis to an operating account accessible by the borrower but pledged to the lender.  During the continuance of an event of default or Outlet Shoppes at Oklahoma City Loan Trigger Period, all amounts in any blocked account are required to be swept to the lender-owned cash management account, rather than to the borrower.  During the continuance of an event of default under The Outlet Shoppes at Oklahoma City Loan, the lender may prohibit the borrower’s access to the funds contained in the operating account and apply any funds in the cash management account to amounts payable under The Outlet Shoppes at Oklahoma City Loan and/or toward the payment of expenses of The Outlet Shoppes at Oklahoma City Property, in such order of priority as the lender may determine.

■
Property Management.  The Outlet Shoppes at Oklahoma City Property is currently managed by Horizon Group Properties, L.P., an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, The Outlet Shoppes at Oklahoma City Property may not be managed by any other party, other than (1) any direct or indirect wholly-owned affiliate of CBL & Associates Management, Inc. or Horizon Group Properties, L.P. or (2) another management company approved by the lender and with respect to which the Rating Agency Confirmation has been satisfied.  Upon the occurrence of an event of default, a material default by the property manager under the management agreement beyond any applicable cure period or the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may require the borrower to replace the property manager with a new property manager selected by the lender and with respect to which Rating Agency Confirmation has been received.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for Certified and Non-Certified acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of The Outlet Shoppes at Oklahoma City Property, plus twelve months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of The Outlet Shoppes at Oklahoma City Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE OUTLET SHOPPES AT OKLAHOMA CITY

times the amount of the insurance premium that is payable at that time in respect of the casualty and business interruption/rental loss insurance required under the loan documents, and if the cost of terrorism insurance exceeds that amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is no larger than $100,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for The Outlet Shoppes at Oklahoma City Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

■
Release of Collateral.  The borrower had the right to obtain the release of a certain vacant, non-income producing parcel identified in the loan agreement, in connection with the conveyance (or ground lease) of such parcel to one or more third parties, without the payment of a release price, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default is continuing under The Outlet Shoppes at Oklahoma City Loan, (ii) a determination that certain REMIC requirements will be met, (iii) delivery of an endorsement to the title policy, (iv) no material adverse effect on the ability of borrowers to perform or lender to enforce any material provision of any loan document, the enforceability of any material provision of any loan document, or the value, net operating income, use, enjoyment, operation or occupancy of The Outlet Shoppes at Oklahoma City Property and (v) delivery of Rating Agency Confirmation. The release of the vacant, non-income producing parcel was executed as of March 8, 2012 and recorded on March 16, 2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

ARC PORTFOLIO IV

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ARC PORTFOLIO IV

MAP © 2012 CARTIFACT, INC. LOS ANGELES, CA · DATA © BROADMAP
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MEXICO

ARC PORTFOLIO IV

#	Property	Address	City
1	Fedex Ground - Blauvelt, NY	622 Route 303	Blauvelt, NY
2	Walgreens - Maplewood, NJ	1633 Springfield Avenue	Maplewood, NJ
3	Walgreens - Stevensville, MI	1710 West John Beers Road	Stevensville, MI
4	Walgreens - Coalinga, CA	265 West Forest Avenue	Coalinga, CA
5	US Department of Agriculture - Grangeville, ID	104 Airport Road	Grangeville, ID
6	Advanced Auto Jones - Houston, TX	12028 Jones Road	Houston, TX
7	Advanced Auto Tomball - Houston, TX	13402 Tomball Parkway	Houston, TX
8	Social Security Administration - Cocoa, FL	310 Canaveral Groves Boulevard	Cocoa, FL
9	Dollar General - Roma, TX	207 North Estrella Street	Roma, TX
10	Dollar General - Hopewell, VA	3501 Oaklawn Boulevard	Hopewell, VA
11	Dollar General - Molino, FL	6511 Highway 29	Molino, FL
12	Dollar General - Progreso, TX	701 East Military Highway	Progreso, TX
13	Dollar General - Greenfield, OH	1401 Jefferson Street	Greenfield, OH
14	Dollar General - St. Clair, MO	10 Paul Parks Drive	St. Clair, MO
15	Dollar General - Poteet, TX	2176 Stacey Road	Poteet, TX
16	Dollar General - Chesterfield, VA	6730 Jefferson Davis Highway	North Chesterfield, VA
17	Dollar General - Ocean Isle Beach, NC	6675 Beach Drive Southwest	Ocean Isle Beach, NC
18	Dollar General - Hot Springs, VA	9328 Sam Snead Highway	Hot Springs, VA
19	Dollar General - Richwood, LA	3415 Reddix Lane	Richwood, LA
20	Dollar General - Mount Hermon, LA	36301 Highway 38	Mount Hermon, LA
21	Dollar General - Rio Grande City, TX	3519 West Highway 83	Rio Grande City, TX
22	Dollar General - Pleasant City, OH	10535 Clay Pike Road	Pleasant City, OH
23	Dollar General - Tuscaloosa, AL	13870 Highway 69 South	Tuscaloosa, AL
24	Dollar General - Fayetteville, NC	1515 Pamalee Drive	Fayetteville, NC
25	Dollar General - Payne, OH	317 North Main Street	Payne, OH
26	Dollar General - New Matamoras, OH	1400 Park Avenue	New Matamoras, OH
27	Dollar General - Marthasville, MO	15355 Highway 47	Marthasville, MO
28	Dollar General - Greenville, MS	1799 Highway 1 North	Greenville, MS
29	Dollar General - Choudrant, LA	2450 Highway 80	Choudrant, LA
30	Dollar General - Red Level, AL	35747 State Road 55	Red Level, AL
31	Dollar General - Licking, MO	120 West Highway 32	Licking, MO
32	Dollar General - Lyford, TX	8422 Business 77 North	Lyford, TX
33	Dollar General - Mangham, LA	4287 Highway 15	Mangham, LA
34	Dollar General - Danville, VA	2338 West Main Street	Danville, VA
35	Dollar General - Mellen, WI	800 North Main Street	Mellen, WI
36	Dollar General - Forest, OH	702 South Mad River Street	Forest, OH
37	Dollar General - Pleasant Hill, TN	17 Star Drive	Pleasant Hill, TN
38	Dollar General - Stanberry, MO	814 East Main Street	Stanberry, MO
39	Dollar General - Conway, MO	711 West Jefferson Avenue	Conway, MO
40	Dollar General - Auxvasse, MO	525 East Harrison Street	Auxvasse, MO
41	Dollar General - Minong, WI	709 West Hokah Street	Minong, WI
42	Dollar General - Solon Springs, WI	9040 North Boundary Road	Solon Springs, WI
43	Dollar General - Maysville, MO	1104 South Polk Street	Maysville, MO
44	Dollar General - Grand Ridge, FL	6856 Highway 90	Grand Ridge, FL
45	Dollar General - Edwards, MS	502 Jackson Street	Edwards, MS
46	Dollar General - Vass, NC	4500 Lobelia Road	Vass, NC
47	Dollar General - Walnut Grove, MS	135 Highway 35 South	Walnut Grove, MS
48	Dollar General - King City, MO	401 North Connecticut Street	King City, MO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ARC PORTFOLIO IV

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	48	Loan Seller		CGMRC
Location (City/State)	Various	Cut-off Date Principal Balance		$54,300,000
Property Type	Various	Cut-off Date Principal Balance per SF		$88.26
Size (SF)	615,235	Percentage of Initial Pool Balance		3.3%
Total Occupancy as of 6/6/2012	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/6/2012	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		6.0480%
Appraised Value	$117,770,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		0
Underwritten Revenues	$10,880,552
Underwritten Expenses	$2,924,267	Escrows
Underwritten Net Operating Income (NOI)	$7,956,285		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$7,589,261	Taxes(1)	$516,263	$120,505
Cut-off Date LTV Ratio	46.1%	Insurance	$0	$0
Maturity Date LTV Ratio	46.1%	Replacement Reserves(2)	$0	$0
DSCR Based on Underwritten NOI / NCF	2.39x / 2.28x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	14.7% / 14.0%	Other(3)	$531,554	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$54,300,000	89.7%	Principal Equity Distribution(4)	$54,128,904	89.4%
Other Sources	6,220,000	10.3	Closing Costs	5,343,278	8.8
			Reserves	1,047,817	1.7
Total Sources	$60,520,000	100.0%	Total Uses	$60,520,000	100.0%

(1)
Tax escrows are required for all of the ARC Portfolio IV Properties except Walgreens – Maplewood, NJ, Walgreens – Stevensville, MI, and Walgreens – Coalinga, CA, for which the related tenants pay their taxes directly.

(2)
Monthly deposits in an amount equal to $10,437 will be required if (i) any tenant is not in full compliance of those provisions with the applicable leases requiring any tenant to maintain the property and to pay all operating expenses and capital expenditures related thereto (including roof and structural maintenance) directly to the applicable party or (ii) an ARC Portfolio IV Trigger Period exists as described below.  See “—Escrows” below.

(3)	Other reserves represent: (i) GSA Reserve ($488,554) and (ii) FedEx Reserve ($43,000). See “—The Borrowers” and “—Escrows” below.
(4)
The collateral is comprised of previously unencumbered assets and the loan proceeds were used to reimburse the loan sponsor for a portion of its all-cash acquisition of the ARC Portfolio IV Properties. The ARC Portfolio IV Properties were acquired between 2011 and 2012 at a cost of $118,226,185.

■
The Mortgage Loan.  The mortgage loan (the “ARC Portfolio IV Loan”) is evidenced by a note in the original principal amount of $54,300,000 and is secured by first mortgages encumbering 48 single-tenant properties located in 16 states (the “ARC Portfolio IV Properties”). The ARC Portfolio IV Loan was originated on April 20, 2012 by Citigroup Global Markets Realty Corp. and represents approximately 3.3% of the Initial Pool Balance. The ARC Portfolio IV Loan has an outstanding principal balance as of the Cut-off Date of $54,300,000 and has an interest rate of 6.0480% per annum. The proceeds of the ARC Portfolio IV Loan were used to reimburse the loan sponsor for a portion of its all-cash acquisition of the ARC Portfolio IV Properties.

The ARC Portfolio IV Loan had an initial term of 120 months and has a remaining term of 119 months.  The ARC Portfolio IV Loan requires payments of interest only for the entire term of the ARC Portfolio IV Loan.  The scheduled maturity date is the due date in May 2022.  Voluntary prepayment of the ARC Portfolio IV Loan is permitted on or after February 6, 2022.  Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time after the second anniversary of the securitization closing date.

■
The Mortgaged Properties.  The ARC Portfolio IV Properties consist of 45 single-tenant retail assets, two single-tenant office assets, and one single-tenant industrial asset located across 16 states.  The ARC Portfolio IV Properties total 615,235 SF which are leased by Dollar General (374,008 SF), FedEx (142,139 SF), Walgreens (42,001 SF), US Department of Agriculture (36,990 SF), Advanced Auto Parts (14,000 SF), and Social Security Administration (6,097 SF).   As of June 6, 2012, Total Occupancy and Owned Occupancy were both 100%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ARC PORTFOLIO IV

The following table presents certain information relating to the ARC Portfolio IV Properties:

Property Name	City	State	Total GLA	Allocated Cut-off Date Loan Amount	% of Allocated Cut-off Date Loan Amount	Occupancy as of 6/6/2012	Year Built / Renovated	UW NCF	UW NCF per SF	Lease Expiration
FedEx Ground(1)(2)	Blauvelt	NY	142,139	$26,100,000	48.1%	100.0%	2012 / NAP	$3,258,686	$22.93	1/31/2027
Walgreens	Maplewood	NJ	12,361	4,700,000	8.7	100.0%	2011 / NAP	522,119	42.24	10/31/2086(3)
Walgreens	Stevensville	MI	14,820	3,100,000	5.7	100.0%	2007 / NAP	336,504	22.71	10/31/2082(4)
Walgreens	Coalinga	CA	14,820	2,800,000	5.2	100.0%	2008 / NAP	303,313	20.47	10/6/2083(5)
US Dept. of Agriculture(1)	Grangeville	ID	36,990	2,100,000	3.9	100.0%	2007 / NAP	232,660	6.29	10/31/2022
Advanced Auto Jones	Houston	TX	7,000	800,000	1.5	100.0%	2006 / NAP	112,758	16.11	10/31/2021
Advanced Auto Tomball	Houston	TX	7,000	800,000	1.5	100.0%	2006 / NAP	108,875	15.55	8/31/2021
Social Security Administration(1)	Cocoa	FL	6,097	500,000	0.9	100.0%	2010 / NAP	48,944	8.03	3/2/2020
Dollar General	Roma	TX	12,000	500,000	0.9	100.0%	2010 / NAP	93,196	7.77	7/31/2025
Dollar General	Hopewell	VA	9,100	500,000	0.9	100.0%	2011 / NAP	104,534	11.49	8/31/2026
Dollar General	Molino	FL	12,480	400,000	0.7	100.0%	2010 / NAP	88,718	7.11	8/31/2025
Dollar General	Progreso	TX	12,000	400,000	0.7	100.0%	2010 / NAP	84,437	7.04	1/31/2025
Dollar General	Greenfield	OH	10,640	400,000	0.7	100.0%	2012 / NAP	86,299	8.11	1/31/2027
Dollar General	St. Clair	MO	10,640	400,000	0.7	100.0%	2011 / NAP	86,723	8.15	4/30/2026
Dollar General	Poteet	TX	9,014	400,000	0.7	100.0%	2010 / NAP	72,848	8.08	10/31/2025
Dollar General	North Chesterfield	VA	9,100	400,000	0.7	100.0%	2011 / NAP	72,008	7.91	10/31/2026
Dollar General	Ocean Isle Beach	NC	9,002	400,000	0.7	100.0%	2010 / NAP	74,890	8.32	3/31/2026
Dollar General	Hot Springs	VA	9,026	400,000	0.7	100.0%	2011 / NAP	70,301	7.79	8/31/2026
Dollar General	Richwood	LA	9,026	400,000	0.7	100.0%	2011 / NAP	75,659	8.38	6/30/2026
Dollar General	Mount Hermon	LA	9,026	400,000	0.7	100.0%	2011 / NAP	70,887	7.85	9/30/2026
Dollar General	Rio Grande City	TX	9,014	300,000	0.6	100.0%	2010 / NAP	68,294	7.58	8/31/2025
Dollar General	Pleasant City	OH	9,014	300,000	0.6	100.0%	2010 / NAP	63,764	7.07	9/30/2025
Dollar General	Tuscaloosa	AL	9,026	300,000	0.6	100.0%	2011 / NAP	69,545	7.70	7/31/2026
Dollar General	Fayetteville	NC	9,002	300,000	0.6	100.0%	2011 / NAP	68,958	7.66	4/30/2026
Dollar General	Payne	OH	9,014	300,000	0.6	100.0%	2010 / NAP	59,185	6.57	10/31/2025
Dollar General	New Matamoras	OH	9,014	300,000	0.6	100.0%	2010 / NAP	59,837	6.64	10/31/2025
Dollar General	Marthasville	MO	9,100	300,000	0.6	100.0%	2011 / NAP	60,548	6.65	12/31/2026
Dollar General	Greenville	MS	9,026	300,000	0.6	100.0%	2011 / NAP	65,223	7.23	11/30/2026
Dollar General	Choudrant	LA	9,026	300,000	0.6	100.0%	2011 / NAP	59,405	6.58	10/31/2026
Dollar General	Red Level	AL	9,014	300,000	0.6	100.0%	2010 / NAP	63,923	7.09	10/31/2025
Dollar General	Licking	MO	9,014	300,000	0.6	100.0%	2010 / NAP	62,583	6.94	8/31/2025
Dollar General	Lyford	TX	9,100	300,000	0.6	100.0%	2010 / NAP	60,281	6.62	8/31/2025
Dollar General	Mangham	LA	9,026	300,000	0.6	100.0%	2011 / NAP	62,983	6.98	9/30/2026
Dollar General	Danville	VA	9,100	300,000	0.6	100.0%	2011 / NAP	56,364	6.19	5/31/2026
Dollar General	Mellen	WI	9,026	300,000	0.6	100.0%	2011 / NAP	60,997	6.76	7/31/2026
Dollar General	Forest	OH	9,014	300,000	0.6	100.0%	2010 / NAP	55,251	6.13	7/31/2025
Dollar General	Pleasant Hill	TN	9,026	300,000	0.6	100.0%	2011 / NAP	56,956	6.31	3/31/2026
Dollar General	Stanberry	MO	9,014	300,000	0.6	100.0%	2010 / NAP	60,416	6.70	9/30/2025
Dollar General	Conway	MO	9,026	300,000	0.6	100.0%	2011 / NAP	60,820	6.74	6/30/2026
Dollar General	Auxvasse	MO	9,026	300,000	0.6	100.0%	2011 / NAP	60,280	6.68	6/30/2026
Dollar General	Minong	WI	9,026	300,000	0.6	100.0%	2011 / NAP	57,547	6.38	1/31/2026
Dollar General	Solon Springs	WI	9,026	300,000	0.6	100.0%	2011 / NAP	57,070	6.32	7/31/2026
Dollar General	Maysville	MO	9,014	300,000	0.6	100.0%	2010 / NAP	52,188	5.79	9/30/2025
Dollar General	Grand Ridge	FL	9,014	300,000	0.6	100.0%	2010 / NAP	54,064	6.00	6/30/2025
Dollar General	Edwards	MS	9,100	300,000	0.6	100.0%	2011 / NAP	59,849	6.58	10/31/2026
Dollar General	Vass	NC	9,026	300,000	0.6	100.0%	2011 / NAP	56,636	6.27	6/30/2026
Dollar General	Walnut Grove	MS	9,026	300,000	0.6	100.0%	2011 / NAP	58,347	6.46	11/30/2026
Dollar General	King City	MO	9,100	300,000	0.6	100.0%	2010 / NAP	53,591	5.89	8/31/2025
Total / Weighted Avg.			615,235	$54,300,000	100.0%	100.0%		$7,589,261	$12.34

(1)
FedEx Ground – Blauvelt, NY is an industrial property. US Department of Agriculture – Grangeville, ID and Social Security Administration – Cocoa, FL are office properties. All of the other ARC Portfolio IV Properties are retail properties.

(2)	FedEx is not in physical occupancy of its space, but is paying contractual rent. FedEx is expected to take physical occupancy in May or June of 2012.
(3)
Walgreens – Maplewood, NJ may terminate its lease as of the last day of the 300th full calendar month of the term (10/31/2036) and at the end of the 360th, 420th, 480th, 540th, 600th, 660th, 720th, 780th or 840th calendar month of the lease term with six months’ notice.

(4)
Walgreens – Stevensville, MI may terminate its lease as of the last day of the 300th full calendar month of the term (10/31/2032) and at the end of any month thereafter, provided that the tenant gives 12 months notice.

(5)
Walgreens – Coalinga, CA may terminate its lease as of the last day of the 300th full calendar month of the term (10/6/2033) and at the end of any month thereafter, provided that the tenant gives 12 months notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ARC PORTFOLIO IV

The following table presents certain information relating to the tenants at the ARC Portfolio IV Properties:

Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration
FedEx(2)	NR / Baa1 / BBB	142,139	23.1%	$3,553,474	37.6%	$25.00	1/31/2027
Dollar General	NR / Ba1 / BBB-	374,008	60.8	3,422,384	36.2	9.15	Various(3)
Walgreens	NR / A3 / A	42,001	6.8	1,254,872	13.3	29.88	Various(4)(5)
US Department of Agriculture	AAA / Aaa / AA+	36,990	6.0	741,531	7.8	20.05	10/31/2022
Advanced Auto Parts	NR / Baa3 / BBB-	14,000	2.3	251,540	2.7	17.97	Various(6)
Social Security Administration	AAA / Aaa / AA+	6,097	1.0	225,503	2.4	36.99	3/2/2020
Total Tenants		615,235	100.0%	$9,449,304	100.0%	$15.36
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		615,235	100.0%	$9,449,304	100.0%	$15.36

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	FedEx is not in physical occupancy of its space, but is paying contractual rent. FedEx is expected to take physical occupancy in May or June of 2012.
(3)	Dollar General lease expirations range from 1/31/2025 to 1/31/2027.
(4)	Walgreens lease expirations: 10/31/2082 (Walgreens – Stevensville, MI); 10/6/2083 (Walgreens – Coalinga, CA); and 10/31/2086 (Walgreens – Maplewood, NJ).
(5)
Walgreens – Maplewood, NJ may terminate its lease as of the last day of the 300th full calendar month of the term (10/31/2036) and at the end of the 360th, 420th, 480th, 540th, 600th, 660th, 720th, 780th or 840th calendar month of the lease term with six months notice.  Walgreens – Stevensville, MI may terminate its lease as of the last day of the 300th full calendar month of the term (10/31/2032) and at the end of any month thereafter, provided that the tenant gives 12 months notice.  Walgreens – Coalinga, CA may terminate its lease as of the last day of the 300th full calendar month of the term (10/6/2033) and at the end of any month thereafter, provided that the tenant gives 12 months notice.

(6)	Advanced Auto Parts lease expirations: 8/31/2021 (Advanced Auto Tomball – Houston, TX) and 10/31/2021 (Advanced Auto Jones – Houston, TX).

The following table presents the lease rollover schedule at the ARC Portfolio IV Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	6,097	1.0	1.0%	225,503	2.4	36.99	1
2021	14,000	2.3	3.3%	251,540	2.7	17.97	2
2022	36,990	6.0	9.3%	741,531	7.8	20.05	1
2023 & Thereafter	558,148	90.7	100.0%	8,230,731	87.1	14.75	44
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	615,235	100.0%		$9,449,304	100.0%	$15.36	48

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the ARC Portfolio IV Properties:

Historical Leased %(1)
	2009	2010	2011
Owned Space	NAV	NAV	NAV

(1)	The ARC Portfolio IV Properties were acquired between 2011 and 2012 at a cost of $118,226,185. Historical occupancy and financial information was not available.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ARC PORTFOLIO IV

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the ARC Portfolio IV Properties:

Cash Flow Analysis(1)(2)
	Underwritten	Underwritten $ per SF
Base Rent(3)	$9,449,304	$15.36
Gross Up Vacancy	0	0.00
Total Rent	$9,449,304	$15.36
Total Reimbursables	2,352,161	3.82
Other Income	310	0.00
Mark-to-Market	(375,418)	(0.61)
Less Vacancy & Credit Loss	(545,805)	(0.89)
Effective Gross Income	$10,880,552	$17.69

Total Operating Expenses	$2,924,267	$4.75

Net Operating Income	$7,956,285	$12.93
TI/LC	241,777	0.39
Capital Expenditures	125,247	0.20
Net Cash Flow	$7,589,261	$12.34

(1)	The ARC Portfolio IV Properties were acquired between 2011 and 2012 at a cost of $118,226,185. Historical occupancy and financial information was not available.
(2)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(3)
Base rent includes a contractual rent step at the FedEx Ground – Blauvelt, NY Property. The rent step was calculated at the present value of the lease’s rent step in 2018, discounted at an 11% discount rate, which amounts to $93,472. However, given the appraiser’s market rent conclusion of $25 psf, FedEx’s base rent was capped at $25 psf, which equates to an additional $64,106 in underwritten base rent.

■
Appraisal.  According to the appraisal, the ARC Portfolio IV Properties had an “as-is” appraised value of $117,770,000 as of an effective date ranging, on a property-by-property basis, from October 24, 2011 to February 6, 2012.

■
Environmental Matters.  According to the Phase I reports, dated from September 13, 2011 to February 24, 2012, there are no recommendations for further action at any of the ARC Portfolio IV Properties except the Walgreens – Stevensville, MI Property and the Walgreens – Coalinga, CA Property.

The Walgreens – Stevensville, MI Property site is classified as a leaking underground storage tank (LUST) site.  The site was formerly operated as a gas station from approximately 1968 to 2006. The former gas station was razed, the underground storage tanks were removed, and a portion of the identified contamination was remediated prior to the development of the current Walgreens Pharmacy at the Walgreens – Stevensville Property. The environmental consultant recommended that ownership should take any and all actions required to meet the due care requirements in order to maintain the liability protection afforded under a Baseline Environmental Assessment (BEA). The due care requirements include the following: (i) no actions are taken that could exacerbate the contamination, (ii) the intended use of the property will not result in unacceptable exposures to hazardous substances, (iii) reasonable precautions are taken with respect to acts of third parties, and (iv) notifications are sent to the Michigan Department of Environmental Quality (MDEQ) and others, if necessary.

Based on residual arsenic in soil at the The Walgreens – Coalinga, CA Property site, an agreement with the California Department of Toxic Substance Controls (DTSC) exists whereby a Deed Restriction is in place for the site which restricts the uses of the site to commercial uses and prohibits residential development.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ARC PORTFOLIO IV

■
The Borrowers.  The borrowers are 48 Delaware limited liability companies, each a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the ARC Portfolio IV Loan.  The borrowers of the ARC Portfolio IV Loan are indirectly owned by American Realty Capital Operating Partnership III, L.P., the non-recourse carveout guarantor under the ARC Portfolio IV Loan.

In connection with the transfer of the ARC Portfolio IV Properties occupied by the US Department of Agriculture and the Social Security Administration, respectively, the General Services Administration is entitled to approve the transferee.  Pending approval, those government tenants are entitled under their respective leases to withhold the payment of rent, which will be paid in full at such time as the approval is given.  Approval of the loan sponsor and the related borrowers by the General Services Administration is currently still pending.  However, the originator escrowed an amount equal to the rent payable for the two (2) affected ARC Portfolio IV Properties through and including October, 31 2012 (see “—Escrows” below), and it is the originator’s understanding that such approval should be ministerial.  The General Services Administration’s failure to approve the loan sponsor and the related borrowers would constitute an event of default under the ARC Portfolio IV Loan.

■
Escrows. At origination, the borrowers funded an escrow reserve in the amount of $516,263 in respect of certain tax expenses, $488,554 in respect of rent that is being withheld by the US Department of Agriculture and the Social Security Administration until the new ownership (loan sponsor) is approved by the General Services Administration, and $43,000 in respect of punch list items associated with the build-out of FedEx’s space at the FedEx Ground – Blauvelt, NY Property. On each due date, the borrower is required to fund a tax reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes over the then succeeding twelve month period (excluding the Walgreens – Maplewood, NJ, Walgreens – Stevensville, MI, and Walgreens – Coalinga, CA Properties, for which the tenant is obligated to pay the taxes directly).  Further, the borrowers are required to deposit $10,437 monthly into a replacement reserve if (i) any tenant is not in full compliance with those provisions of the applicable leases requiring any tenant to maintain the property and to pay all operating expenses and capital expenditures related thereto (including roof and structural maintenance) directly to the applicable party or (ii) an ARC Portfolio IV Trigger Period exists.

An “ARC Portfolio IV Trigger Period” means a period (A) commencing upon the earlier of (i) the occurrence and continuance of an event of default and (ii) the debt service coverage ratio being less than 1.40x; and (B) expiring upon (x) with regard to any ARC Portfolio IV Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default and (y) with regard to any ARC Portfolio IV Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.50x for two (2) consecutive calendar quarters.

■
Lockbox and Cash Management.  The ARC Portfolio IV Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender controlled lockbox account. On each business day, sums on deposit in the lockbox account are required to be transferred to either: (i) provided no ARC Portfolio IV Trigger Period exists, the borrower; or (ii) if an ARC Portfolio IV Trigger Period exists, the cash management account and applied in accordance with the loan payment waterfall set forth in the loan agreement.

■
Property Management.  The ARC Portfolio IV Properties are currently managed by American Realty Capital Properties III, LLC, an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the ARC Portfolio IV Properties may not be managed by any other party, other than a management company approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender may require the borrower to replace the property manager if there is a material default by the property manager under the management agreement after the expiration of any applicable cure period.  Upon the occurrence of an event of default or ARC Portfolio IV Trigger Period, a default by the property manager under the management agreement beyond any applicable cure period or the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may require the borrower to replace the property manager with a

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ARC PORTFOLIO IV

new property manager selected by the lender and with respect to which Rating Agency Confirmation has been received.

■
Release of Collateral. Provided no event of default is then continuing under the ARC Portfolio IV Loan, the borrowers have the right at any time, on or after the first due date following the second anniversary of the securitization closing date, to obtain the release of one or more of the ARC Portfolio IV Properties from the liens of the loan documents, subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) defeasance (or, during the open prepayment period, prepayment) of an amount equal to 115% of the allocated loan amount with respect to the individual ARC Portfolio IV Property to be released, (ii) after giving effect to the release, the debt service coverage ratio (as calculated under the loan agreement) for the remaining ARC Portfolio IV Properties is no less than the greater of (a) 2.30x and (b) the debt service coverage ratio for all the ARC Portfolio IV Properties (including the individual ARC Portfolio IV Property to be released) subject to the mortgage lien immediately prior to the release; (iii) after giving effect to the release, the debt yield (as calculated under the loan agreement) for the remaining ARC Portfolio IV Properties is no less than the greater of (a) 14.0% and (b) the debt yield of all the ARC Portfolio IV Properties (including the individual ARC Portfolio IV Property to be released) subject to the mortgage lien immediately prior to the release; (iv) after giving effect to the release, the loan-to-value ratio (as calculated under the loan agreement) for the remaining ARC Portfolio IV Properties is no greater than the lesser of (a) 46.1% and (b) the loan-to-value ratio of all the ARC Portfolio IV Properties (including the individual ARC Portfolio IV Property to be released) subject to the mortgage lien immediately prior to the release; and (v) after giving effect to such release, at least 50% of the underwritable cash flow of the ARC Portfolio IV Properties then remaining must be derived from investment grade tenants pursuant to leases that are not scheduled to expire prior to the maturity date of the ARC Portfolio IV Loan.

■
Tenants in Common / Delaware Statutory Trust. At any time after thirty (30) days following securitization closing date, the borrowers are permitted to sell up to forty-nine percent (49%) of their interest in the ARC Portfolio IV Properties as tenancy-in-common ownership interests or as beneficial ownership interests in a to be established Delaware Statutory Trust, subject to the satisfaction of certain conditions set forth in the loan documents.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The borrower must maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the ARC Portfolio IV Properties, plus twelve (12) months of business interruption coverage. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $10,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

101 LUDLOW

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

101 LUDLOW

101 Ludlow
101 Ludlow Street
New York, NY 10002
NEW YORK
MANHATTAN
QUEENS
BROOKLYN
West New York
Guttenberg
Hoboken
Hudson River
East River
UPPER WEST SIDE
UPPER EAST SIDE
WEST SIDE
EAST SIDE
GARMENT DISTRICT
CHELSEA
MURRAY HILL
GRAMERCY
STUYVESANT TOWN
WEST VILLAGE
GREENWICH VILLAGE
EAST VILLAGE
SOHO
LITTLE ITALY
LOWER EAST SIDE
CHINATOWN
TRIBECA
Metropolitan Hospital
Guggenheim Museum
Children's Museum of Manhattan
Metropolitan Museum of Art
American Museum of Natural History
CENTRAL PARK
Jacqueline Onassis Reservoir
Carl Schurz Park
The Frick Collection
Rockefeller University
New York Public Library
Fordham University
General Motors Bldg
Carnegie Hall
Lever House
Seagram Building
Goldwater Memorial Hospital
Radio City
Rockefeller Center
Polyclinic Hospital
Times Square
Grand Central Terminal
United Nations
Chrysler Building
Port Authority
Macy's
Empire State Building
Madison Square Garden
NYU Medical Center
Bellevue Hospital
225 Fifth Avenue
Madison Square Park
Gramercy Park
Stuyvesant Square
Union Square
Tompkins Square
Washington Square Park
NYU
Hamilton Fish Park
Tenement Museum
Historic Orchard Street Shopping
Sara Roosevelt Park
Seward Park
City Hall
World Trade Center
New York Downtown Hospital
South Street Seaport
Brooklyn Support Activity
Cumberland Hospital
Fort Greene Park
Gallery at Fulton Street
Atlantic Center
Saint Johns Hospital
McCarren Park
Stevens Institute Of Technology
JFK Stadium
Saint Mary Hospital
Church Square Park
Stevens Park
Newport Center
Hamilton Park
Van Vorst Park
Liberty State Park
North Hudson Park
DeWitt Clinton Park
Chelsea Park
HENRY HUDSON PKWY
FDR DR
TRIBOROUGH BRG
QUEENSBORO BRIDGE
QUEENS BLVD
QUEENS MIDTOWN TUNNEL
LINCOLN TUNNEL
HOLLAND TUNNEL
WILLIAMSBURG BRIDGE
MANHATTAN BRIDGE
BROOKLYN BRIDGE
BROOKLYN QUEENS EXPY
BROOKLYN BATTERY
BROADWAY
E 79TH ST
E 57TH ST
W 42ND ST
W 23RD ST
W 14TH ST
E 14TH ST
E HOUSTON ST
CANAL ST
GRAND ST
BOWERY
40TH AVE
42nd Street
LIVINGSTON ST
9A
25A
25
278
495
139
78
478
MAP © 2012 CARTIFACT, INC. LOS ANGELES, CA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

101 LUDLOW

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	New York, New York	Cut-off Date Principal Balance	$52,511,018
Property Type	Multifamily	Cut-off Date Principal Balance per Bed	$145,459.88
Size (Beds)	361	Percentage of Initial Pool Balance	3.2%
Total Occupancy as of 2/23/2012	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/23/2012	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2007-2009 / NAP	Mortgage Rate	6.2910%
Appraised Value	$79,000,000	Original Term to Maturity (Months)	144
Original Amortization Term (Months)	425
Underwritten Revenues	$6,259,474
Underwritten Expenses	$1,233,001	Escrows
Underwritten Net Operating Income (NOI)	$5,026,473	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,936,223	Taxes(1)	$226,620	$86,363
Cut-off Date LTV Ratio	66.5%	Insurance(1)	$47,138	$7,323
Maturity Date LTV Ratio	60.9%	Replacement Reserves(1)(2)	$0	$7,479
DSCR Based on Underwritten NOI / NCF	1.29x / 1.27x	TI/LC(1)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.6% / 9.4%	Other(1)(3)	$217,284	$0

Sources and Uses(4)
Sources	$	%	Uses	$	%
Loan Amount	$56,693,683	90.0%	Purchase Price / Development	$57,275,731	90.9%
B-Note	6,299,298	10.0	Closing Costs	4,465,248	7.1
Reserves(5)	1,248,000	2.0
Interim Interest	4,002	0.0
Total Sources	$62,992,981	100.0%	Total Uses	$62,992,981	100.0%

(1)	Upfront reserves are based on July 25, 2011, the date of purchase of the 101 Ludlow Loan by Jefferies LoanCore LLC.
(2)	The Replacement Reserve has a cap of $179,500 (the “Replacement Reserve Cap”).
(3)	Other upfront reserve includes a cash collateral reserve of $217,284.
(4)
The 101 Ludlow Whole Loan had an aggregate principal balance of up to $63,000,000; however, it was never fully funded and no future funding obligations remain.  The Sources and Uses are based on the actual funded loan amounts made throughout the term of the 101 Ludlow Whole Loan.

(5)
Reserves include $1,198,000 for the additional rent paid to the borrower by the School of Visual Arts, Inc. upon the execution of its lease, which reserve was released to the borrower on April 27, 2009 and $50,000 for taxes and insurance that were funded at origination of the 101 Ludlow Loan.

■
The Mortgage Loan.  The mortgage loan (the “101 Ludlow Loan”) is a senior note in a whole loan (the “101 Ludlow Whole Loan”), which is evidenced by two notes and is secured by a first mortgage encumbering two condominiums units used for student housing and retail in a building in New York, New York (the “101 Ludlow Property”).  The 101 Ludlow Whole Loan was originated by Bear Stearns Commercial Mortgage, Inc. in January 2007 and transferred to Maiden Lane Commercial Mortgage-Backed Securities Trust 2008-1 in 2008.  The 101 Ludlow Whole Loan had an original aggregate principal balance of up to $63,000,000, had an outstanding principal balance as of the Cut-off Date of $58,345,575 and accrues interest at an interest rate of 6.2910% per annum. The 101 Ludlow Loan was purchased by Jefferies LoanCore LLC on July 25, 2011 and represents approximately 3.2% of the Initial Pool Balance.  The 101 Ludlow Loan had an outstanding principal balance as of the Cut-off Date of $52,511,018 and an interest rate of 6.2910% per annum.  The proceeds of the 101 Ludlow Whole Loan were used to acquire and construct the 101 Ludlow Property.

The 101 Ludlow Loan had an initial term of 144 months and, as of the Cut-off Date, has a remaining term of 80 months.  The 101 Ludlow Loan requires static monthly payments of $324,000 for principal and interest until maturity, based on an approximate 425 month original amortization schedule.  The scheduled maturity date is the due date in February 2019.  Voluntary prepayment of the 101 Ludlow Loan is prohibited prior to November 5, 2018.  Defeasance with non-redeemable securities evidencing an obligation to timely pay principal and/or interest that are direct obligations of the United States of America is permitted at any time on or after July 5, 2014.

■
The Mortgaged Property.  The 101 Ludlow Property is a 20-story student housing complex.  The 101 Ludlow Property is located in the Lower East Side neighborhood of Manhattan.  Completed in January 2009, the 101 Ludlow Property comprises two condominium interests, a 306-unit, 361-bed student housing building (the “Tower Unit”) and a 471 SF retail unit which is currently vacant.  A third condominium interest, which is not part of the 101 Ludlow Property, contains ground floor and basement space.  The 101 Ludlow Property offers 251 single rooms, 47 double rooms units and 8 ADA accessible rooms with an average unit size of 196 SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

101 LUDLOW

The 101 Ludlow Property’s first floor lobby includes a 24-hour building attendant, a mail room and an elevator waiting area. Amenities include an outdoor terrace available on the second floor setback, bicycle racks, a basement containing a community room and lounge, a large kitchen and storage area for tenants. The basement laundry room offers residents the use of 12 washers and 13 dryers.

The following table presents certain information relating to the units and rent at the 101 Ludlow Property(1):
Unit Type	Renovated	# of Beds	# of Units	SF	Monthly Market Rent per Bed	Total Yearly Market Rent(2)	Monthly Actual Rent per Bed	Total Yearly Actual Rent(2)
Single	Yes	251	251	182	$1,330	$4,006,147	$1,417	$4,267,866
Double – South	Yes	68	34	274	637	259,746	1,356	553,429
Double – Upper floor	Yes	26	13	257	637	99,314	1,356	211,605
ADA Accessible	Yes	16	8	219	637	61,117	1,356	130,219
Total / Wtd. Avg.		361	306	196	$1,320	$4,846,500	$1,369	$5,163,119

(1)	As provided by the borrower.
(2)	Market and Actual rents per bed are shown on an annual basis.

As of February 23, 2012, the 101 Ludlow Property was 100.0% leased to the School of Visual Arts, Inc. (“SVA”) pursuant to a lease (the “SVA Lease”) executed on January 30, 2007 with a 40-year term that expires in January 2047.  All the beds are leased on a triple-net basis to SVA for an annual base rent of $1,125 per bed monthly. Each year, SVA’s base rent increases by the lesser of 3% or the percentage change in CPI.  SVA is responsible for real estate tax payments below $12 per SF and above $14 per SF based on the 101 Ludlow Property’s square footage.

On March 19, 2010, SVA entered into a sublease with The King’s College for 126 beds at the 101 Ludlow Property plus a staff member’s apartment for the 2010-2011 and 2011-12 school years.  The initial gross monthly sublease rates were $1,200 per bed plus $1,500 for the staff apartment.  The sublease with The King’s College has been extended through the 2012-2013 and the 2013-2014 school years at a rate of $1,278 per bed plus $1,577 for the staff apartment.  The staff apartment is rented for a 12-month period.

The following table presents certain information relating to historical leasing at the 101 Ludlow Property:

Historical Leased %(1)
	12/31/2009	12/31/2010	12/31/2011
Owned Space	100.0%	100.0%	100.0%

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

101 LUDLOW

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 101 Ludlow Property:

Cash Flow Analysis(1)
	2010	2011	Underwritten(2)	Underwritten $ per Bed
Base Rent	$4,948,679	$5,021,595	$5,163,119	$14,302
Vacancy Loss	0	0	0	0
Credit Loss	0	0	0	0
Concessions	0	0	0	0
Total Rent Revenue	$4,948,679	$5,021,595	$5,163,119	$14,302
Miscellaneous Revenue	0	0
Reimbursement Revenue	1,084,987	1,096,354	1,096,355	3,037
Effective Gross Income	$6,033,666	$6,117,949	$6,259,474	$17,339

Total Operating Expenses	1,302,091	1,199,864	1,233,001	3,416

Net Operating Income	$4,731,575	$4,918,085	$5,026,473	$13,924
Replacement Reserves	90,250	90,250	90,250	250
Net Cash Flow	$4,641,325	$4,827,835	$4,936,223	$13,674

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the adjusted in-place cash flows.

(2)
Underwriting based on the February 2012 contractual rent and reimbursements payments.  Contractual rent increased 1.8% over 2011.  Loan seller underwrote a 2.0% management fee and $250 per bed for replacement reserves.

■
Condominium.  The 101 Ludlow Property is comprised of two contiguous condominium interests.  A third condominium interest, which is not part of the collateral, contains a ground floor and basement space. The borrower owns two of the three condominium units, together with a 90% interest in the common elements.  The condominium board has three members, two of which have been appointed by the borrower.  Pursuant to the loan documents, the condominium association (rather than the borrower) is required to maintain certain insurance.  Also, reconstruction in the case of casualty or condemnation will be subject to the requirements of the Restrictive Declaration (and the condominium statute).

■	Appraisal. According to the appraisal, the 101 Ludlow Property had an “as-is” appraised value of $79,000,000 as of an effective date of September 23, 2011.

■	Environmental Matters. According to the Phase I, dated September 21, 2011, there are no recommendations for further action at the 101 Ludlow Property.

■
The Borrower.  The borrower is 101 Ludlow LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in 2010, at completion of construction. The non-recourse carveout guarantors under the 101 Ludlow Loan are Charles Blaichman, Richard Born, Scott Sabbagh and Ira Drukier, jointly and severally. The borrower is indirectly owned by Charles Blaichman, Richard Born, Ira Drukier, Scott Sabbagh, The J Companies LLC and S and S Ehrlich LLC.

■
Escrows. On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve month period, and (ii) until the Replacement Reserve Cap (being $179,500) is reached, an amount equal to $250 per bed required by the SVA Lease for replacements and repairs required to be made during the year to the extent that the SVA Lease (or a replacement net lease) requires the borrower to perform such replacements or repairs (which amount may be re-assessed by lender from time to time).

During the continuance of a 101 Ludlow Cash Trap Period, the loan documents require that all excess amounts on deposit in the lockbox account, after the payment of debt service and the funding of required monthly escrows for, among other things, real estate taxes, insurance, replacement reserves, and monthly operating expenses

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

101 LUDLOW

incurred in accordance with a related approved budget are reserved and held as additional collateral for the 101 Ludlow Loan.

A “101 Ludlow Cash Trap Period” commences upon the occurrence of an event of default under the loan documents, a bankruptcy action relating to the borrower, the managing member of the borrower or a mezzanine borrower (should lender convert a portion of the mortgage into a mezzanine loan pursuant to the loan documents), a bankruptcy action relating to the property manager, a 101 Ludlow DSCR Trigger Event, a bankruptcy or like event relating to the tenant under the SVA Lease or the tenant under a Replacement Net Lease or a 101 Ludlow Tenant Trigger Event.  A “101 Ludlow DSCR Trigger Event” will occur if the debt service coverage ratio based on the trailing 12 month period (annualized) immediately preceding the determination date is less than 1.05x.  A “101 Ludlow Tenant Trigger Event” will occur if there is a bankruptcy action relating to SVA or the tenant under any Replacement Net Lease, the termination of the SVA Lease or replacement net lease, or if the tenant under the SVA Lease or replacement net lease “goes dark.”  A “Replacement Net Lease” is a triple net lease for all, or substantially all, of the premises leased pursuant to the SVA Lease, on terms at least as favorable to the borrower as the terms of the SVA Lease and otherwise acceptable to the lender in its sole but good faith judgment with a tenant acceptable to the lender in it sole but good faith judgment.

If a 101 Ludlow Cash Trap Period occurs as a result of a 101 Ludlow DSCR Trigger Event, the 101 Ludlow DSCR Trigger Event is cured if the debt service coverage ratio is greater than 1.15x based upon the trailing 12 month period as of the three consecutive distribution dates occurring thereafter. If a 101 Ludlow Cash Trap Period occurs as a result of a Tenant Trigger Event, the Tenant Trigger Event is cured if a tenant under a Replacement Net Lease is in possession of the SVA premises and paying full contractual rent as evidenced by an estoppel certificate acceptable to lender and if the tenant under the Replacement Net Lease has executed and delivered a subordination non-disturbance agreement in form and substance satisfactory to lender.

SVA has provided two letters of credit (“LOCs”) in the amounts of $4,846,500 (“Security LOC”) and $403,875 (“Initial Rent LOC”) in support of its obligations under the SVA Lease. The LOCs are evergreen and renew automatically throughout the 101 Ludlow Loan term.  The SVA Lease allows for the reduction of the Security LOC to six months’ base rent after five years through the SVA Lease term and Security LOC reduction to three months’ base rent after ten years through the lease term, provided that there has been no assignment of the SVA Lease, and further provided that there has been no material adverse change in SVA’s certified financial statements. The current LOCs are provided by Wells Fargo Bank.

■
Lockbox and Cash Management.  The 101 Ludlow Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the SVA tenant (and any other tenant) to pay their rents directly to the lockbox account and, in addition, requires the borrower or the property manager to deposit all amounts received by the borrower into the lockbox account within one business day after receipt.  All amounts in the lockbox are to be swept to the lender-controlled cash management account on a daily basis.  Provided that no event of default under the 101 Ludlow Loan is continuing, all funds in the cash management account are applied to pay debt service and to fund required reserves and, if no 101 Ludlow Cash Trap Period exists (and no event of default exists), will be remitted to the borrower directly.

■
Property Management. The 101 Ludlow Property is currently managed by an affiliate of the borrower, CBJ Management LLC.  Under the loan documents, the 101 Ludlow Property must be managed by the existing manager or by a management company which, in the reasonable judgment of the lender, is reputable and experienced (and which may be an affiliate of the borrower) possessing experience in managing similar properties (in size, scope, use and value) provided that the borrower has provided a Rating Agency Confirmation and, if such person is affiliated with the borrower, an additional non-consolidation opinion.  Upon the occurrence of an event of default that is continuing, a default of property manager under the management agreement, the filing of a bankruptcy petition or a similar event with respect to the property manager, or the debt service coverage ratio being less than 1.15x, the lender may require the borrower to replace the manager with an approved property manager selected by the lender.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

101 LUDLOW

■
Mezzanine or Subordinate Indebtedness.  The borrower is prohibited from incurring additional debt secured by the 101 Ludlow Property (other than trade payables in the ordinary course) and from permitting a sale or pledge of the interests in the borrower without the prior written consent of lender.

As of the Cut-off Date, Yellow Brick Real Estate Capital I, LLC holds the junior note in the 101 Ludlow Whole Loan (the “101 Ludlow Companion Loan”), which is subordinate in right of payment following a material default under the 101 Ludlow Whole Loan.  The 101 Ludlow Companion Loan has an outstanding principal balance as of the Cut-off Date of $5,834,557 and accrues at a rate of 6.2910% per annum.  Certain terms and conditions of the co-lender agreement between the holders of the 101 Ludlow Loan and the 101 Ludlow Companion Loan, including the rights of the holder of the 101 Ludlow Companion Loan to approve and direct material servicing actions relating to 101 Ludlow Whole Loan, replace the special servicer with respect to the 101 Ludlow Whole Loan, cure defaults under the 101 Ludlow Loan and the 101 Ludlow Whole Loan and purchase the 101 Ludlow Loan after a material default under the 101 Ludlow Whole Loan, as well as the allocation of collections on 101 Ludlow Whole Loan between such holders, are described under “Description of the Mortgage Pool—The Whole Loans—The 101 Ludlow Co-Lender Agreement” in the Free Writing Prospectus.  Yellow Brick Real Estate Capital I, LLC has granted to the borrower a right of first offer in connection with the sale of the 101 Ludlow Companion Loan (subject to compliance with the requirements and restrictions of the co-lender agreement) and is subject to other customary restrictions on the sale of the 101 Ludlow Companion Loan pursuant to such co-lender agreement.

■
Terrorism Insurance.  If the required “all risk” commercial property insurance carried by the borrower does not cover perils of terrorism or acts of terrorism, the borrower is required to maintain commercial property and rent loss and/or business interruption insurance for loss resulting from perils and acts of terrorism on terms (including amounts) consistent with the property insurance and so long as such additional insurance is available at commercially reasonable rates.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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110 PLAZA SAN DIEGO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

110 PLAZA SAN DIEGO

110 Plaza San Diego
110 West A Street
San Diego, CA 92101
SAN DIEGO
San Diego Zoo
BALBOA PARK
Automotive Museum
Spreckles Organ Pavilion
Aerospace Museum
SAN DIEGO INT'L AIRPORT - LINDBERGH FIELD
PARK WEST
LITTLE ITALY
CORTEZ HILL
CORE
COLUMBIA
GASLAMP QUARTER
EAST VILLAGE
MARINA
SAN DIEGO FWY
CABRILLO FWY
LAUREL ST
KALMIA ST
IVY ST
HAWTHORN ST
GRAPE ST
FIR ST
ELM ST
DATE ST
CEDAR ST
BEECH ST
ASH ST
A ST
B ST
C ST
BROADWAY
WEST BROADWAY
F ST
G ST
MARKET ST
ISLAND AVE
J ST
IMPERIAL AVE
COMMERCIAL ST
RUSS BLVD
PARK BLVD
HARBOR DR
N HARBOR DR
PACIFIC HWY
KETTNER BLVD
INDIA ST
COLUMBIA ST
STATE ST
UNION ST
BRANT ST
ALBATROSS ST
FRONT ST
1ST AVE
2ND AVE
3RD AVE
4TH AVE
5TH AVE
6TH AVE
7TH AVE
8TH AVE
9TH AVE
10TH AVE
11TH AVE
13TH ST
14TH ST
15TH ST
16TH ST
BALBOA DR
W LAUREL ST
Hawthorn Docks
Grape Street Pier
Berkeley
Cruise Ship Terminal
B Street Pier
Broadway Pier
Navy Pier
USS Midway Museum
G Street Pier
Tuna Harbor
Harbor Seafood Mart
Seaport Village
Embarcadero Marina Park North
Embarcadero Marina
Embarcadero Marina Park South
San Diego Bay
Residence Inn SD
Pacific Inn & Suites
County Administration
Firehouse Museum
Hampton Inn SD
Holiday Inn San Diego
McClintock Plaza SC
San Diego Maritime Museum
Pacific Western Bank
Santa Fe Depot
MCASD
Emerald Plaza
Broadway 655
Koll Center
Federal Square
Westfield Horton Plaza
Corporate Suites at Archstone Harborview
Embassy Suites San Diego Bay Downtown
Pantoja Park
Hyatt Manchester Grand San Diego
San Diego Marriott Hotel & Marina
San Diego Convention Center
Petco Park
Omni
Hilton San Diego Bayfront
San Diego Opera
City Hall
San Diego Civic Theatre
Copley Symphony Hall
House of Blues
Yard House
The Melting Pot
VinDeSyrah
Central Library
10th Avenue Theatre
The Tipsy Crow
Chianti
Ghirardelli Ice Cream
Searsucker
Blue Point Coastal Cuisine
Blarney Stone
Fluxx
Stingaree
Oceanaire Seafood Room
Sevilla
The Harbor Club
Cowboy Star
San Diego High School
Balboa Stadium
San Diego City College
MAP © 2012 CARTIFACT, INC. LOS ANGELES, CA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

110 PLAZA SAN DIEGO

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		JLC
Location (City/State)	San Diego, California		Cut-off Date Principal Balance		$52,000,000
Property Type	Office		Cut-off Date Principal Balance per SF		$159.52
Size (SF)	325.977		Percentage of Initial Pool Balance		3.2%
Total Occupancy as of 2/1/2012	85.4%		Number of Related Mortgage Loans		None
Total Owned Occupancy as of 2/1/2012	85.4%		Type of Security		Fee Simple
Year Built / Latest Renovation	1972 / 2001		Mortgage Rate		6.0000%
Appraised Value	$80,000,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months) (1)		360
Underwritten Revenues	$8,715,900
Underwritten Expenses	$3,229,368		Escrows
Underwritten Net Operating Income (NOI)	$5,486,532			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,954,842		Taxes	$219,624	$73,208
Cut-off Date LTV Ratio	65.0%		Insurance	$10,170	$0
Maturity Date LTV Ratio	58.2%		Replacement Reserves	$0	$9,236
DSCR Based on Underwritten NOI / NCF	1.47x / 1.32x		TI/LC	$0	$27,165
Debt Yield Based on Underwritten NOI / NCF	10.6% / 9.5%		Other(2)	$204,875	$0
	Sources and Uses
Sources	$	%	Uses	$	%
Loan Proceeds	$52,000,000	64.5%	Purchase Price	$79,055,272	98.1%
Principal’s New Cash Contribution	28,580,224	35.5	Closing Costs	1,090,283	1.4
			CapEx Reserves	434,669	0.5

Total	$80,580,224	100.0%	Total	$80,580,224	100.0%

(1)	Interest-only for the first 30 months.
(2)
Borrower deposited $204,875 to be used for certain repairs related to deferred maintenance.  Borrower also deposited $27,909 for security deposits held pursuant to certain leases at the 110 Plaza San Diego Property.  Additionally, upon the occurrence of a 110 Plaza San Diego Lease Sweep Period, available cash flow after paying for debt service, operating expenses and the funding of required reserves, is required to be deposited into an account to be used to fund re-tenanting costs related to the space demised pursuant to the 110 Plaza San Diego Lease Sweep Lease until an amount equal to $1,900,000 has been deposited into such reserve account.

■
The Mortgage Loan.  The mortgage loan (the “110 Plaza San Diego Loan”) is evidenced by a note in the original principal amount of $52,000,000 and is secured by a first mortgage encumbering a 18-story, 325,977 SF office tower in San Diego, California (the “110 Plaza San Diego Property”).  The 110 Plaza San Diego Loan was originated by Jefferies LoanCore LLC (“JLC”) on July 1, 2011 and represents approximately 3.2% of the Initial Pool Balance.  The 110 Plaza San Diego Loan had an outstanding principal balance as of the Cut-off Date of $52,000,000 and has an interest rate of 6.0000% per annum.  The borrower utilized the proceeds of the 110 Plaza San Diego Loan to acquire the 110 Plaza San Diego Property.

The 110 Plaza San Diego Loan had an initial term of 120 months and, as of the Cut-off Date, has a remaining term of 109 months.  The 110 Plaza San Diego Loan requires payments of interest only through January 6, 2014, followed by payments of principal and interest based on a 360 month amortization schedule thereafter until maturity. The scheduled maturity date is the due date in July 2021.  Voluntary prepayment of the 110 Plaza San Diego Loan is prohibited prior to April 6, 2021.  Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith credit of, the United States of America is permitted at any time on or after July 6, 2014.

■
The Mortgaged Property.  The 110 Plaza San Diego Property is a 325,977 SF office building located in San Diego, California.  The 110 Plaza San Diego Property was constructed in 1972 and was renovated in 2001. The largest tenant, the State of CA-Dept. of Justice, occupying 37.1% of the GLA, has been in occupancy since 1992.  JLC has underwritten their rent on a mark-to-market basis, by deducting $3.55 psf.  As of February 1, 2012, Total and Owned Occupancy for the 110 Plaza San Diego Property was 85.4%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

110 PLAZA SAN DIEGO

The following table presents certain information relating to the tenants at the 110 Plaza San Diego Property:

Ten Largest Tenants Based On Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
State of CA-Dept. of Justice(2)	NR / A1 / A-	121,043	37.1%	$3,413,472	45.5%	$28.20	10/31/2015	NA
Sempra Energy	BBB+ / Baa1 / BBB+	33,580	10.3	854,947	11.4	25.46	7/31/2013	NA
Commonwealth Fin. (3)	NR / NR / NR	28,951	8.9	788,642	10.5	27.24	2/29/2016	NA
GSA - Social Security Admin. (4)	AAA / NR / AA+	25,463	7.8	672,223	9.0	26.40	10/30/2014	NA
Cushman & Wakefield of SD	NR / NR / BBB+	15,406	4.7	401,491	5.4	26.06	11/30/2012	1, 5-year option
Parsons Water and Infrastructure	NR / NR / NR	11,572	3.5	298,806	4.0	25.82	10/31/2016	1, 5-year option
G/M Business Interiors of SD	NR / NR / NR	7,318	2.2	209,820	2.8	28.67	7/31/2012	NA
ELS Educational Services	NR / NR / NR	7,722	2.4	203,861	2.7	26.40	12/31/2013	NA
Organic to Go, Inc.	NR / NR / NR	4,812	1.5	120,911	1.6	25.13	2/28/2014	1, 5-year option
David Evans & Assoc.	NR / NR / NR	4,052	1.2	106,973	1.4	26.40	6/30/2012	1, 1-year option
Ten Largest Tenants		259,919	79.7%	$7,071,146	94.3%	$27.21
Remaining Tenants		18,516	5.7	426,289	5.7	23.02
Vacant		47,542	14.6	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		325,977	100.0%	$7,497,435	100.0%	$26.93

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Termination option at any time after April 2013.
(3)	Termination option at any time if borrower fails to provide utilities and various other services in accordance with the lease.
(4)	Termination option at any time.

The following table presents certain information relating to the lease rollover schedule at the 110 Plaza San Diego Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of GLA	Cumulative % of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	35,285	10.8	10.8%	935,077	12.5	26.50	10
2013	42,581	13.1	23.9%	1,091,371	14.6	25.63	5
2014	36,977	11.3	35.2%	970,067	12.9	26.23	5
2015	121,043	37.1	72.4%	3,413,472	45.5	28.20	4
2016	40,523	12.4	84.8%	1,087,448	14.5	26.84	4
2017	0	0.0	84.8%	0	0.0	0.00	0
2018	0	0.0	84.8%	0	0.0	0.00	0
2019	2,026	0.6	85.4%	0	0.0	0.00	2
2020	0	0.0	85.4%	0	0.0	0.00	0
2021	0	0.0	85.4%	0	0.0	0.00	0
2022	0	0.0	85.4%	0	0.0	0.00	0
2023 & Thereafter	0	0.0	85.4%	0	0.0	0.00	0
Vacant	47,542	14.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	325,977	100.0%		$7,497,435	100.0%	$26.93	30

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to recent leasing activity at the 110 Plaza San Diego Property:

Recent Leasing Activity(1)(2)
Tenant	SF	Lease Begin	Lease Term (mos.)	Total Rent ($ psf)	Tenant Improvements ($ psf)
Parsons Water & Infrastructure	11,246	July 2011	65	$25.80	$25.00
Johnson & Weaver, LLP	2,967	August 2011	30	$25.20	None
William Brown	2,333	October 2011	38	$25.80	None
Robert E. Muir	1,154	September 2011	39	$26.40	$10.00

(1)      As provided by the borrower.
(2)      Certain lease comparables shown in the above table may be renewals.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

110 PLAZA SAN DIEGO

The following table presents certain information relating to historical leasing at the 110 Plaza San Diego Property:

Historical Leased %(1)(2)
	2008	2009	2010
Owned Space	89.6%	95.9%	92.4%

(1)	Source: Appraisal.
(2)	Reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 110 Plaza San Diego Property:

Cash Flow Analysis(1)

	2009	2010	2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$9,475,869	$9,254,278	$8,647,120	$8,655,809	$26.55
Mark-to-Market Rent Reduction	0	0	0	(1,158,375)	(3.55)
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$9,475,869	$9,254,278	$8,647,120	$7,497,435	$23.00
Total Reimbursables	376,692	172,432	51,334	69,687	0.21
Other Income	823,531	601,620	800,526	1,148,778	3.52
Less Vacancy & Credit Loss	0	0	0	0	0.00
Effective Gross Income	$10,676,092	$10,028,330	$9,498,980	$8,715,900	$26.74

Total Operating Expenses	$3,833,673	$3,544,662	$3,452,220	$3,229,368	$9.91
Net Operating Income	$6,842,419	$6,483,668	$6,046,760	$5,486,532	$16.83
TI/LC	0	0	0	450,195	1.38
Capital Expenditures	0	0	0	81,494	0.25
Net Cash Flow	$6,842,419	$6,483,668	$6,046,760	$4,954,842	$15.20

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flows based on the rent roll as of 2/1/2011 with rent steps through 12/31/2012.

■	Appraisal. According to the appraisal, the 110 Plaza San Diego Property had an “as-is” appraised value of $80,000,000 as of an effective date of June 17, 2011.

■
Environmental Matters.  The borrower added the 110 Plaza San Diego Property to a multi-property blanket environmental policy that it holds despite there being no known environmental issues at the 110 Plaza San Diego Property and no requirements under the terms of the 110 Plaza San Diego Loan to maintain environmental insurance.  According to the Phase I, dated June 20, 2011, other than developing an O&M Program for Asbestos-Containing Materials, which was provided by IVI Assessment Services, Inc., there are no recommendations for further action at the 110 Plaza San Diego Property.

■
Earthquake Insurance. The borrower is required to obtain and maintain earthquake coverage in its property insurance policy (or by a separate policy) for the improvements at the 110 Plaza San Diego Property referred to as the “Pavilion at 110 Plaza” because this improvement has received a seismic evaluation that estimates a probable maximum loss of 20%.

■
Market Overview and Competition.  The 110 Plaza San Diego Property is located in the San Diego CBD and is considered an A-/B+ building. The 110 Plaza San Diego Property was constructed in 1972, but it underwent a major renovation in 2001. As stated in the appraisal, the 110 Plaza San Diego Property’s direct competitive set includes 6 buildings.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

110 PLAZA SAN DIEGO

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 110 Plaza San Diego Property:

Office Lease Comparables(1)(2)
	Columbia Center	Comerica Bank Building	Golden Eagle Plaza	Merrill Lynch Building	NBC Building	Union Bank Building
Year Built	1982	1974	1969	1982	1976	1966
Total NRA	553,715	336,049	427,988	543,020	330,713	330,173
Total Occupancy	73%	87%	96%	83%	90%	90%
Quoted Rent Rate PSF	$27.00-29.40	$25.20-$29.40	$27.60-$31.20	$27.00-33.00	$28.20-$32.40	$26.40-$30.00
Expense Basis	Base Year	Base Year	Base Year	Base Year	Base Year	Base Year

(1)	Source: Appraisal.
(2)	Certain lease comparables shown in the above table may be renewals.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the 110 Plaza San Diego Property:

Office Sales Comparables(1)
Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price PSF(2)	Occupancy
Columbia Center	San Diego	June 2011	1982	553,715	$142,000,000	$256.45	73%
Emerald Plaza	San Diego	April 2011	1990	364,501	$100,000,000	$274.35	99%
Pacific Arts Plaza	Costa Mesa	November 2010	1979	827,000	$213,000,000	$257.56	67%
Union Bank Plaza	Los Angeles	September 2010	1966	627,334	$208,000,000	$331.56	90%

(1)	Source: Appraisal.
(2)	Transaction amount adjusted for cash equivalency and/or deferred maintenance (where applicable).

■
The Borrower.  The borrower is One Ten Investors, LLC, a Delaware single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 110 Plaza San Diego Loan.  The borrower of the 110 Plaza San Diego Loan is indirectly owned by Gregory P. Forester, who is also the non-recourse carve-out guarantor under the 110 Plaza San Diego Loan, and The Torante Company.  The Torante Company is wholly owned by Michael Eisner, the former CEO of Walt Disney.  Gregory P. Forester founded Forester Properties, Inc., which operates the 110 Plaza San Diego Property.

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $219,624 in respect of certain tax expenses and $10,170 in respect of certain insurance premiums.  In addition, at origination, the borrower deposited $204,875 into a reserve account to pay for certain required repairs at the 110 Plaza San Diego Property.  On each due date, the borrower is required to fund a tax reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes over the then succeeding twelve month period.  So long as borrower maintains insurance policies through an approved blanket insurance program, no further payments on account of insurance premiums are required, provided that at any time, upon lender’s request, the borrower is required to deposit additional sums on account of insurance premiums such that at all times an amount equal to 8.33% of the annual cost of purchasing a stand-alone policy of insurance for the 110 Plaza San Diego Property is on deposit.  Additionally, if borrower either fails to maintain the blanket insurance policy, or fails to deposit additional funds as described in the prior sentence, borrower is required to deposit on each due date one-twelfth of the annual amount estimated by the lender to be required to maintain stand-alone insurance policies for the 110 Plaza San Diego Property.  Additionally, the borrower is required to deposit $9,236 on each due date into an escrow reserve to be used for capital expenses related to the 110 Plaza San Diego Property.  The borrower is also required to deposit $27,165 on each due date into an escrow reserve to be used for future TI/LC costs with respect to the 110 Plaza San Diego Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

110 PLAZA SAN DIEGO

During the continuance of a 110 Plaza San Diego Lease Sweep Period, all available cash flow after payment of escrows, debt service, approved operating expenses and certain fees is required to be paid to lender and lender will transfer such amount into the special rollover reserve escrow for the payment of tenant improvements and leasing commissions incurred in connection with the re-leasing of the space leased pursuant to a lease from borrower’s predecessor-in-interest to the California Department of Justice (the “110 Plaza San Diego Lease Sweep Lease”).  In addition, the borrower is required to (i) establish a reserve account for the deposit of any casualty or condemnation loss proceeds and (ii) upon an event of default under the 110 Plaza San Diego Loan, transfer all tenant security deposits to a reserve account for to be held in accordance with the laws of the State of California, which account was funded in an amount equal to $27,909 for certain leases at the 110 Plaza San Diego Property on the closing date.

A “110 Plaza San Diego Lease Sweep Period” commences (i) upon the first payment date following January 31, 2015, (ii) upon the date which the tenant under the 110 Plaza San Diego Lease Sweep Lease provides notice to borrower that it intends to terminate the 110 Plaza San Diego Lease Sweep Lease, (iii) if the 110 Plaza San Diego Lease Sweep Lease is surrendered, cancelled or terminated prior to its then current expiration date, or (iv) upon the occurrence and continuance (beyond any applicable notice and cure periods) of a default under the 110 Plaza San Diego Lease Sweep Lease by the tenant thereunder, and ends upon the earlier to occur of (x) the accumulation of an amount equal to $1,900,000 in the special rollover reserve escrow (in the aggregate from the date of origination, irrespective of whether funds in the special rollover reserve escrow have been disbursed), and (y) the occurrence of (1) with respect to a 110 Plaza San Diego Lease Sweep Period caused pursuant to clauses (i), (ii) or (iii) above, the re-tenanting of at least 75% of the space demised by the 110 Plaza San Diego Lease Sweep Lease in accordance with the terms and conditions of the loan agreement, or (2) with respect to a 110 Plaza San Diego Lease Sweep Period caused pursuant to clause (iv) above, the cure of such default under the 110 Plaza San Diego Lease Sweep Lease.

■
Lockbox and Cash Management.  The 110 Plaza San Diego Loan requires a hard lockbox, which is already in place.  The loan documents require that all rents received by the borrower or the property manager to be transmitted directly into the lockbox account within one business day after receipt.  The 110 Plaza San Diego Loan also provides for springing cash management.  During any 110 Plaza San Diego Cash Management Period, all amounts in the lockbox account  are to be swept to the lender-controlled cash management account on a daily basis.  On each business day that no 110 Plaza San Diego Cash Management Period under the 110 Plaza San Diego Loan is continuing, all funds in the lockbox account  will be remitted to an operating account designated and accessible by the borrower.  During any 110 Plaza San Diego Cash Management Period, all funds in the cash management account (i) are required to be, in the case of a 110 Plaza San Diego Cash Management Period solely caused by the occurrence and continuance of a 110 Plaza San Diego Lease Sweep Period, following a funding of operating expenses and escrows required pursuant to the 110 Plaza San Diego Loan documents, swept into the special rollover reserve escrow established to pay for the costs of retenanting the space demised pursuant to the 110 Plaza San Diego Lease Sweep Lease, and (ii) during the continuance of an event of default under the 110 Plaza San Diego Loan, may be applied by lender to amounts payable under the 110 Plaza San Diego Loan and/or toward the payment of expenses of the 110 Plaza San Diego Property, in such order of priority as the lender may determine.

A “110 Plaza San Diego Cash Management Period” commences upon the occurrence of any of the following: (i) the maturity date, (ii) an event of default under the 110 Plaza San Diego Loan, (iii) if, as of the last day of each calendar quarter, the debt yield is less than 8% or (iv) the commencement of a 110 Plaza San Diego Lease Sweep Period; and ends upon the occurrence of the following: (1) the 110 Plaza San Diego Loan and all other obligations under the loan documents have been repaid in full or (2) the maturity date has not occurred and (A) with respect to the matters described in clause (ii) above, such event of default has been cured and no other event of default has occurred and is continuing or (B) with respect to the matter described in clause (iii) above, the lender has determined that the 110 Plaza San Diego Property has achieved a debt yield of at least 8% for two (2) consecutive calendar quarters or (C) with respect to the matter described in clause (iv) above, the 110 Plaza San Diego Lease Sweep Period has ended.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

110 PLAZA SAN DIEGO

■
Property Management.  The 110 Plaza San Diego Property is currently managed by One Ten Investors, LLC, an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the 110 Plaza San Diego Property may not be managed by any other party, except for (i) a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received or (ii) a manager which (a) is a reputable national major management company having at least ten (10) years’ experience in the management of commercial office buildings in California of comparable quality to the 110 Plaza San Diego Property, (b) has, for at least ten (10) years prior to its engagement as property manager, managed at least five (5) commercial office buildings of comparable quality to the 110 Plaza San Diego Property, (c) at the time of its engagement as property manager has under management a total leasable square footage of office buildings of comparable quality to the 110 Plaza San Diego Property equal to at least 5,000,000 leasable square feet (1,000,000 of which must be in San Diego) and (d) is not the subject of a bankruptcy proceeding.  The lender may require the borrower to replace the property manager (i) if the borrower has failed to maintain a debt yield of at least 8% for two (2) consecutive calendar quarters, (ii) if there is a default by the property manager under the management agreement, (iii) upon the gross negligence, malfeasance or willful misconduct of the property manager or (iv) if an event of default under the 110 Plaza San Diego Loan has occurred and is continuing.  Notwithstanding the foregoing, with respect to the replacement of the property manager pursuant to clause (i) above, lender is required to consider general economic conditions, relative performance of comparable properties and economic factors beyond the control of the property manager (i.e., whether the failure to maintain the required debt yield is due primarily to (x) an overall decline in properties of the same property type as the 110 Plaza San Diego Property or (y) specific economic conditions affecting the 110 Plaza San Diego Property and not within the property manager’s control (e.g., the bankruptcy or material default of a major contract customer or tenant), provided that lender’s decision in any event will be binding and conclusive.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The borrower is required to obtain and maintain coverage in its policy (or by a separate policy) against loss or damage by terrorist acts, in an amount equal to 100% of the “Full Replacement Cost” of the 110 Plaza San Diego Property, 100% of the rental loss and/or business interruption exposure, and to the full general liability and umbrella liability limits; provided that such coverage is available.  In the event that such coverage with respect to terrorist acts is not included as part of the policies required by the loan agreement, the borrower is required to obtain coverage for terrorism (as standalone coverage) in an amount equal to 100% of the “Full Replacement Cost” of the 110 Plaza San Diego Property plus the rental loss and/or business interruption coverage required under the loan agreement, and to the full general liability and umbrella liability limits under the loan agreement; provided that such coverage is available.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MCCRANEY INDUSTRIAL PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MCCRANEY INDUSTRIAL PORTFOLIO

Daytona Beach
South Daytona
Port Orange
New Smyrna Beach
Edgewater
Ocala
De Land
Lady Lake
DeBary
Deltona
Eustis
Sanford
Leesburg
Altamonte Springs
Casselberry
Titusville
Orlando
Winter Park
CAPE CANAVERAL AIR FORCE STATION
ATLANTIC OCEAN
New Port Richey
Kissimmee
Saint Cloud
Tarpon Springs
Satellite Beach
Haines City
Melbourne
Palm Bay
Dunedin
Oldsmar
Lakeland
Clearwater
Winter Haven
Tampa
Largo
Bartow
Sebastian
Pinellas Park
Gulfport
St Petersburg
Vero Beach
AVON PARK AF BOMBING RANGE
Palmetto
Fort Pierce
Port Saint Lucie
Sarasota
FLORIDA
Stuart
Venice
North Port
Jupiter
Punta Gorda
Lake Okeechobee
Palm Beach Gardens
Riviera Beach
West Palm Beach
Belle Glade
Greenacres
Lake Worth
Fort Myers
Cape Coral
Boynton Beach
Boca Raton
Coral Springs
Deerfield Beach
Tamarac
Pompano Beach
Naples
Plantation
Davie
Fort Lauderdale
Gulf of Mexico
Hollywood
Hialeah
Miami
Homestead
1
2
3
4
5

McCraney Industrial Portfolio

1	Vista Business Park	Various*	West Palm Beach, FL	33411
2	Orlando Central Park	Various**	Orlando, FL	32809
3	Belvedere Business Park	8020-8140 Belvedere Road	West Palm Beach, FL	33411
4	Discovery Lakes	2721 Discovery Lake Drive	Orlando, FL	32826
5	MPC Treasure Coast	7657-7767 SW Ellipse Way	Stuart, FL	34997

*Projects 16B, 17A, 17B & 18 Vista Parkway / Vista Parkway North
**7101 Presidents Drive, 2003 Viscount Row & 1900, 2075 & 2150 Premier Row

MAP © 2012 CARTIFACT, INC. LOS ANGELES, CA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MCCRANEY INDUSTRIAL PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	5	Loan Seller	JLC
Location (City/State)	Various, Florida	Cut-off Date Principal Balance	$47,138,543
Property Type	Industrial / Office	Cut-off Date Principal Balance per SF	$53.50
Size (SF)	881,026	Percentage of Initial Pool Balance	2.9%
Total Occupancy as of 3/31/2012	80.6%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/31/2012	80.6%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate	5.8900%
Appraised Value	$65,900,000	Original Term to Maturity (Months)	63
Original Amortization Term (Months)	360
Underwritten Revenues	$7,772,584
Underwritten Expenses	$2,448,316	Escrows
Underwritten Net Operating Income (NOI)	$5,324,268	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,910,186	Taxes	$658,053	$82,257
Cut-off Date LTV Ratio	71.5%	Insurance	$179,426	$29,904
Maturity Date LTV Ratio	67.3%	Replacement Reserves	$178,000	$12,499
DSCR Based on Underwritten NOI / NCF	1.58x / 1.45x	TI/LC(1)	$600,000	$33,038
Debt Yield Based on Underwritten NOI / NCF	11.3% / 10.4%	Other(2)	$19,625	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$47,500,000	87.9%	Loan Payoff	$50,567,916	93.6%
Other Loan	6,000,000	11.1	Closing Costs	1,826,979	3.4
Principal’s New Cash Contribution	530,000	1.0	Reserves	1,635,105	3.0

Total Sources	$54,030,000	100.0%	Total Uses	$54,030,000	100.0%

(1)	TI/LC reserve is subject to a $600,000 cap.
(2)	Other reserve is for deferred maintenance.

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The Mortgage Loan.  The mortgage loan (the “McCraney Industrial Portfolio Loan”) is evidenced by a note in the original principal amount of $47,500,000 and is secured by a first mortgage encumbering a portfolio of five industrial/office properties located in Orlando, Stuart and West Palm Beach, Florida (the “McCraney Industrial Portfolio”).  The McCraney Industrial Portfolio Loan was originated by Jefferies LoanCore LLC on July 19, 2011 and represents approximately 2.9% of the Initial Pool Balance.  The McCraney Industrial Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $47,138,543 and an interest rate of 5.8900% per annum.  The proceeds of the McCraney Industrial Portfolio Loan were used to refinance existing debt on the McCraney Industrial Portfolio.

The McCraney Industrial Portfolio Loan had an initial term of 63 months and has a remaining term of 53 months.  The McCraney Industrial Portfolio Loan requires payments of interest only through October 6, 2011 followed by payments of principal and interest based on a 360 month amortization schedule thereafter until maturity.  The scheduled maturity date is the due date in November 2016.  Voluntary prepayment of the McCraney Industrial Portfolio Loan is prohibited prior to September 6, 2016.  Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after July 6, 2014.

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The Mortgaged Properties. The McCraney Industrial Portfolio is an 881,026 SF industrial portfolio comprised of five properties (each, a “McCraney Industrial Portfolio Property”) across three Florida locations.  The McCraney Industrial Portfolio Properties are multi-purpose, flex-industrial/general suburban office in use and were developed or acquired by the borrower over the course of 2003 to 2009.  With Total and Owned Occupancy of 80.6% as of March 31, 2012, the McCraney Industrial Portfolio Properties are leased to a diverse group of users including showrooms, medical supply companies, event planners, dispatch services and wholesalers.  A typical flex building in the portfolio is one story (with at least some portion of the rentable area used as office space), contains ceiling heights of 16 feet or more, and has some type of drive-in door.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MCCRANEY INDUSTRIAL PORTFOLIO

The following table presents certain information relating to the McCraney Industrial Portfolio Properties:

Property Name	City	State	Total GLA	Occupancy(1)	Year Built / Renovated(2)	UW NCF	UW NCF per SF
Vista Business Park	West Palm Beach	FL	323,587	82.8%	1990-2008	$2,336,145	$7.22
Orlando Central Park	Orlando	FL	294,200	80.8%	1972,1975,1979	1,041,122	3.54
Discovery Lakes	Orlando	FL	55,078	99.0%	2001	670,046	12.17
Belvedere Business Park	West Palm Beach	FL	109,360	67.6%	2003	457,092	4.18
MPC Treasure Coast	Stuart	FL	98,801	76.9%	2006	405,781	4.11
Total / Wtd. Avg. Portfolio			881,026	80.6%		$4,910,186	$5.57

(1)	Occupancy as of 3/31/2012.
(2)	Renovation year is not applicable.

The following table presents certain information relating to the tenants at the McCraney Industrial Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Lease Renewals
American Standard Inc. (Trane)	NR / Baa1 / BBB+	57,120	6.5%	$652,534	10.5%	$11.42	12/31/2014	3, 5-year options
Northrop Grumman Corporation	BBB+ / Baa1 / BBB+	45,981	5.2	638,217	10.2	13.88	2/28/2014	1,5-year option
ADT Security Services, Inc.	A- / NR / A-	19,064	2.2	313,487	5.0	16.44	9/30/2015	NA
Quantum3D, Inc.(2)	NR / NR / NR	8,545	1.0	147,401	2.4	17.25	4/30/2012	1, 5-year option
American Energy Innovations, LLC	NR / NR / NR	14,800	1.7	126,400	2.0	8.54	4/30/2013	NA
State of Florida Lottery(3)	NR / Aa1 / AAA	5,997	0.7	122,998	2.0	20.51	6/30/2019	2, 5-year options
L.P. Hench Company	NR / NR / NR	11,649	1.3	112,205	1.8	9.63	12/15/2012	NA
Walgreens	NR / A3 / A	5,300	0.6	87,575	1.4	16.52	7/31/2021	2, 5-year options
Image International Inc	NR / NR / NR	6,400	0.7	86,439	1.4	13.51	6/6/2012	NA
Pepperidge Farms	A / A2 / A-	12,960	1.5	82,296	1.3	6.35	11/30/2016	1, 3-year option
Ten Largest Tenants		187,816	21.3%	$2,369,554	38.0%	$12.62
Remaining Tenants		522,368	59.3	3,872,729	62.0	7.41
Vacant		170,842	19.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		881,026	100.0%	$6,242,283	100.0%	$8.79

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Quantum3D, Inc. vacated 4/30/2012.
(3)	State of Florida Lottery can terminate upon six months written notice if a state-owned building becomes available in Palm Beach County.

The following table presents the lease rollover schedule at the McCraney Industrial Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	17,701	2.0%	2.0%	$87,590	1.4%	$4.95	16
2012	181,392	20.6	22.6%	1,591,833	25.5	8.78	56
2013	165,645	18.8	41.4%	1,278,166	20.5	7.72	44
2014	171,024	19.4	60.8%	1,840,574	29.5	10.76	20
2015	60,899	6.9	67.7%	704,401	11.3	11.57	13
2016	52,398	5.9	73.7%	340,089	5.4	6.49	8
2017	49,828	5.7	79.3%	189,056	3.0	3.79	5
2018	0	0.0	79.3%	0	0.0	0.00	0
2019	5,997	0.7	80.0%	122,998	2.0	20.51	1
2020	0	0.0	80.0%	0	0.0	0.00	0
2021	5,300	0.6	80.6%	87,575	1.4	16.52	1
2022	0	0.0	80.6%	0	0.0	0.00	0
2023 & Thereafter	0	0.0	80.6%	0	0.0	0.00	0
Vacant	170,842	19.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	881,026	100.0%		$6,242,283	100.0%	$8.79	164

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MCCRANEY INDUSTRIAL PORTFOLIO

The following table presents certain information relating to recent leasing activity at the McCraney Industrial Portfolio Properties:

Recent Leasing Activity(1)

Tenant	SF	Lease Begin	Lease Term (mos.)	Total Rent ($ psf)	Tenant Improvements ($ psf)
Pepperidge Farms	12,960	January 2012	59	$6.35	$9.62
Savory USA	15,676	March 2012	65	$1.21	$0.53
Ryan Herco Products Corp	15,000	May 2012	63	$3.95	$0.00

(1)	Source: Borrower

The following table presents certain information relating to historical leasing at the McCraney Industrial Portfolio Properties:

Historical Leased %(1)

	2009	2010	2011
Owned Space	71.0%	71.2%	74.4%

(1)	As provided by the borrower which reflects average occupancy for the year.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the McCraney Industrial Portfolio Properties:

Cash Flow Analysis(1)

	2009(2)	2010	2011	Underwritten(3)	Underwritten $ per SF
Base Rent	$3,918,006	$5,717,188	$5,793,411	$6,242,283	$7.09
Overage Rent	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$3,918,006	$5,717,188	$5,793,411	$6,242,283	$7.09
Total Reimbursables	1,088,245	1,686,777	1,419,793	1,582,813	1.80
Parking Income	0	0	0	0	0.00
Other Income(4)	25,252	55,258	38,791	39,050	0.04
Less Vacancy & Credit Loss	0	0	0	(91,562)	(0.10)
Effective Gross Income	$5,031,503	$7,459,223	$7,251,995	$7,772,584	$8.82

Total Operating Expenses	$1,847,058	$2,306,263	$2,454,030	$2,448,316	$2.78

Net Operating Income	$3,184,445	$5,152,960	$4,797,965	$5,324,268	$6.04
TI/LC	0	0	0	264,308	0.30
Capital Expenditures	0	0	0	149,774	0.17
Net Cash Flow	$3,184,445	$5,152,960	$4,797,965	$4,910,186	$5.57

(1)
Certain items such as straight line rent, interest expense, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Excludes Orlando Central Park and Discovery Lakes which were acquired in late 2009.
(3)	Underwriting based on contractual rents as of 3/31/2012 and rent steps through 9/30/2012.
(4)	Includes leasing fees and security deposit forfeitures.

■	Appraisal. According to the appraisals, the McCraney Industrial Portfolio had an “as-is” appraised value of $65,900,000 with effective dates between August 26, 2011 and September 1, 2011.

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Environmental Matters.  According to the Phase I environmental assessments, dated July 18, 2011, other than requesting proof of waste disposal manifests (Belvedere Business Park), period review of agency files and development of an asbestos O&M plan (Orlando Central Park), there are no recommendations for further actions at the McCraney Industrial Portfolio Properties.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MCCRANEY INDUSTRIAL PORTFOLIO

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Market Overview and Competition.  The McCraney Industrial Portfolio is located across three main markets in Florida: West Palm Beach (2 properties, 432,947 SF, 49% NRA), Orlando (2 properties, 349,278 SF, 40% NRA), and Stuart (1 property, 98,801 SF, 11% NRA).  Over 45% of the portfolio net cash flow comes from the West Palm Beach properties.

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The Borrower.  The borrowers are Vista Business Park, Inc., Vista Business Park 17A LLC, Vista Business Park 17B, LLC, Belvedere Business Park, Inc., MPC 4, LLC, JY Presidents 2, LLC and JY Presidents 3, LLC, each a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the McCraney Industrial Portfolio Loan.  The borrowers of the McCraney Industrial Portfolio Loan are indirectly owned, in part, by Steven E. McCraney, who is also the non-recourse carveout guarantor under the McCraney Industrial Portfolio Loan.  The borrowers developed or acquired the assets between 2003 and 2009.

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Escrows.  At origination, the borrowers funded an escrow reserve in the amount of $19,625 in respect of certain deferred maintenance.  In addition, at origination, the borrowers funded an escrow reserve in the amount of $658,053 in respect of certain tax expenses and $179,426 in respect of certain insurance premiums.  On each due date, the borrowers are required to fund a tax, insurance and assessments reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period.  In addition, at origination, the borrowers deposited $600,000 into a reserve account to cover certain unfunded obligations of the borrowers in respect of certain tenant improvements and leasing commissions.  The borrowers are required to fund the tenant improvement and leasing commission reserve monthly in the amount of $33,038; provided that if (x) the McCraney Industrial Portfolio Properties have achieved a rate of occupancy equal to at least 82.5% and (y) the net cash flow (calculated under the loan agreement) is at least $5,000,000, then in the event that the total amount in such reserve exceeds $600,000 (not including a base escrow deposit of $100,000), the borrowers will not be required to fund such reserve until the first due date following the date on which the amount in such reserve falls below $300,000.  In addition, at origination, the borrowers deposited $178,000 into a reserve account to cover capital expenditures.  The borrowers are required to fund the capital expenditures reserve monthly in the amount of $12,499.  In addition, on each due date during the continuance of a McCraney Industrial Portfolio Cash Management Period, a portion of the rents equal to the monthly amount set forth on the approved budget for operating expenses at the McCraney Industrial Portfolio Properties for the following month shall be transferred to an operating reserve.

The McCraney Industrial Portfolio Loan is also structured with a sweep related to a specific tenant, Northrop Grumman Corporation (5% of total NRA, and 10% of total rental revenue).  During the continuance of a Northrop Grumman Lease Sweep Period (provided no McCraney Industrial Portfolio Cash Management Period is then continuing), all rents swept into a lender-controlled cash management account from the Northrop Grumman lockbox account are required to be transferred by lender into a special rollover reserve.  If no event of default is continuing, the borrowers may obtain disbursements from the special rollover reserve for payment of approved leasing expenses. Upon the termination of the subject Northrop Grumman Lease Sweep Period, if no event of default is continuing, and upon lender’s receipt of satisfactory evidence that all approved leasing expenses incurred in connection therewith (and any other expenses in connection with the re-tenanting of the applicable space) have been paid in full, any funds remaining in the special rollover reserve will be disbursed to the borrowers; provided that if a McCraney Industrial Portfolio Cash Management Period is then continuing all such funds shall instead be held as additional cash collateral reserve for the McCraney Industrial Portfolio Loan.

A “Northrop Grumman Lease Sweep Period” commences on the first due date following the occurrence of any of the following: (i) the earlier to occur of (a) May 28, 2013 and (b) the date required under the Northrop Grumman lease by which the tenant thereunder is required to give notice of its exercise of a renewal option thereunder (and such renewal has not been so exercised); (ii) the Northrop Grumman lease is surrendered, cancelled or terminated prior to its then current expiration date; (iii) the tenant under the Northrop Grumman lease shall discontinue its business at its premises (i.e., “goes dark”) or gives notice that it intends to discontinue its business; (iv) the occurrence and continuance (beyond any applicable notice and cure periods) of a default under

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MCCRANEY INDUSTRIAL PORTFOLIO

the Northrop Grumman lease by the tenant thereunder; or (v) the tenant under the Northrop Grumman lease admits in writing its inability to pay its debts as they become due, makes a general assignment for the benefit of creditors, institutes an insolvency, liquidation or dissolution proceeding or otherwise commences a proceeding naming it as debtor under any insolvency law, or institutes a proceeding seeking a receiver, liquidator, conservator, trustee or similar official.

Furthermore, during the continuance of a McCraney Industrial Portfolio Cash Management Period, the loan documents require that all excess amounts on deposit in the lockbox account, after the payment of debt service and the funding of required monthly escrows for budgeted operating expenses, real estate taxes, insurance, tenant improvements, leasing commissions, capital expenditures and the subordinate loan debt service, be reserved and held in a reserve as additional collateral for the McCraney Industrial Portfolio Loan.

A “McCraney Industrial Portfolio Cash Management Period” commences upon the occurrence of any of the following: (i) the stated maturity date; (ii) a default or an event of default; (iii) if the debt service coverage ratio is less than 1.10x (calculated at the end of each calendar quarter); (iv) if the debt yield is less than 8.50% (calculated at the end of each calendar quarter); or (v) if, commencing on November 19, 2011 and thereafter, there then exists insufficient funds in the liquidity/interest reserve established under the subordinate loan to pay for six months of the subordinate loan debt service payments anticipated to become due under the subordinate loan.

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Lockbox and Cash Management.  The McCraney Industrial Portfolio Loan requires a hard lockbox, which is already in place. The loan documents require the borrowers to (i) direct the tenants (other than the tenant under the Northrop Grumman lease) to pay their rents directly to a general lockbox account and (ii) direct the tenant under the Northrop Grumman lease to pay its rent to a separate Northrop Grumman lockbox account.  The loan documents also require that all rents received by the borrower or the property manager be deposited into the general lockbox account or the Northrop Grumman lockbox account, as applicable, within one business day after receipt.  All amounts in the general lockbox account are swept on a daily basis into the applicable borrower’s operating account unless a McCraney Industrial Portfolio Cash Management Period is continuing, in which event such funds will be swept on a daily basis into a lender-controlled cash management account.  All amounts in the Northrop Grumman lockbox account are swept on a daily basis into the applicable borrower’s operating account unless a McCraney Industrial Portfolio Cash Management Period is continuing or a Northrop Grumman Lease Sweep Period is continuing, in which events such funds shall be swept on a daily basis into the cash management account; provided that if a Northrop Grumman Lease Sweep Period is continuing (but no Cash Management Period is continuing), all such funds shall be transferred by lender from the cash management account into the special rollover reserve.  During a McCraney Industrial Portfolio Cash Management Period, all funds in the cash management account are required to be used to pay debt service and to fund the required monthly escrows for budgeted operating expenses, real estate taxes, insurance, tenant improvements, leasing commissions, capital expenditures and the subordinate loan debt service, and all excess cash after payment of such debt service and funding of such escrows shall be held in a reserve as additional cash collateral for the McCraney Industrial Portfolio Loan.  During the continuance of an event of default under the McCraney Industrial Portfolio Loan, the lender may apply any funds in such reserve in such order of priority and in such manner as the lender may determine.

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Property Management.  The McCraney Industrial Portfolio Properties are currently managed by McCraney Management Company, LLC, an affiliate of the borrowers, pursuant to a management agreement.  Under the loan documents, the McCraney Portfolio Properties may not be managed by any other party, except for a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrowers to replace the property manager if (i) the borrowers fail to maintain a debt service coverage ratio of at least 1.10x (calculated at the end of each calendar quarter); (ii) an event of default under the McCraney Portfolio Loan is continuing; (iii) there is a default by the property manager under the management agreement; or (iv) there is gross negligence, malfeasance or willful misconduct on the part of the property manager.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MCCRANEY INDUSTRIAL PORTFOLIO

■
Mezzanine or Subordinate Indebtedness.  There is currently subordinate debt with an outstanding principal balance of $6,000,000 as of the Cut-off Date that is secured by direct or indirect equity interests in the mortgage borrower and mortgages related to certain non-income producing parcels.  No additional subordinate indebtedness is permitted (other than certain permitted unsecured trade payables).  The subordinate loan is coterminous with the McCraney Industrial Portfolio Loan with an interest rate through July 5, 2013 of LIBOR plus 9.25%, from August 6, 2013 to July 5, 2014 of LIBOR plus 10.25%, from August 6, 2014 to July 5, 2015 of LIBOR plus 11.25%, and from August 6, 2015 to maturity of LIBOR plus 12.25%. As of the date hereof Jefferies LoanCore LLC is the holder of the subordinate loan. See “Description of the Mortgage Pool—Additional Indebtedness” in the Free Writing Prospectus.

■
Terrorism Insurance. Provided that such coverage is available, the borrowers are required to maintain coverage  in its property insurance policy (or by a separate policy) against loss or damage by terrorist acts, both foreign and domestic, in an amount equal to the full replacement cost of the McCraney Industrial Portfolio Properties, plus eighteen months of business interruption coverage.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIVERSIDE ON THE JAMES

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller GSMC
Location (City/State)	Richmond, Virginia	Cut-off Date Principal Balance		$45,500,000
Property Type	Mixed Use		Cut-off Date Principal Balance per SF	$172.96
Size (SF)	263,066		Percentage of Initial Pool Balance	2.8%
Total Occupancy as of 2/1/2012	89.7%		Number of Related Mortgage Loans	None
Owned Occupancy as of 2/1/2012	89.7%		Type of Security(1)	Fee Simple
Year Built / Latest Renovation	2005 / NAP		Mortgage Rate	6.0130%
Appraised Value	$68,850,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)(2)	360
			Borrower Sponsor(3)	Douglas Fleit and Brian Katz
Underwritten Revenues	$8,325,727
Underwritten Expenses	$2,287,838	Escrows
Underwritten Net Operating Income (NOI)	$6,037,889		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,751,748	Taxes	$150,907	$30,726
Cut-off Date LTV Ratio	66.1%	Insurance	$5,295	$5,295
Maturity Date LTV Ratio	58.6%	Replacement Reserves	$4,384	$4,385
DSCR Based on Underwritten NOI / NCF	1.84x / 1.75x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	13.3% / 12.6%	Other(4)	$567,250	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$45,500,000	64.6%	Purchase Price	$63,750,000	90.4%
Principal’s New Cash Contribution	22,023,840	31.2	Other Uses	4,786,746	6.8
Other Sources	2,957,610	4.2	Closing Costs	1,216,868	1.7
			Reserves	727,836	1.0
Total Sources	$70,481,450	100.0%	Total Uses	$70,481,450	100.0%

(1)
As of the Cut-off Date, the Riverside on the James Loan was secured by the borrower’s (i) interests in two condominium units, (ii) fee interests in three parcels of land, two of which are ground leased to the condominium association and upon which the two condominium units are situated (the third is ground leased to a separate third party) and (iii) leasehold interests, as landlord, under such ground leases.  Each of the three parcels is subject to a purchase option that, if exercised, would result in the condominium association having a fee, rather than leasehold, interest in the land on which the condominium is situated and the release of the fee interest in such parcels from the lien of the mortgage.  Each purchase option may be exercised upon payment of a minimal or no purchase price.  Upon the exercise of all of the purchase options, the collateral for the loan would consist solely of the two condominium units.

(2)	Interest-only for the first 24 months.
(3)	Douglas Fleit and Brian Katz are the guarantors of the non-recourse carveouts under the Riverside on the James Loan.
(4)	The other upfront reserve of $567,250 represents a deferred maintenance reserve. All required repairs were completed by October 1, 2011 and all funds were released following the completion.

The following table presents certain information relating to the tenants at the Riverside on the James Property:

Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Troutman Sanders	NR / NR / NR	142,128	54.0%	$4,576,800	65.5%	$32.20	4/30/2021	2, 5-year options
PNC Bank, N.A.(2)	A+ / A2 / A	44,518	16.9	1,163,527	16.7	26.14	12/31/2020	NA
Marsh & McLennan	BBB / Baa2 / BBB-	27,418	10.4	818,976	11.7	29.87	5/31/2015	NA
Red Hat, Inc.	NR / NR / NR	7,042	2.7	173,865	2.5	24.69	3/31/2016	NA
BlackFinn Restaurant	NR / NR / NR	7,331	2.8	117,296	1.7	16.00	5/31/2019	NA
Sun Life Assurance C	A- / NR / A	3,785	1.4	112,106	1.6	29.62	10/31/2012	NA
Moss Light Enterprise	NR / NR / NR	1,964	0.7	20,229	0.3	10.30	12/31/2015	NA
Fitness Center	NR / NR / NR	1,700	0.6	0	0.0	0.00	MTM	NA
Total Tenants		235,886	89.7%	$6,982,799	100.0%	$29.60
Remaining Tenants		0	0.0	0	0.0	0.00
Vacant		27,180	10.3	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		263,066	100.0%	$6,982,799	100.0%	$29.60

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
PNC Bank, N.A. has executed a renewal on an existing 37,418 SF, as well as Phase A Expansion Space of 2,250 SF (currently vacant) and Phase B Expansion Space of 3,850 SF (currently leased to Wells Fargo through 11/30/2012).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIVERSIDE ON THE JAMES

The following table presents the lease rollover schedule at the Riverside on the James Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	1,700	0.6%	0.6%	$0	0.0%	$0.00	1
2012	3,785	1.4	2.1%	112,106	1.6	29.62	1
2013	0	0.0	2.1%	0	0.0	0.00	0
2014	0	0.0	2.1%	0	0.0	0.00	0
2015	29,382	11.2	13.3%	839,205	12.0	28.56	2
2016	7,042	2.7	15.9%	173,865	2.5	24.69	1
2017	0	0.0	15.9%	0	0.0	0.00	0
2018	0	0.0	15.9%	0	0.0	0.00	0
2019	7,331	2.8	18.7%	117,296	1.7	16.00	1
2020	44,518	16.9	35.6%	1,163,527	16.7	26.14	5
2021	142,128	54.0	89.7%	4,576,800	65.5	32.20	7
2022	0	0.0	89.7%	0	0.0	0.00	0
2023 & Thereafter	0	0.0	89.7%	0	0.0	0.00	0
Vacant	27,180	10.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	263,066	100.0%		$6,982,799	100.0%	$29.60	18

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Riverside on the James Property:

Historical Leased %(1)
	2008	2009	2010
Owned Space	N/A	N/A	89.7%

(1)	As provided by the borrower which reflects average occupancy for the year.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Riverside on the James Property:

Cash Flow Analysis(1)
	2009	2010	T-11 Months Annualized as of 2/29/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$6,770,127	$6,895,509	$7,394,107	$6,982,799	$26.54
Overage Rent	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	631,076	2.40
Total Rent	$6,770,127	$6,895,509	$7,394,107	$7,613,875	$28.94
Total Reimbursables	846,219	676,364	(129,543)	445,055	1.69
Parking Income	842,185	824,088	953,210	953,210	3.62
Other Income	511,334	565,962	472,188	66,580	0.25
Less Vacancy & Credit Loss	0	(64,727)	(5,420)	(752,994)	(2.86)
Effective Gross Income	$8,969,865	$8,897,196	$8,684,541	$8,325,727	$31.65

Total Operating Expenses	$3,191,750	$2,467,545	$2,414,249	$2,287,838	$8.70

Net Operating Income	$5,778,114	$6,429,651	$6,270,292	$6,037,889	$22.95
TI/LC	0	0	0	233,528	0.89
Capital Expenditures	0	0	0	52,613	0.20
Net Cash Flow	$5,778,114	$6,429,651	$6,270,292	$5,751,748	$21.86

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten base rent based on contractual rents as of 2/1/2012 and rent steps through 12/31/2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHOPPES ON MAIN

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		JLC
Location (City/State)	White Plains, New York	Cut-off Date Principal Balance		$35,700,678
Property Type	Retail	Cut-off Date Principal Balance per SF		$138.72
Size (SF)	257,360	Percentage of Initial Pool Balance		2.2%
Total Occupancy as of 12/31/2011	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/31/2011	100.0%	Type of Security		Leasehold
Year Built / Latest Renovation	1968 / 2003-2006	Mortgage Rate		7.2500%
Appraised Value	$57,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Borrower Sponsor(1)	Barrow Street Capital LLC & Ivy Realty
Underwritten Revenues	$8,529,634
Underwritten Expenses	$4,490,919	Escrows
Underwritten Net Operating Income (NOI)	$4,038,716		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,858,564	Taxes	$575,000	$129,900
Cut-off Date LTV Ratio	62.6%	Insurance	$43,000	$6,300
Maturity Date LTV Ratio	55.3%	Replacement Reserves(2)	$0	$4,289
DSCR Based on Underwritten NOI / NCF	1.37x / 1.31x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.3% / 10.8%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
First Mortgage Loan Amount	$35,900,000	79.6%	Loan Payoff	$39,157,159	86.9%
Mezzanine Loan Amount	9,100,000	20.2	Principal Equity Distribution	4,777,185	10.6
Other Sources	75,000	0.2	Reserves	618,000	1.4
			Closing Costs	522,656	1.2
Total Sources	$45,075,000	100.0%	Total Uses	$45,075,000	100.0%

(1)
Ivy Equities, L.L.C., Anthony P. Ditommaso and Russell F. Warren, Jr. are the guarantors of the non-recourse carveouts under the Shoppes on Main Loan. Ivy Equities, L.L.C., Barrow Street Real Estate Fund II, LP, BSREF II Parallel Investor I LLC and BSREF II Equity Investor I, LLC are the guarantors under the $2 million special recourse event, which is triggered in the event tenant Burlington Coat Factory files for voluntary or involuntary bankruptcy and a rejection of the Burlington Coat Factory lease at the Shoppes on Main Property occurs.

(2)	Replacement reserves are capped at $154,420.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Shoppes on Main Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost
Anchors
Wal-Mart	AA / Aa2 / AA	175,340	68.1%	Yes	$1,866,760	$10.65	7/31/2021	$475.00	2.2%
Burlington Coat Factory	CC / Caa1 / B-	82,020	31.9	Yes	$1,107,270	$13.50	1/31/2019	$83.78	16.1%
Total Anchors		257,360	100.0%

Occupied		257,360	100.0%		$2,974,030	$11.56
Vacant Spaces		0	0.0%		$0	$0.00
Total Owned SF		257,360	100.0%
Total SF		257,360	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of trailing twelve months ended December 31, 2011. Wal-Mart does not report sales. Sales figures provided are based on the borrower’s estimate.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Shoppes on Main Property:

Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost
Wal-Mart	AA / Aa2 / AA	175,340	68.1%	$1,866,760	62.8%	$10.65	7/31/2021	$475.00	2.2%
Burlington Coat Factory	CC / Caa1 / B-	82,020	31.9	1,107,270	37.2	13.50	1/31/2019	$83.78	16.1%
Total Tenants		257,360	100.0%	$2,974,030	100.0%	$11.56
Vacant Spaces		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		257,360	100.0%	$2,974,030	100.0%	$11.56

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of trailing twelve months ended December 31, 2011. Wal-Mart does not report sales. Sales figures provided are based on the borrower’s estimate.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHOPPES ON MAIN

The following table presents certain information relating to the lease rollover schedule at the Shoppes on Main Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	82,020	31.9	31.9%	1,107,270	37.2	13.50	1
2020	0	0.0	31.9%	0	0.0	0.00	0
2021	175,340	68.1	100.0%	1,866,760	62.8	10.65	1
2022	0	0.0	100.0%	0	0.0	0.00	0
2023 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	257,360	100.0%		$2,974,030	100.0%	$11.56	2

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Shoppes on Main Property:

Historical Leased %(1)
	2009	2010	2011
Owned Space	100.0%	100.0%	100.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Shoppes on Main Property:

Cash Flow Analysis(1)

	2009	2010	2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,974,030	$2,974,030	$2,973,400	$2,974,030	$11.56
Overage Rent	0	0	0	0	0.00
Other Rental Revenue	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$2,974,030	$2,974,030	$2,973,400	$2,974,030	$11.56
Total Reimbursables	3,524,640	3,642,898	3,614,254	3,903,367	15.17
Other Income(3)	1,777,610	1,744,722	1,808,468	1,774,465	6.89
Vacancy & Credit Loss(4)	0	0	0	(122,228)	(0.47)
Effective Gross Income	$8,276,280	$8,361,650	$8,396,122	$8,529,634	$33.14

Total Operating Expenses(5)	$4,128,738	$4,241,190	$4,198,841	$4,490,919	$17.45

Net Operating Income	$4,147,542	$4,120,460	$4,197,281	$4,038,716	$15.69
TI/LC	0	0	0	128,680	0.50
Capital Expenditures	0	0	0	51,472	0.20
Net Cash Flow	$4,147,542	$4,120,460	$4,197,281	$3,858,564	$14.99

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 12/31/2011 rent roll.
(3)	Other rental revenue includes parking income.
(4)	A 5.0% vacancy was applied to Burlington Coat Factory’s rental income and reimbursements. No vacancy adjustment was taken for Wal-Mart.
(5)
Underwritten expenses included a $22,317.18 adjustment to ground rent which reduced the underwritten payment by adding back the present value of the savings in ground rent payments which drops from in-place rent of $210,000 per annum to $100,000 per annum in July 2016 and remains flat throughout the fully extended term of the ground lease.  Alternatively, if the underwritten cash flow had simply been based on the $100,000 per annum ground rent for 2016 and subsequent years, then the Underwritten Net Cash Flow would have been $3,946,247 ($15.33 psf).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MERIDIAN DISTRIBUTION CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Sarasota, Florida	Cut-off Date Principal Balance		$35,467,391
Property Type	Industrial	Cut-off Date Principal Balance per SF		$39.09
Size (SF)	907,234	Percentage of Initial Pool Balance		2.2%
Total Occupancy as of 4/1/2012	90.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/1/2012	90.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	1981 / 1994	Mortgage Rate		5.6000%
Appraised Value	$48,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Borrower Sponsor(1)	James A. Martin, George DaGraca and Steven Kossoff
Underwritten Revenues	$5,239,131
Underwritten Expenses	$1,536,664	Escrows
Underwritten Net Operating Income (NOI)	$3,702,467		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,379,946	Taxes	$248,135	$41,356
Cut-off Date LTV Ratio	73.9%	Insurance	$0	$0
Maturity Date LTV Ratio	62.0%	Replacement Reserves	$0	$9,828
DSCR Based on Underwritten NOI / NCF	1.51x / 1.38x	TI/LC(2)	$0	$17,048
Debt Yield Based on Underwritten NOI / NCF	10.4% / 9.5%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$35,500,000	99.9%	Loan Payoff	$33,592,731	94.6%
Other Sources	18,450	0.1	Principal Equity Distribution	1,143,944	3.2
			Closing Costs	533,640	1.5
			Reserves	248,135	0.7
Total Sources	$35,518,450	100.0%	Total Uses	$35,518,450	100.0%

(1)	James A. Martin, George DaGraca and Steven Kossoff are the guarantors of the non-recourse carveouts under the Meridian Distribution Center Loan.
(2)	TI/LC Reserve capped at $818,320.

The following table presents certain information relating to all the tenants at the Meridian Distribution Center Property:

Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
United Natural Foods, Inc.	NR / NR / NR	393,580	43.4%	$1,954,974	46.5%	$4.97	7/31/2017	3, 5-year options
Beall’s, Inc.	NR / NR / NR	200,000	22.0	900,000	21.4	4.50	9/30/2014	3, 3-year options
Meridian Cold Storage	NR / NR / NR	80,000	8.8	524,000	12.5	6.55	8/31/2021	1, 3-year option
Access USA	NR / NR / NR	89,900	9.9	503,829	12.0	5.60	4/30/2017	1, 5-year option
ASO, Inc	NR / NR / NR	59,190	6.5	323,302	7.7	5.46	11/30/2014	NA
Total Tenants		822,670	90.7%	$4,206,104	100.0%	$5.11
Vacant		84,564	9.3	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		907,234	100.0%	$4,206,104	100.0%	$5.11

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MERIDIAN DISTRIBUTION CENTER

The following table presents the lease rollover schedule at the Meridian Distribution Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	259,190	28.6	28.6%	1,223,302	29.1	4.72	2
2015	0	0.0	28.6%	0	0.0	0.00	0
2016	0	0.0	28.6%	0	0.0	0.00	0
2017	483,480	53.3	81.9%	2,458,803	58.5	5.09	2
2018	0	0.0	81.9%	0	0.0	0.00	0
2019	0	0.0	81.9%	0	0.0	0.00	0
2020	0	0.0	81.9%	0	0.0	0.00	0
2021	80,000	8.8	90.7%	524,000	12.5	6.55	1
2022	0	0.0	90.7%	0	0.0	0.00	0
2023 & Thereafter	0	0.0	90.7%	0	0.0	0.00	0
Vacant	84,564	9.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	907,234	100.0%		$4,206,104	100.0%	$5.11	5

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Meridian Distribution Center Property:

Historical Leased %(1)
	2009	2010	2011
Owned Space	80.2%	86.9%	90.6%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Meridian Distribution Center Property:

Cash Flow Analysis(1)

	2009	2010	2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,290,101	$3,585,460	$3,881,651	$4,206,104	$4.64
Contractual Rent Steps(3)	0	0	0	70,215	0.08
Gross Up Vacancy	0	0	0	453,594	0.50
Total Rent	$3,290,101	$3,585,460	$3,881,651	$4,729,913	$5.21
Total Reimbursables	1,238,495	1,253,229	1,253,611	1,076,159	1.19
Other Income(4)	0	10,900	12,000	12,000	0.01
Mark-to-Market Adjustment	0	0	0	(125,347)	(0.14)
Less Vacancy & Credit Loss	0	0	0	(453,594)	(0.50)
Effective Gross Income	$4,528,596	$4,849,589	$5,147,262	$5,239,131	$5.77

Total Operating Expenses	$1,734,979	$1,579,634	$1,520,413	$1,536,664	$1.69

Net Operating Income	$2,793,617	$3,269,955	$3,626,849	$3,702,467	$4.08
TI/LC	0	0	0	204,580	0.23
Capital Expenditures	0	0	0	117,940	0.13
Net Cash Flow	$2,793,617	$3,269,955	$3,626,849	$3,379,946	$3.73

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten base rent based on contractual rents as of the 4/1/2012 rent roll.
(3)	Contractual rent steps include increases in annual rent through 10/31/2012 pursuant to tenant leases.
(4)	Other income includes parking income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

545 LONG WHARF DRIVE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	AMF I
Location (City/State)	New Haven, Connecticut	Cut-off Date Principal Balance	$30,968,993
Property Type	Office	Cut-off Date Principal Balance per SF	$123.89
Size (SF)	249,962	Percentage of Initial Pool Balance	1.9%
Total Occupancy as of 4/10/2012	91.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/10/2012	91.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1988 / NAP	Mortgage Rate	5.2540%
Appraised Value	$46,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Borrower Sponsor(1)	Urban Strategy America Fund, L.P.
Underwritten Revenues	$6,892,519
Underwritten Expenses	$3,596,437	Escrows
Underwritten Net Operating Income (NOI)	$3,296,082	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,951,884	Taxes	$428,070	$85,614
Cut-off Date LTV Ratio	67.3%	Insurance	$0	$0
Maturity Date LTV Ratio	55.9%	Replacement Reserves	$0	$4,374
DSCR Based on Underwritten NOI / NCF	1.60x / 1.44x	TI/LC(2)	$1,500,000	$54,167
Debt Yield Based on Underwritten NOI / NCF	10.6% / 9.5%	Other(3)	$35,625	$0
Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$31,000,000	96.7%	Loan Payoff	$29,415,796	91.8%
Principal’s New Cash Contribution	1,049,596	3.3	Reserves	1,963,695	6.1
Closing Costs	670,105	2.1

Total Sources	$32,049,596	100.0%	Total Uses	$32,049,596	100.0%

(1)	Urban Strategy America Fund, L.P. is the guarantor of the non-recourse carveouts under the 545 Long Wharf Drive Loan.
(2)
At origination, the borrower deposited $1,500,000 into the TI/LC reserve.  Subject to the alternative deposit amounts described below, the borrower is required to make monthly deposits into the TI/LC reserve in the amount of $54,167 during the first year of the loan term, $62,500 during the second year of the loan term, $79,167 during the third year of the loan term, $83,334 during each of the fourth and fifth years of the loan term and $31,250 each year thereafter.  If AT&T does not extend its lease for a minimum of five (5) years prior to May 1, 2016 or if DSCR is less than 1.10x, cash management will be triggered and all excess cash flow will be swept and deposited as additional collateral for the loan into a separate reserve account. Excess cash flow will continue to be swept until such time as (a) AT&T extends its lease, (b) if, after May 1, 2017 DSCR is 1.10x or greater for three (3) consecutive months or (c) in the event that the sole cause of the sweep is DSCR less than 1.10x, until such time as DSCR is 1.10x or greater for three consecutive months.  The excess cash flow sweep will terminate when replacement tenants acceptable to the lender have executed leases and taken occupancy of at least 83% of the former AT&T leased premises and DSCR is 1.25x or greater for three consecutive months, at which time all of the excess cash flow that has been swept into the reserve is required to be released to the related borrower and the related borrower will be required to make monthly ongoing TI/LC reserve deposits of $31,250 in the first year, $36,459 in the second year, $41,667 in the third year, $52,084 in the fourth year and $83,333 in the fifth year.  Once 60% or more of the square footage of the mortgaged property is leased pursuant to leases that (a) have a term extending at least four (4) years past the maturity date of the mortgage loan, (b) pursuant to which no tenant improvements are payable (other than those that have been paid in full) and (c) have no leasing commission payable in connection therewith (other than those that have been paid in full), monthly deposits into the ongoing TI/LC reserve in the amount of $31,250 will be required.

(3)	Other upfront reserve represents a deferred maintenance reserve of $35,625.

The following table presents certain information relating to the tenants at the 545 Long Wharf Drive Property:

Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
AT&T	A / A2 / A-	178,054	71.2%	$2,606,711	67.2%	$14.64	4/30/2017	4, 5-year options
Morgan Stanley Smith Barney(2)	NR / NR / NR	15,768	6.3	410,126	10.6	26.01	1/31/2016	NA
Leclair Ryan(3)	NR / NR / NR	13,881	5.6	376,453	9.7	27.12	11/30/2021	1, 5-year option
Ameriprise(4)	NR / NR / NR	8,230	3.3	232,662	6.0	28.27	3/31/2014	1, 5-year option
Skanska	NR / NR / NR	5,820	2.3	167,034	4.3	28.70	11/30/2013	1, 5-year option
RBC Capital Markets(5)	NR / NR / NR	5,732	2.3	84,547	2.2	14.75	6/30/2013	1, 5-year option
Total Tenants		227,485	91.0%	$3,877,533	100.0%	$17.05
Remaining Tenants		0	0.0	0	0.0	0.00
Vacant		22,477	9.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		249,962	100.0%	$3,877,533	100.0%	$17.05

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Morgan Stanley Smith Barney has a one-time early termination option exercisable in 2015 upon 12 months notice.
(3)	In-place rent represents partially abated rent. Full rent commences on September 1, 2012 at $31.02 per SF ($430,584).
(4)	Ameriprise has a one-time early termination option exercisable in 2013 upon 12 months notice.
(5)	Rent increases to $15.19 ($87,069) per SF on July 1, 2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

545 LONG WHARF DRIVE

The following table presents the lease rollover schedule at the 545 Long Wharf Drive Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	11,552	4.6	4.6%	251,581	6.5	21.78	2
2014	8,230	3.3	7.9%	232,662	6.0	28.27	1
2015	0	0.0	7.9%	0	0.0	0.00	0
2016	15,768	6.3	14.2%	410,126	10.6	26.01	1
2017	178,054	71.2	85.5%	2,606,711	67.2	14.64	1
2018	0	0.0	85.5%	0	0.0	0.00	0
2019	0	0.0	85.5%	0	0.0	0.00	0
2020	0	0.0	85.5%	0	0.0	0.00	0
2021	13,881	5.6	91.0%	376,453	9.7	27.12	1
2022	0	0.0	91.0%	0	0.0	0.00	0
2023 & Thereafter	0	0.0	91.0%	0	0.0	0.00	0
Vacant	22,477	9.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	249,962	100.0%		$3,877,533	100.0%	$17.05	6

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to recent leasing activity at the 545 Long Wharf Drive Property:

Recent Leasing Activity(1)
Tenant	SF	Lease Begin	Lease Term (mos.)	Total Rent ($ psf)	Tenant Improvements ($ psf)
Morgan Stanley Smith Barney	15,768	February 2011	60	$26.01	$5.00

(1)	As provided by the borrower.

The following table presents certain information relating to historical leasing at the 545 Long Wharf Drive Property:

Historical Leased %(1)
	2008	2009	2010	2011
Owned Space	80.6%	84.6%	89.6%	91.0%

(1)	As provided by the borrower and reflects average occupancy for the year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

545 LONG WHARF DRIVE

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 545 Long Wharf Drive Property:

Cash Flow Analysis(1)
	2009	2010	2011	Underwritten(2)	Underwritten $ per SF(2)
Base Rent	$3,165,812	$3,410,883	$3,724,786	$3,877,533	$15.51
Overage Rent	0	0	0	0	0.00
Gross Up Vacancy	0		0	640,595	2.56
Total Rent	$3,165,812	$3,410,883	$3,724,786	$4,518,128	$18.08
Total Reimbursables	2,489,549	2,293,118	2,281,856	2,475,854	9.90
Other Income(3)	586,706	571,182	630,790	667,875	2.67
Less Vacancy & Credit Loss	0	0	0	(769,338)	(3.08)
Effective Gross Income	$6,242,067	$6,275,183	$6,637,432	$6,892,519	$27.57

Total Operating Expenses	$3,293,568	$3,406,511	$3,415,332	$3,596,437	$14.39

Net Operating Income	$2,948,499	$2,868,672	$3,222,100	$3,296,082	$13.19
TI/LC	0	0	0	291,706	1.17
Capital Expenditures	0	0	0	52,492	0.21
Net Cash Flow	$2,948,499	$2,868,672	$3,222,100	$2,951,884	$11.81

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on the April 10, 2012 rent roll with in-place rents. Per SF calculations based on approximate square footage occupied by each Owned Tenant per April 10, 2012 rent roll.
(3)	Includes Electric / HVAC pass-through, cafeteria subsidy, and parking & garage income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ONE RIVERVIEW

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		JLC
Location (City/State)	Miami, Florida	Cut-off Date Principal Balance		$26,100,000
Property Type	Office	Cut-off Date Principal Balance per SF		$175.54
Size (SF)	148,684	Percentage of Initial Pool Balance		1.6%
Total Occupancy as of 12/31/2011	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/31/2011	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2004 / NAP	Mortgage Rate		5.8500%
Appraised Value	$35,550,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)(1)		360
		Borrower Sponsor(2)	Eaton Vance Corp., Beldore Capital Fund LLC
Underwritten Revenues	$4,642,289
Underwritten Expenses	$1,963,554	Escrows
Underwritten Net Operating Income (NOI)	$2,678,736		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,520,180	Taxes	$533,215	$59,246
Cut-off Date LTV Ratio	73.4%	Insurance	$41,460	$8,292
Maturity Date LTV Ratio	64.7%	Replacement Reserves	$0	$3,698
DSCR Based on Underwritten NOI / NCF	1.45x / 1.36x	TI/LC	$0	$12,325
Debt Yield Based on Underwritten NOI / NCF	10.3% / 9.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$26,100,000	89.3%	Loan Payoff	$28,053,406	96.0%
Principal’s New Cash Contribution	3,131,599	10.7	Closing Costs	603,519	2.1
			Reserves	574,674	2.0

Total Sources	$29,231,599	100.0%	Total Uses	$29,231,599	100.0%

(1)	Interest-only for the first 23 months.
(2)	Beldore Capital Fund LLC is the guarantor of the non-recourse carveouts under the One Riverview Loan.

The following table presents certain information relating to the tenants at the One Riverview Property:

Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
GSA - Immigration	AAA / Aaa / AA+	127,210	85.6%	$2,722,126	84.9%	$21.40	12/31/2018	NA
GSA - Social Security(2)	AAA / Aaa / AA+	21,474	14.4	483,198	15.1	22.50	3/24/2018	NA
Total Tenants		148,684	100.0%	$3,205,324	100. %	$21.56
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		148,684	100.0%	$3,205,324	100.0%	$21.56

(1)	Certain ratings are those of the Unites States of America.
(2)	Termination option anytime after March 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ONE RIVERVIEW

The following table presents the lease rollover schedule at the One Riverview Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	148,684	100.0	100.0%	3,205,324	100.0	21.56	2
2019	0	0.0	100.0%	0	0.0	0.00	0
2020	0	0.0	100.0%	0	0.0	0.00	0
2021	0	0.0	100.0%	0	0.0	0.00	0
2022	0	0.0	100.0%	0	0.0	0.00	0
2023 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	148,684	100.0%		$3,205,324	100.0%	$21.56	2

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the One Riverview Property:

Historical Leased %(1)

	2009	2010	2011
Owned Space	100.0%	100.0%	100.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the One Riverview Property:

Cash Flow Analysis(1)

	2009	2010	2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$4,390,453	$4,408,843	$3,905,499	$4,457,816	$29.98
Contractual Rent Steps	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$4,390,453	$4,408,843	$3,905,499	$4,457,816	$29.98
Total Reimbursables	0	252,594	855,123	149,898	1.01
Parking Income	0	0	0	0	0.00
Other Income	435,399	409,931	166,138	172,807	1.16
Less Vacancy & Credit Loss	0	0	0	(138,231)	(0.93)
Effective Gross Income	$4,825,852	$5,071,368	$4,926,761	$4,642,289	$31.22

Total Operating Expenses	$1,874,668	$1,862,241	$1,984,050	$1,963,554	$13.21

Net Operating Income	$2,951,184	$3,209,127	$2,942,711	$2,678,736	$18.02
TI/LC(3)	0	0	0	128,819	0.87
Capital Expenditures	0	0	0	29,737	0.20
Net Cash Flow	$2,951,184	$3,209,127	$2,942,711	$2,520,180	$16.95

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)
Total Rent is based on the in-place rent roll which includes underwritten base rent of $3,205,324, amortized tenant improvement funds of $469,549, contractual operating expenditure reimbursements of $655,647 and 2012 budgeted CPI operating expenditure adjustments of $127,296.  The underwritten amortized tenant improvements are a weighted-average of the remaining tenant improvement payments as the tenant improvement payments burn off starting on June 1, 2012 through the remaining respective lease terms of the GSA - Immigration and GSA - Social Security tenant.

(3)
The loan has a full cash flow sweep for 21 months prior to the expiration of the GSA - Immigration tenant.  Assuming GSA - Social Security does not terminate, it will result in $1.2 million of swept cash flow which is applied as a credit to TI/LCs as a result of the high credit ratings of the tenants.  Should GSA - Social Security terminate, a full cash flow sweep will commence the day it provides notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

INDEPENDENCE PLACE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		JLC
Location (City/State)	Hinesville, Georgia	Cut-off Date Principal Balance		$25,962,793
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$98,343.91
Size (Units)	264	Percentage of Initial Pool Balance		1.6%
Total Occupancy as of 2/29/2012	83.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/29/2012	83.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	2008 / NAP	Mortgage Rate		5.4010%
Appraised Value	$36,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		300
		Borrower Sponsor(1)	Cecil M. Phillips, Place Base Housing, LLC and Gwinnett Prado, L.P.
Underwritten Revenues	$4,298,706
Underwritten Expenses	$1,734,454	Escrows
Underwritten Net Operating Income (NOI)	$2,564,252		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,471,852	Taxes	$27,000	$27,000
Cut-off Date LTV Ratio	72.1%	Insurance	$6,280	$6,280
Maturity Date LTV Ratio	54.8%	Replacement Reserves	$7,700	$7,700
DSCR Based on Underwritten NOI / NCF	1.35x / 1.30x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.9% / 9.5%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$26,000,000	95.0%	Loan Payoff	$26,600,688	97.2%
Preferred Equity	1,000,000	3.7	Closing Costs	716,492	2.6
Principal’s New Cash Contribution	358,160	1.3	Reserves	40,980	0.1

Total Sources	$27,358,160	100.0%	Total Uses	$27,358,160	100.0%

(1)
Cecil M. Phillips and Place Base Housing, LLC are the guarantors of the non-recourse carveouts under the Independence Place Loan. In addition, Gwinnett Prado, L.P. is subject to full recourse in the event of any voluntary and collusive involuntary insolvency proceedings of the related Borrower and Place Base Housing, LLC, subject to a  cap of $2,000,000.

The following table presents certain information relating to the units and rent at the Independence Place Property as of the rent roll as of February 2012:

Unit Type	Renovated	# of Units	Average SF Per Unit	Monthly Market Rent Per Unit	Yearly Market Rent	Monthly Actual Rent Per Unit	Yearly Actual Rent
1 Bed / 1 Bath	No	48	694	$940	$541,440	$908	$523,246
2 Bed / 2 Bath	No	108	903	1,360	1,762,560	1,090	1,413,107
4 Bed / 4 Bath	No	108	1,420	2,060	2,669,760	1,929	2,499,834
Total / Wtd. Avg.		264	1,077	$1,570	$4,973,760	$1,400	$4,436,187

The following table presents certain information relating to historical leasing at the Independence Place Property:

Historical Leased %(1)

	2009	2010	2011
Owned Space	76.1%	68.9%	86.0%

(1)	Average of historical monthly occupancy summary provided by borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

INDEPENDENCE PLACE

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Independence Place Property:

Cash Flow Analysis(1)

	2009	2010	2011	TTM 2/29/2012	Underwritten(2)	Underwritten $ per Unit
Base Rent	$5,096,599	$4,768,266	$4,664,545	$4,619,589	$4,619,589	$17,498
Vacancy Loss	(1,142,784)	(1,465,420)	(679,346)	(718,227)	(718,227)	(2,721)
Credit Loss	(99,608)	(8,747)	(31,075)	(35,145)	(35,145)	(133)
Concessions	(214)	0	(1,255)	(1,255)	(1,255)	(5)
Total Rent Revenue	$3,853,993	$3,294,099	$3,952,869	3,864,962	$3,864,962	$14,640
Other Rental Revenue(3)	118,813	72,851	85,707	85,362	85,362	323
Reimbursement Revenue	67,258	110,762	248,428	259,641	259,641	983
Parking Revenue	39,874	41,580	45,456	46,195	46,195	175
Miscellaneous Revenue	17,868	996	42,799	42,546	42,546	161
Effective Gross Income	$4,097,806	$3,520,288	$4,375,259	$4,298,706	$4,298,706	$16,283

Total Operating Expenses	$1,567,576	$1,569,375	$1,762,665	$1,738,268	$1,734,454	$6,570

Net Operating Income	$2,530,230	$1,950,913	$2,612,594	$2,560,438	$2,564,252	$9,713
Replacement Reserves	28,146	85,934	88,070	68,597	92,400	350
Net Cash Flow	$2,502,084	$1,864,979	$2,524,524	$2,491,841	$2,471,852	$9,363

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwriting based on trailing-12 month period ending February 2012.
(3)	Other Rental Revenue includes recurring leasing fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLE RETAIL PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	3	Loan Seller		CGMRC
Location (City/State)	Various	Cut-off Date Principal Balance		$23,400,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$91.44
Size (SF)	255,908	Percentage of Initial Pool Balance		1.4%
Total Occupancy as of 2/22/2012(1)	89.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/22/2012(1)	89.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate		5.4900%
Appraised Value	$43,400,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		0
		Borrower Sponsor(2)	Cole Credit Property Trust III, Inc.
Underwritten Revenues	$4,245,650
Underwritten Expenses	$1,349,177	Escrows
Underwritten Net Operating Income (NOI)	$2,896,473		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,697,732	Taxes	$0	$0
Cut-off Date LTV Ratio	53.9%	Insurance	$0	$0
Maturity Date LTV Ratio	53.9%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	2.22x / 2.07x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	12.4% / 11.5%	Other(3)	$1,061,636	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$23,400,000	99.6%	Principal Equity Distribution(4)	$21,642,488	92.1%
Other Sources	100,000	0.4	Reserves	1,061,636	4.5
			Closing Costs	795,877	3.4

Total Sources	$23,500,000	100.0%	Total Uses	$23,500,000	100.0%

(1)	Total Occupancy and Owned Occupancy are as of 2/22/2012 – 2/29/2012.
(2)	Cole Credit Property Trust III, Inc. is the guarantor of the non-recourse carveouts under the Cole Retail Portfolio Loan.
(3)	Other reserves represent deferred maintenance ($136,636) and unfunded landlord obligation reserve funds ($925,000).
(4)
The collateral is comprised of previously unencumbered assets and loan proceeds were used to reimburse the sponsor for a portion of their all-cash acquisition of the Cole Retail Portfolio Properties. The total purchase price for the Cole Retail Portfolio Properties was $42,525,000.

The following table presents certain information relating to the Cole Retail Portfolio Properties:

Property Name	Property Type	Allocated Cut-off Date Loan Amount	City	State	Total GLA	Occupancy		Year Built / Renovated	UW NCF	UW NCF per SF
Century Town Center	Anchored Retail	$8,130,000	Vero Beach	FL	99,579	79.5	%(1)	2008 / NAP	$770,164	$7.73
Dimond Crossing	Anchored Retail	7,980,000	Anchorage	AK	85,356	100.0%		1981 / 2007	1,052,693	12.33
Plaza at Power Marketplace II	Anchored Retail	7,290,000	Queen Creek	AZ	70,973	91.5%		2007 / NAP	874,875	12.33
Total / Weighted Avg.		$23,400,000			255,908	89.7%			$2,697,732	$10.54

(1)
Jo-Ann Fabrics has signed a lease which commences on 6/10/2012 and expires on 1/31/2023 for 11,048 square feet at the Century Town Center Property. Occupancy of the Century Town Center Property is 90.6% and weighted average occupancy of the Cole Retail Portfolio Properties is 94.0% when Jo-Ann Fabrics is included in the occupancy calculations. No rent attributable to the Jo-Ann Fabrics lease was underwritten.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLE RETAIL PORTFOLIO

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Cole Retail Portfolio Properties:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
LA Fitness	NR / NR / NR	45,000	17.6%	$742,500	19.8%	$16.50	9/30/2022	NA	NA	3, 5-year options
Marshalls / Home Goods	NR / A3 / A	52,000	20.3	546,000	14.6	10.50	8/31/2018	NA	NA	4, 5-year options
Bed Bath & Beyond	NR / NR / BBB+	29,486	11.5	465,833	12.4	15.80	1/31/2018	NA	NA	4, 5-year options
PetSmart	NR / NR / BB+	34,157	13.3	273,256	7.3	8.00	11/30/2025	NA	NA	3, 5-year options
Petco	NR / Caa1 / B	15,000	5.9	266,250	7.1	17.75	1/31/2019	NA	NA	2, 5-year options
Men’s Wearhouse	NR / NR / NR	6,803	2.7	207,139	5.5	30.45	8/31/2019	NA	NA	2, 5-year options
Fujiyama Steakhouse	NR / NR / NR	5,340	2.1	147,014	3.9	27.53	8/31/2018	NA	NA	NA
Taco Bell	BBB / Baa3 / BBB	3,000	1.2	133,500	3.6	44.50	5/30/2028	NA	NA	4, 5-year options
David’s Bridal	NR / B2 / B	7,550	3.0	123,065	3.3	16.30	11/30/2017	NA	NA	3, 5-year options
Olive Garden(3)	BBB / Baa2 / BBB	0	0.0	120,000	3.2	NA	4/30/2018	NA	NA	4, 5-year options
Ten Largest Owned Tenants		198,336	77.5%	$3,024,557	80.6%	$15.25
Remaining Owned Tenants		31,165	12.2	726,640	19.4	23.32
Vacant Spaces (Owned Space)		26,407	10.3	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		255,908	100.0%	$3,751,198	100.0%	$16.35

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Ten Largest Owned Tenants are not required to report sales.
(3)	Olive Garden is an outparcel and only pays ground rent. The Olive Garden improvements are not collateral for the Cole Retail Portfolio Loan.

The following table presents certain information relating to the lease rollover schedule at the Cole Retail Portfolio Properties:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	1,500	0.6	0.6%	59,007	1.6	39.34	1
2014	4,072	1.6	2.2%	107,935	2.9	26.51	3
2015	5,990	2.3	4.5%	147,577	3.9	24.64	4
2016	5,250	2.1	6.6%	68,250	1.8	13.00	1
2017	8,510	3.3	9.9%	148,025	3.9	17.39	2
2018	91,826	35.9	45.8%	1,444,047	38.5	15.73	6
2019	27,150	10.6	56.4%	556,000	14.8	20.48	3
2020	0	0.0	56.4%	0	0.0	0.00	0
2021	0	0.0	56.4%	0	0.0	0.00	0
2022	45,000	17.6	74.0%	742,500	19.8	16.50	1
2023 & Thereafter	40,203	15.7	89.7%	477,856	12.7	11.89	3
Vacant	26,407	10.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	255,908	100.0%		$3,751,198	100.0%	$16.35	24

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Cole Retail Portfolio Properties:

Historical Leased %(1)
	2009	2010	2011	TTM (2/22/2012) (2)
Owned Space(2)	88.8%	90.1%	91.0%	89.7%

(1)	As provided by the borrower and represents average occupancy for the year.
(2)
Jo-Ann Fabrics has signed a lease which commences on 6/10/2012 and expires on 1/31/2023 for 11,048 square feet at the Century Town Center Property. Occupancy of the Century Town Center Property is 90.6% and weighted average occupancy of the Cole Retail Portfolio Properties is 94.0% when Jo-Ann Fabrics is included in the occupancy calculations. No rent attributable to the Jo-Ann Fabrics lease was underwritten.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLE RETAIL PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Cole Retail Portfolio Properties:

Cash Flow Analysis(1)

	2009	2010	Underwritten	Underwritten $ per SF
Base Rent	$3,095,980	$3,456,475	$3,751,198	$14.66
Mark-to-Market	0	0	(317,090)	(1.24)
Other Rental Revenue	0	0	0	0.00
Gross Up Vacancy	0	0	511,328	2.00
Total Rent	$3,095,980	$3,456,475	$3,945,436	$15.42
Total Reimbursables	702,752	762,380	996,291	3.89
Other Income	2,013	360	0	0.00
Vacancy & Credit Loss	(32,554)	(142,340)	(696,077)	(2.72)
Effective Gross Income	$3,768,191	$4,076,875	$4,245,650	$16.59

Total Operating Expenses	$1,307,585	$1,224,798	$1,349,177	$5.27

Net Operating Income	$2,460,606	$2,852,077	$2,896,473	$11.32
TI/LC	0	0	149,702	0.58
Capital Expenditures	0	0	49,039	0.19
Net Cash Flow	$2,460,606	$2,852,077	$2,697,732	$10.54

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

UNION HEIGHTS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Sandy, Utah	Cut-off Date Principal Balance	$23,210,000
Property Type	Office	Cut-off Date Principal Balance per SF	$162.02
Size (SF)	143,257	Percentage of Initial Pool Balance	1.4%
Total Occupancy as of 1/30/2012	92.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 1/30/2012	92.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	2007 / NAP	Mortgage Rate	5.6980%
Appraised Value	$30,800,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)(1)	360
Borrower Sponsor(2)	Ronald A. Raddon and Raddon Brothers Construction
Underwritten Revenues	$3,463,229
Underwritten Expenses	$965,981	Escrows
Underwritten Net Operating Income (NOI)	$2,497,248	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,287,219	Taxes	$121,892	$24,378
Cut-off Date LTV Ratio	75.4%	Insurance	$16,321	$1,483
Maturity Date LTV Ratio	66.3%	Replacement Reserves	$0	$35,895
DSCR Based on Underwritten NOI / NCF	1.55x / 1.42x	TI/LC(3)	$230,000	$22,500
Debt Yield Based on Underwritten NOI / NCF	10.8% / 9.9%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$23,210,000	99.7%	Loan Payoff	$22,421,902	96.3%
Other Sources	75,000	0.3	Closing Costs	474,996	2.0
Reserves	368,213	1.6
Principal Equity Distribution	19,889	0.1
Total Sources	$23,285,000	100.0%	Total Uses	$23,285,000	100.0%

(1)	Interest-only for the first 24 months.
(2)	Ronald A. Raddon is the guarantor of the non-recourse carveouts under the Union Heights Loan.
(3)	TI/LC reserves are capped at $1,200,000.

The following table presents certain information relating to the tenants at the Union Heights Property:

Tenants Based on Underwritten Base Rent
Tenant Name(1)	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
InContact	NR / NR / NR	49,716	34.7%	$1,218,042	36.6%	$24.50	6/30/2015	1, 5-year option
Zion’s Bank(3)	BBB- / Ba3 / BBB-	30,103	21.0	744,146	22.4	24.72	6/30/2015	1, 5-year option
Coldwell Banker	NR / Caa3/ CCC	22,673	15.8	566,825	17.0	25.00	9/30/2013	2, 5-year options
Ameriprise	A- / A3 / A	12,612	8.8	347,242	10.4	27.53	3/31/2013	1, 5-year option
Corporate Alliance	NR / NR / NR	6,622	4.6	178,875	5.4	27.01	4/30/2018	1, 7-year option
First American Title	NR / A3 / BBB+	4,432	3.1	110,800	3.3	25.00	3/31/2017	NA
D.A. Davidson	NR / NR / NR	2,734	1.9	71,062	2.1	25.99	9/30/2015	NA
Chief Oil & Gas(4)	NR / NR / NR	2,237	1.6	60,426	1.8	27.01	4/30/2013	NA
Dennis M. Astill	NR / NR / NR	1,125	0.8	28,125	0.8	25.00	6/30/2016	1, 5-year option
Total Tenants		132,254	92.3%	$3,325,543	100.0%	$25.15
Vacant		11,003	7.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		143,257	100.0%	$3,325,543	100.0%	$25.15

(1)	All tenants have termination option if more than 20% of their GLA is condemned.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Zion’s Bank has 5,257 SF expiring on 6/30/2015, 11,879 SF expiring on 3/31/2016 and 12,967 SF expiring on 2/28/2018. All three spaces have a base rent of $24.72 psf.
(4)	Tenant has vacated space, but continues to pay rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

UNION HEIGHTS

The following table presents the lease rollover schedule at the Union Heights Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	37,522	26.2	26.2%	974,493	29.3	25.97	3
2014	0	0.0	26.2%	0	0.0	0.00	0
2015	57,707	40.3	66.5%	1,419,057	42.7	24.59	3
2016	13,004	9.1	75.6%	321,774	9.7	24.74	2
2017	4,432	3.1	78.6%	110,800	3.3	25.00	1
2018	19,589	13.7	92.3%	499,419	15.0	25.49	2
2019	0	0.0	92.3%	0	0.0	0.00	0
2020	0	0.0	92.3%	0	0.0	0.00	0
2021	0	0.0	92.3%	0	0.0	0.00	0
2022	0	0.0	92.3%	0	0.0	0.00	0
2023 & Thereafter	0	0.0	92.3%	0	0.0	0.00	0
Vacant	11,003	7.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	143,257	100.0%		$3,325,543	100.0%	$25.15	11

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Union Heights Property:

Historical Leased %(1)(2)
	2009	2010	2011
Owned Space	81.3%	91.5%	92.3%

(1)	As provided by the borrower.
(2)	Reflects occupancy at year-end.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Union Heights Property:

Cash Flow Analysis(1)
	2009	2010	2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,848,992	$2,933,547	$3,253,305	$3,325,543	$23.21
Contractual Rent Steps	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$2,848,992	$2,933,547	$3,253,305	$3,325,543	$23.21
Total Reimbursables	67,472	22,535	53,695	45,641	0.32
Parking Income	0	0	0	0	0.00
Other Income	0	46,021	92,043	92,045	0.64
Less Vacancy & Credit Loss	0	0	0	0	0.00
Effective Gross Income	$2,916,464	$3,002,103	$3,399,043	$3,463,229	$24.17

Total Operating Expenses	$802,436	$862,429	$949,367	$965,981	$6.74

Net Operating Income	$2,114,028	$2,139,674	$2,449,676	$2,497,248	$17.43
TI/LC	0	0	0	181,378	1.27
Capital Expenditures	0	0	0	28,651	0.20
Net Cash Flow	$2,114,028	$2,139,674	$2,449,676	$2,287,219	$15.97

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten rent is based on the 1/30/2012 rent roll with rent steps through 12/31/2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

INN AT KEY WEST

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Key West, Florida	Cut-off Date Principal Balance	$23,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$216,981.13
Size (Rooms)	106	Percentage of Initial Pool Balance	1.4%
Total TTM Occupancy as of 12/31/2011	88.5%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 12/31/2011	88.5%	Type of Security	Fee Simple
Year Built / Latest Renovation	1971, 1976 / 2006-2010	Mortgage Rate	5.6300%
Appraised Value	$35,400,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)(2)	300
Borrower Sponsor(3)	Five Mile Capital Partners LLC & Oak Pass Capital Management, Charlie Toppino
Underwritten Revenues	$5,880,720
Underwritten Expenses	$2,832,186	Escrows
Underwritten Net Operating Income (NOI)	$3,048,534	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,813,305	Taxes	$140,000	$11,800
Cut-off Date LTV Ratio	65.0%	Insurance	$48,900	$16,300
Maturity Date LTV Ratio(1)	59.1%	FF&E(4)	$0	$9,374
DSCR Based on Underwritten NOI / NCF	1.78x / 1.64x	Other(5)	$15,455	$0
Debt Yield Based on Underwritten NOI / NCF	13.3% / 12.2%

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$23,000,000	76.5%	Loan Payoff	$29,139,675	97.0%
Principal’s New Cash Contribution	7,053,268	23.5	Closing Costs	709,237	2.4
Reserves	204,355	0.7

Total Sources	$30,053,268	100.0%	Total Uses	$30,053,268	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as-stabilized” appraised value of $36,700,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 61.3%.
(2)	Interest-only period of 24 months.
(3)	Five Mile Capital II Pooling REIT LLC and OPC-SB, LLC are the guarantors of the non-recourse carveouts under the Inn at Key West Loan.
(4)	FF&E reserve is calculated as 4% of the annual operating income for the prior year.
(5)	Other upfront reserve represents a deferred maintenance reserve of $15,455.

The following table presents certain information relating to the year-end 2011 demand analysis with respect to the Inn at Key West Property based on market segmentation, as provided in the Year-end 2011 operating statement for the Inn at Key West Property:

2011 Accommodated Room Night Demand
Property	Leisure(1)	Meeting and Group/Commercial(1)
Inn at Key West	95.7%	4.3%

(1)	Source: Year-end operating statement.

The following table presents certain information relating to the year-end 2011 penetration rates relating to the Inn at Key West Property and various market segments, as provided in the year-end 2011 STR report for the Inn at Key West Property:

Year-End 2011 Penetration Rates
Property	Occupancy(1)	ADR(1)	RevPAR(1)
Inn at Key West	113.1%	110.9%	125.5%

(1)	Source: Year-end 2011 STR report.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

INN AT KEY WEST

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Inn at Key West Property:
	2009(1)	2010(1)	2011(1)
Occupancy	87.5%	85.0%	88.5%
ADR	$141.34	$148.31	160.39
RevPar	$123.63	$126.13	141.94

(1)	As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Inn at Key West Property:

Cash Flow Analysis(1)
	2009	2010	2011	Underwritten	Underwritten $ per Room
Room Revenue	$4,783,404	$4,879,785	$5,491,528	$5,508,881	$51,971
Food & Beverage Revenue	268,157	244,593	309,676	310,524	2,929
Other Revenue(2)	49,102	49,311	61,147	61,314	578
Total Revenue	$5,100,663	$5,173,690	$5,862,351	$5,880,720	$55,478

Room Expense	$688,619	$701,368	$770,217	$772,651	$7,289
Food & Beverage Expense	158,611	150,008	173,508	173,983	1,641
Other Expense	78,569	62,461	68,789	68,977	651
Total Departmental Expense	$925,799	$913,836	$1,012,514	$1,015,611	$9,581
Total Undistributed Expense	1,458,106	1,491,704	1,523,733	1,526,049	14,397
Total Fixed Charges	305,165	360,231	308,489	290,525	2,741
Total Operating Expenses	$2,689,070	$2,765,771	$2,844,736	$2,832,186	$26,719

Net Operating Income	$2,411,593	$2,407,919	$3,017,615	$3,048,534	$28,760
FF&E	204,027	206,948	234,494	235,229	2,219
Net Cash Flow	$2,207,567	$2,200,971	$2,783,121	$2,813,305	$26,541

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments, owner’s expense and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes telephone and other minor operating departments.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARK AND MARKET

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Raleigh, North Carolina	Cut-off Date Principal Balance	$21,978,183
Property Type	Retail	Cut-off Date Principal Balance per SF	$228.33
Size (SF)	96,257	Percentage of Initial Pool Balance	1.4%
Total Occupancy as of 4/16/2012	93.5%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/16/2012	93.5%	Type of Security(1)	Fee Simple
Year Built / Latest Renovation	2010 / NAP	Mortgage Rate	5.2895%
Appraised Value	$29,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Borrower Sponsor(2)	John M. Kane
Underwritten Revenues	$2,667,811
Underwritten Expenses	$656,226	Escrows
Underwritten Net Operating Income (NOI)	$2,011,585	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,926,438	Taxes	$271,255	$54,251
Cut-off Date LTV Ratio	74.5%	Insurance	$10,381	$423
Maturity Date LTV Ratio	61.9%	Replacement Reserves	$0	$1,604
DSCR Based on Underwritten NOI / NCF	1.37x / 1.32x	TI/LC(3)	$0	$4,167
Debt Yield Based on Underwritten NOI / NCF	9.2% / 8.8%	Other(4)	$30,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,000,000	99.8%	Loan Payoff	$21,350,162	96.9%
Principal’s New Cash Contribution	40,000	0.2	Closing Costs	378,203	1.7
Reserves	311,636	1.4

Total Sources	$22,040,000	100.0%	Total Uses	$22,040,000	100.0%

(1)	The property is subject to a condominium regime.
(2)	John M. Kane is the guarantor of the non-recourse carveouts under the Park and Market Loan.
(3)	TI/LC escrow account will be capped at $200,000.
(4)	Other escrow represents a rent shortfall reserve for Harris Teeter.

The following table presents certain information relating to the tenants at the Park and Market Property:

Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Harris Teeter	NR / NR / NR	48,200	50.1%	$1,060,400	51.0%	$22.00	11/30/2029	$421	6.6%	4, 5 year options
Sparians	NR / NR / NR	28,840	30.0	605,640	29.1	21.00	11/30/2020	$132	20.9%	4, 5 year options
Zoe’s Kitchen	NR / NR / NR	2,911	3.0	94,608	4.6	32.50	6/30/2020	$479	8.5%	2, 5 year options
Piola	NR / NR / NR	2,827	2.9	89,983	4.3	31.83	8/31/2015	$280	14.7%	1, 5 year option
Massage Envy	NR / NR / NR	2,918	3.0	87,540	4.2	30.00	12/31/2015	$216	18.0%	1, 5 year option
Salon Blu	NR / NR / NR	2,450	2.5	73,500	3.5	30.00	4/3/2015	$570	6.7%	1, 5 year option
Midtown Nail Spa	NR / NR / NR	1,899	2.0	66,465	3.2	35.00	3/31/2015	$127	35.1%	NA
Total Tenants		90,045	93.5%	$2,078,136	100.0%	$23.08
Remaining Tenants		0	0.0	0	0.0	0.00
Vacant (3)		6,212	6.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		96,257	100.0%	$2,078,136	100.0%	$23.08

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Harris Teeter sales figures represent FYE October 2011; Massage Envy, Piola, and Salon Blu sales figures represent February 2012,T-11 annualized; remaining tenants sales figures represent TTM 3/31/2012.

(3)
Per property management, Henry’s Fine Italian Gelato asked for a seasonal payment plan back in late 2011 but not forgiveness of rent.  The tenant is small, local and seasonal (gelato) and per the property manager tenant is only paying CAM and will begin paying base rent  again in June 2012 and will pay double rent to make up for the winter months when they have cash flow issues.  Lender has underwritten as vacant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARK AND MARKET

The following table presents the lease rollover schedule at the Park and Market Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	10,094	10.5	10.5%	317,488	15.3	31.45	4
2016	0	0.0	10.5%	0	0.0	0.00	0
2017	0	0.0	10.5%	0	0.0	0.00	0
2018	0	0.0	10.5%	0	0.0	0.00	0
2019	0	0.0	10.5%	0	0.0	0.00	0
2020	31,751	33.0	43.5%	700,248	33.7	22.05	2
2021	0	0.0	43.5%	0	0.0	0.00	0
2022	0	0.0	43.5%	0	0.0	0.00	0
2023 & Thereafter	48,200	50.1	93.5%	1,060,400	51.0	22.00	1
Vacant	6,212	6.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	96,257	100.0%		$2,078,136	100.0%	$23.08	7

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Park and Market Property:

Historical Leased %
	2010(1)	2011(2)
Owned Space	NAV	94.8%

(1)	The Park and Market Property was in a lease-up period during 2010.
(2)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Park and Market Property:

Cash Flow Analysis(1)
	2011	TTM 2/29/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,859,214	$2,015,272	$2,078,136	$21.59
Overage Rent	0	0	0	0.00
Gross Up Vacancy	0	0	253,512	2.63
Total Rent	$1,859,214	$2,015,272	$2,331,648	$24.22
Total Reimbursables	485,376	611,635	589,675	6.13
Parking Income	0	0	0	0.00
Other Income	0	0	0	0.00
Less Vacancy & Credit Loss	0	0	(253,512)	(2.63)
Effective Gross Income	$2,344,590	$2,626,906	$2,667,811	$27.72

Total Operating Expenses	$701,054	$703,099	$656,226	$6.82

Net Operating Income	$1,643,536	$1,923,807	$2,011,585	$20.90
TI/LC	0	0	65,895	0.68
Capital Expenditures	0	0	19,251	0.20
Net Cash Flow	$1,643,536	$1,923,807	$1,926,438	$20.01

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten base rent based on contractual rents as of 4/16/2012 and rent steps through 12/31/2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet.  The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types.  Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates.  Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined therein, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility.  We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors.  In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity.  The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—
The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus.  Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—
Investors should treat each mortgage loan as a nonrecourse loan.  If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan.  Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property.  Payment at maturity is primarily dependent upon the market value of the mortgaged property or the borrower’s ability to refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—
Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates.  While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—
The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—
Except as regards their status under the Secondary Mortgage Market Enhancement Act of 1984, as amended, we make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions.  We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—
Member States of the European Union (“EU”) have implemented Article 122a of the Banking Consolidation Directive (Directive 2006/48/EC, as amended) (“Article 122a”), which applies to new securitizations issued on or after January 1, 2011 as well as certain existing securitizations issued prior to that date only where new assets are added or substituted after December 31, 2014.  Article 122a imposes a severe capital charge on a securitization position acquired by an EU-regulated credit institution unless, among other conditions, (a) the originator, sponsor or original lender for the securitization has explicitly disclosed to the EU-regulated credit institution that it will retain, on an ongoing basis, a material net economic interest of not less than 5% in respect of certain specified credit risk tranches or asset exposures, and (b) the acquiring institution is able to demonstrate that it has undertaken certain due diligence in respect of its securitization position and the underlying exposures and that procedures are established for such activities to be monitored on an on-going basis.  For purposes of Article 122a, an EU-regulated credit institution may be subject to the capital requirements as a result of activities of its overseas affiliates, possibly including those that are based in the United States.  Requirements similar to the retention requirement in Article 122a are scheduled to apply in the future to investment in securitizations by EEA insurance and reinsurance undertakings and by investment funds managed by EEA alternative investment fund managers. None of the Sponsors, the Depositor or the Issuing Entity has taken, or intends to take, any steps to comply with the requirements of Article 122a.  As neither the Depositor nor any Sponsor will retain a 5% net economic interest with respect to the offered certificates in one of the forms prescribed by Article 122a, the adverse effect of Article 122a to EU–regulated institutions and their affiliates may cause them not to invest in the Certificates.

—
The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking regulators amend their regulations to exclude reliance on credit ratings, including the use of such ratings to determine the permissibility of, and capital charges imposed on, investments by banking institutions. Such regulations, including those that have been proposed  to implement  the more recent Basel internal ratings based and advanced measures approaches, may result in greater capital charges to financial institutions that own CMBS, or otherwise adversely affect the attractiveness of investments in CMBS for regulatory purposes.

—
The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products.  These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—
The repayment of the mortgage loans in the pool will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents.  However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan at any given time.  The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—
The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers.  The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance.  Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—
A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date or Anticipated Repayment Date

—
Mortgage loans with substantial remaining principal balances at their stated maturity date or anticipated repayment date involve greater risk than fully-amortizing mortgage loans.  This is because the borrower may be unable to repay the loan at that time.  A borrower’s ability to repay a mortgage loan on its stated maturity date or anticipated repayment date typically will depend upon its ability either to refinance the mortgage loan or to sell the mortgaged property at a price sufficient to permit repayment.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—
We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, defaults and liquidations or repurchases upon breaches of representations and warranties or purchases by a companion loan holder or mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—
Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the Depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency except that Archetype Mortgage Capital LLC will guarantee the obligations of Archetype Mortgage Funding I LLC. We cannot provide assurances that the applicable sponsor will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—
There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business.  Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs.  We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—
Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan  by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor.  In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—
Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties.  Additionally, with respect to the appraisals setting forth assumptions as to the “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—
The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—
Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware.  Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Availability of Earthquake, Flood and Other Insurance

—
Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—
Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

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In the event of the bankruptcy or insolvency of an originator, a sponsor or the Depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

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The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6).  The transfers of the applicable mortgage loans by Goldman Sachs Mortgage Company (“GSMC”), to the depositor, will not qualify for the FDIC Safe Harbor.  However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the Depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC and therefore beyond the FDIC’s repudiation powers if GS Bank became subject to a receivership or conservatorship. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed.  Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor and the Controlling Class Representative

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The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the holder of a Companion Loan or holder of a mezzanine loan or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the holder of a Companion Loan or holder of a mezzanine loan or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower.  Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

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The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in the expected repayment dates or other features of some or all of the mortgage loans.  The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates.  The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates.  The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, and Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates.  A completed offering would reduce the originators’ exposure to the mortgage loans.  The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates.  The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

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The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

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The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders.  The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

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The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise.  The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments.  Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers.  By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments.  As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

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If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

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In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

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Other nationally recognized statistical rating organizations that the Depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the Depositor.  The issuance of unsolicited ratings by any nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from ratings assigned by the rating agencies engaged by the Depositor may adversely impact the liquidity, market value or regulatory characterization of those offered certificates.

■	Tax Considerations

—	The offered certificates, will be treated as regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of investment.

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State and local income tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state and local tax consequences of an investment in the certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies & Company, Inc., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.